UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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SIGNET JEWELERS LIMITED

(Name of Registrant as Specified In Its Charter)
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About Us

Signet operates approximately 2,600 stores primarily under the name brands of Kay Jewelers, Zales, Jared, Blue Nile, Diamonds Direct, Banter by Piercing Pagoda, Peoples Jewellers, H.Samuel, and Ernest Jones. As a Purpose-driven and sustainability-focused company, Signet is a participant in the United Nations Global Compact and adheres to its principles-based approach to responsible business. Our sales derive from the retailing of jewelry, watches, and associated services. Signet's shares are listed on the New York Stock Exchange (SIG).

Our Portfolio of Brands

KAY JEWELERS

America's #1 jewelry destination and the leader in love, KAY offers fine jewelry that feels personal and intentional, empowering every story, every love, everywhere.

PEOPLES CANADA'S #1 DIAMOND STORE

Canada's leading fine jewellery retailer, offering quality styles at great value to express love for every occasion—from engagements and birthdays to just because.

Blue Nile

A luxury natural diamond retailer offering expert craftsmanship, exceptional quality, and a curated selection of bridal and fashion jewelry for life's meaningful moments, both online and in stores.

JARED JEWELERS

Redefining modern luxury through curated designer collections, personalized service, and bespoke design innovation.

DIAMONDS DIRECT

Diamonds Direct combines exceptional quality with a welcoming, high-touch experience that transforms meaningful moments into lasting relationships.

ZALES

Meant to be worn, layered, and lived in, Zales takes fine jewelry out of its box, turning it into a coveted daily ritual inspiring women to wear it whenever, wherever.

Banter BY PIERCING PAGODA

With quality, style, and accessibility at the core, Banter gives you the freedom to explore and define your look on your own terms.

H·SAMUEL

The UK and Ireland's most loved high street jeweller, bringing the joy of jewellery to everyday life through accessible style, gifting, and value.

ERNEST JONES

The UK's leading diamond & fine jewellery specialist, helping people choose with confidence at life's most meaningful moments.

JS SIGNET JEWELRY SERVICES

Providing expert jewelry services such as care, repair, and bespoke custom design, as well as payment options, warranty, and insurance products.

CHAIR’S LETTER

May 14, 2026

Proxy Letter from the Chair of the Board

DEAR FELLOW SHAREHOLDERS,

Signet’s Board of Directors (the “Board”) worked closely with our management team in Fiscal 2026 to make progress on Signet’s goals while navigating a volatile and uncertain macroeconomic environment. In his first year as Signet’s CEO, J.K. Symancyk launched Grow Brand Love, a comprehensive strategy to consolidate and strengthen our brand portfolio and improve Signet’s operating model. The Board was encouraged to see these early actions support a return to sales growth and improved profitability, despite significant sector challenges, including a rapidly evolving tariff landscape and record gold prices.

Helen McCluskey Chair of the Board

As Board Chair, I’ve had the privilege of working closely with J.K. and benefiting from his retail industry insights. His honesty and openness to feedback shine through in his relationships with our team members and investors. Signet’s stock outperformance over the S&P 500 Specialty Retail Index in cumulative total return in Fiscal 2026 reflects a combination of factors, including the market’s growing confidence in J.K.’s leadership and is validation of the effort and commitment of Signet’s more than 27,000 team members.

The Board is committed to continuing to support J.K. and the entire management team by providing expertise, guidance and oversight and will continue to rigorously evaluate management’s performance through comprehensive metrics. The Board also regularly reviews its structure and practices to ensure it meets Signet’s evolving needs and strives for best-in-class corporate governance. To this end, we made the following enhancements in Fiscal 2026:

◆	Technology Committee: Recognizing the increasing importance of artificial intelligence (“AI”), e-commerce, digital innovation and cybersecurity, we established a standalone Technology Committee of the Board. This dedicated Committee enhances our oversight of technology strategy, data privacy, cyber risk, and better positions us to assess the effectiveness of Signet’s investments in these areas that are important to our long-term strategy.

◆	Governance, Nominations & Sustainability Committee: We combined oversight of sustainability and governance into the Governance, Nominations & Sustainability Committee, reinforcing the integration of sustainability considerations into our broader governance framework.

◆	Performance-based Board Refreshment Approach: We updated our Director Refreshment Policy to emphasize skills, independence, and ongoing performance evaluations, while continuing to support thoughtful Board refreshment aligned with strategic needs.

We firmly believe that strong governance is rooted in a company’s values and that our Purpose-driven culture contributes to our long-term financial success. I’m proud that Signet has been named, for the second year, among the 2026 World’s Most Ethical Companies by Ethisphere and gratified by the fact that Signet earned the designation of a Great Place to Work-CertifiedTM company for the sixth consecutive year. These accolades speak to the values and commitment of our talented and passionate team members.

In support of Signet’s commitment to ongoing board refreshment, the Company recently announced the appointment of Jeff Gennette to the Board of Directors,

adding a seasoned retail executive with more than 40 years of industry experience, including as Chairman and CEO of Macy’s Inc., where he led the organization through periods of growth and transformation. His deep executive leadership, strategic planning capabilities, and broad operational experience across marketing, brand management, merchandising, and store operations will be a significant asset to the Board.

After serving on the Signet Board since March 2018, Nancy Reardon will not stand for re-election at the Company’s Annual Meeting of Shareholders (“Annual Meeting”). Signet and the Board extend our sincere appreciation to Nancy for her dedicated service and significant contributions, particularly in her role as Chair of the Human Capital Management & Compensation Committee.

During a period of meaningful commercial and cultural transformation for the Company, Nancy provided steady leadership, sound judgment, and thoughtful counsel, guiding critical decisions affecting Signet’s culture, team members, and long-term capabilities. Her guidance on Board composition and governance practices further strengthened oversight and supported the Company’s cultural evolution and reputation.

In addition to the accompanying Proxy Statement, we encourage you to review our Annual Report to Shareholders, including the Letters to Shareholders from J.K. and me. We also recommend that you review this year’s Corporate Citizenship & Sustainability Report, which is expected to be released in June, to understand how Signet is fulfilling its Purpose across the communities in which it operates.

Our Board also invites you to our 2026 Annual Meeting, which will be held on June 26, 2026, at 11:30 a.m., Eastern Time. The Annual Meeting will be held virtually via live audio webcast at www.virtualshareholdermeeting.com/SIG2026. Participation will only be available through this virtual link. Please review the instructions for participating in the “Shareholder Q&A” section of the accompanying Proxy Statement.

Thank you for your support of Signet Jewelers. We ask that you carefully consider the information in this Proxy Statement related to the various proposals. The Board is committed to the long-term success of our Company, and we value your input and feedback.

Sincerely,

Helen McCluskey

Chair of the Board, Signet Jewelers

Notice of Annual Meeting of Shareholders

Date & Time	Place

Friday, June 26, 2026, 11:30 a.m., Eastern Time	Virtual meeting via live audio webcast at: www.virtualshareholder meeting.com/SIG2026

At the Annual Meeting, the following items of business shall be considered:

1.  Election of eleven members of the Company’s Board of Directors to serve until the next annual meeting of shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

2. Appointment of KPMG LLP as independent registered public accounting firm (“independent auditor”) of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next annual meeting of shareholders and authorization of the Audit Committee to determine its compensation.

3. Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).

Notice is hereby given that the 2026 Annual Meeting of Shareholders (“Annual Meeting”) of Signet Jewelers Limited (the “Company” or “Signet”) to be held on Friday, June 26, 2026 at 11:30 am, Eastern Time. The Annual Meeting will be held entirely online live via audio webcast.

If you are a Signet shareholder of record, you will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/SIG2026.

Each of the proposals to be presented at the Annual Meeting will be voted upon by a poll. In addition, the Company will consider the transaction of any other business properly brought at the Annual Meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on Friday, May 1, 2026 as the record date for the Annual Meeting. All of the Company’s shareholders of record at the close of business on that date are entitled to notice of, and to participate and vote at, the Annual Meeting and at any adjournment and continuation thereof.

Attendance at the Annual Meeting will be limited to shareholders of record, beneficial owners with evidence of ownership, corporate representatives of shareholders, proxies and guests invited by management who have a 16-digit control number, which shall be on the notice, proxy card or instructions that accompanied the proxy materials.

The Annual Meeting will be conducted pursuant to the Company’s Bye-laws and rules of order prescribed by the Chairman of the Annual Meeting.

By Order of the Board.

Matt Shady

Corporate Secretary

May 14, 2026

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on June 26, 2026. The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and the Annual Report to Shareholders are available at www.proxydocs.com/SIG.

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING OF SHAREHOLDERS AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE REGISTER YOUR VOTE BY APPOINTING A PROXY ELECTRONICALLY BY INTERNET OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD, OR, ALTERNATIVELY, MARK, SIGN AND DATE THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS THEREON AND MAIL IT PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY ELECTRONICALLY VOTE LIVE IF YOU ATTEND THE VIRTUAL ANNUAL MEETING OF SHAREHOLDERS. YOUR PROXY IS REVOCABLE AT ANY TIME BY SENDING WRITTEN NOTICE OF REVOCATION OR BY SUBMISSION OF A PROPERLY EXECUTED PROXY BEARING A LATER DATE TO BROADRIDGE BY THE DEADLINE OF 12:01 AM, EASTERN TIME (5:01 AM, BRITISH SUMMER TIME) ON JUNE 26, 2026 OR BY VOTING ELECTRONICALLY AT THE VIRTUAL MEETING.

Proxy Statement Summary

2026 Annual Meeting of Shareholders

Highlights of certain information in this Proxy Statement are provided below. As it is only a summary, please refer to the complete Proxy Statement and 2026 Annual Report to Shareholders before you vote.

Date & Time June 26, 2026, 11:30 a.m., Eastern Time	Virtual meeting to be held via live audio webcast at www.virtualshareholdermeeting.com/SIG2026

Record Date May 1, 2026 Date proxy materials are first made available to Shareholders: May 14, 2026	Electronic voting prior to the Annual Meeting www.proxyvote.com

Voting Matters and Board Recommendations

Proposals		Board’s Recommendation	Page

1.	Election of eleven members of the Company’s Board of Directors.	FOR All Director Nominees	8

2.	Appointment of KPMG LLP as independent registered public accounting firm of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next annual meeting of shareholders, and authorization of the Audit Committee to determine its compensation.	FOR	34

3.	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (the “Say-on-Pay” vote).	FOR	39

   ELECTION OF DIRECTORS (See page 8)

Chair Helen McCluskey Director Terms 1 Year	Board Meetings in Fiscal 2026: 5	of the meetings and those Committees on which the Director served
Standing Board Committee Meetings in Fiscal 2026

6	Audit Committee	6	Finance Committee	1	Governance, Nominations & Sustainability Committee*	7	Human Capital Management & Compensation Committee	1	Technology Committee*

*

In August 2025, the Board implemented a restructuring of its Committee framework pursuant to which the former Governance & Technology Committee was separated into a standalone Technology Committee and a reconstituted Governance, Nominations & Sustainability Committee. The key elements of the former Corporate Citizenship & Sustainability Committee were primarily integrated into the Governance, Nominations & Sustainability Committee or reassigned to other Committees. Prior to the change, the Corporate Citizenship & Sustainability Committee met two times and the Governance & Technology Committee met three times.

SIGNET JEWELERS	1	2026 PROXY STATEMENT

PROXY STATEMENT SUMMARY

	Committees
Nominees	AC	HCMC	GNSC	TC	FC	Director Since	Independent	Recommended Vote
Helen McCluskey						2013	YES	FOR
J.K. Symancyk						2024	NO	FOR
André V. Branch	◆			◆		2021	YES	FOR
Sandra B. Cochran		◆			◆	2024	YES	FOR
Jeffrey Gennette		◆			◆	2026	YES	FOR
R. Mark Graf	◆				C	2017	YES	FOR
Zackery A. Hicks			◆	C		2018	YES	FOR
Sharon L. McCollam	C			◆		2018	YES	FOR
Brian Tilzer			C	◆		2017	YES	FOR
Eugenia Ulasewicz		◆	◆			2013	YES	FOR
Dontá L. Wilson		◆			◆	2021	YES	FOR

AC	HCMC	GNSC	TC	FC
Audit Committee	Human Capital Management & Compensation Committee	Governance, Nominations & Sustainability Committee	Technology Committee	Finance Committee

C = Chair

Upon the departure of Nancy Reardon, who currently serves as the Chair of the Human Capital Management & Compensation Committee and is not standing for re-election at the Annual Meeting, Mr. Wilson shall become Chair of the Human Capital Management & Compensation Committee effective immediately following the Annual Meeting.

CORPORATE GOVERNANCE (See page 16)

Our corporate governance reflects best practices.

BOARD ACCOUNTABILITY

◆ All Directors are elected annually ◆ The Company has majority voting for Director elections

LEADERSHIP STRUCTURE AND SUCCESSION PLANNING

◆

The roles of the Chair and Chief Executive Officer (“CEO”) are separate to provide clear division of responsibilities between leadership of the Board and the principal executive responsible for the Company’s operations

◆

The Board regularly participates in CEO and Chair succession planning

◆

Formal emergency succession plan for the Chair and CEO have been adopted

DIRECTOR INDEPENDENCE

◆

The Chair of the Board is independent and approves Board meeting agendas and oversees effective Board operation

◆

All members of the five standing Board Committees, including Audit, Finance, Governance, Nominations & Sustainability, Human Capital Management & Compensation and Technology are independent Directors

◆

All Directors are independent with the exception of the CEO

BOARD DIVERSITY

◆

The Board maintains a Director Refreshment Policy which includes Board refreshment considerations including diversity of skills, experiences, backgrounds, and other personal attributes, and publishes a Director skills matrix

◆

The Chair is a woman and four Board nominees are women

◆

Two Board nominees are persons of color

◆

The Board nominees range in ages from 49 to 72 years

◆

Two Board nominees identify with the LGBTQ+ community

BOARD REFRESHMENT

◆

A Director Refreshment Policy is in place, which provides a resignation policy in the event a Director retires from or significant changes their principal occupation or business position or they can no longer effectively fulfill their responsibilities to the Company and Board, and other refreshment considerations

◆

Average tenure of Board nominees is approximately 6.7 years

◆

Five Board nominees have been added since the beginning of 2021

SIGNET JEWELERS	2	2026 PROXY STATEMENT

PROXY STATEMENT SUMMARY

BOARD EVALUATION AND EFFECTIVENESS

◆ Annual Board, Committee and Director evaluations are conducted, including periodic external Board evaluations ◆ A Director skills matrix is reviewed and approved by the Board each year

SHAREHOLDER RIGHTS AND ALIGNMENT

◆

Company policy prohibits pledging and hedging of Company shares by Directors and employees

◆

Executive officer and Director Share Ownership Policies have been adopted

◆

No material related party transactions exist involving any Directors or the CEO

◆

There are no material restrictions to call special meetings or bring forth proposals at a general meeting of shareholders

◆

The Board cannot materially modify the Company’s capital structure without shareholder approval

DIRECTOR ACCESS AND ENGAGEMENT

◆

Executive sessions of independent Directors are held at each regularly scheduled Board meeting

◆

All Directors continuing in office at the time are required to attend the annual meeting of shareholders

◆

Shareholders have the ability to engage with Directors through the procedures set forth on page 28 of this Proxy Statement

◆

No Directors are considered over-boarded

CORPORATE CITIZENSHIP

◆

The Board oversees corporate citizenship and sustainability through its Governance, Nominations & Sustainability Committee

◆

The Company annually publishes a Corporate Citizenship and Sustainability Report that seeks to align with SASB reporting standards

HUMAN CAPITAL MANAGEMENT

◆

The Board oversees human capital management, including culture, compensation, inclusivity, benefits and well-being strategy, talent management, performance management, and succession planning through its Human Capital Management & Compensation Committee

RISK OVERSIGHT

◆

The Board oversees enterprise risk management, including oversight of climate change and cybersecurity risks

◆

The Board, its Committees and individual Board members have full access to management to discuss any risks impacting the Company or internal controls

◆

Board has responsibility for risk oversight with specific risk areas delegated to its Committees, whose deliberations are reported to the full Board as set forth on page 21 of this Proxy Statement

EXECUTIVE COMPENSATION (See page 39)

Our executive compensation program is designed to attract, motivate, reward and retain talent and align the interests of executives with shareholders by paying for performance

Our executive compensation philosophy is to provide an attractive, competitive, and market-based total compensation program tied to performance and aligned with long-term value creation. Our objective is to attract, retain, incentivize and reward the quality of executive officers necessary to deliver sustained high performance to our shareholders and customers. Our executive compensation practices during the fiscal year ended January 31, 2026 (“Fiscal 2026”) reinforced our goals and were aimed at rewarding our executive officers for meaningful progress against our Grow Brand Love strategic plan and priorities despite ongoing headwinds, volatility and uncertainty in the macroeconomic environment.

SIGNET JEWELERS	3	2026 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Key components of our Fiscal 2026 executive compensation program

The Human Capital Management & Compensation Committee reviews program components, targets and payouts on an annual basis to assess the strength of pay-for-performance alignment. Performance is evaluated against short-term goals that support our long-term business strategy and long-term goals that are drivers of long-term shareholder value creation. The Committee has established an executive compensation program that contains the following key components:

Component	Objective	Performance Linkage

Base salary	Provide a fixed level of pay, in cash, that is not at risk and reflects individual experience and ongoing contribution and performance.	Amounts and performance adjustments are tied to individual performance, while factoring in competitive market benchmarks.

Annual bonus under the Short-Term Incentive Plan (“STIP”)	Motivate and reward achievement of annual financial results against established annual goals of the Company.	Cash awards depend on the degree of achievement against challenging annual performance targets that align with our strategic plan and focus on profitable growth.

Long-term incentives under the Long-Term Incentive Plan (“LTIP”) ◆ Performance-based restricted stock units (“PSUs”) ◆ Time-based restricted stock units (“RSUs”)	Align management with long-term shareholder interests; retain executive officers; motivate and reward achievement of sustainable earnings growth and returns over time.	PSUs (60% of LTIP awards granted in Fiscal 2026) require achievement of challenging financial goals over a three-year performance measurement period and vest following such performance period, and RSUs (40% of LTIP awards granted in Fiscal 2026) vest over a three-year period upon the continuance of service for retention.

SIGNET JEWELERS	4	2026 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Executive compensation programs incorporate strong governance features

In designing and administering the Company’s compensation program, the Human Capital Management & Compensation Committee periodically reviews benchmarks and has sought to align the program with best practices and principles, such as:

WHAT WE DO

◆ Align pay to Company strategy and performance results

◆ Set rigorous, objective performance goals and tie vesting of performance-based equity awards to service over multiple years

◆ Ensure oversight of compensation and benefit programs by independent Board of Directors

◆ Impose and monitor meaningful stock ownership requirements

◆

Maintain a Clawback Policy compliant with NYSE rules, which allows for recoupment in all incentive plans and provides the Human Capital Management & Compensation Committee the discretion to clawback for other circumstances, including reputational harm

◆ Retain independent compensation consultant

◆ Set maximum payout limits on all variable compensation

◆ Mitigate undue risk in compensation programs

◆ Require double-trigger vesting for severance and change-in-control benefits and LTIP awards

WHAT WE DO NOT DO

◆ No excise tax gross-ups in connection with a change in control

◆ No dividend equivalents paid on performance share units

◆ No hedging transactions, short sales or pledging of Company stock

◆ No resetting of performance targets

◆ No excessive severance benefits

The Company received strong shareholder support for the executive compensation program in place during the fiscal year ended February 1, 2025 (“Fiscal 2025”), with 96% of votes cast approving the advisory Say-on-Pay resolution in July 2025. As in prior years, the Committee considered this input from shareholders as well as input from other stakeholders as part of its annual review of the executive compensation program. Based on the Committee’s assessment of the program, the Committee continued to apply the same principles in determining the amounts and types of executive compensation for Fiscal 2026.

Please see the Compensation Discussion and Analysis (“CDA”) section of this Proxy Statement for a detailed description of executive compensation.

SIGNET JEWELERS	5	2026 PROXY STATEMENT

PROXY STATEMENT SUMMARY

SUSTAINABILITY AND HUMAN CAPITAL MANAGEMENT (See page 31)

In Fiscal 2026, Signet brought its corporate Purpose — Inspiring Love — to life. We meaningfully advanced our Sustainability programs internally and strengthened our external data reporting capabilities. Our Human Capital Management strategy remains a key enabler of support for our Sustainability efforts.

We seek to provide our team members with a compelling benefits package and nurture talent through professional development opportunities that allow our team members to shine. Our team members fully embrace and embody our Purpose, enabling them to drive our mission, which is to Celebrate Life and Express Love® with our customers.

We continued to enhance and refine our Sustainability program and related initiatives in the last year. Significant milestones and accomplishments include:

The Signet Team Member Relief Fund, a team member-funded resource that provides financial assistance to colleagues facing personal hardships such as those caused by natural disasters or other emergencies, distributed vital support to nearly 150 team members this year.

In line with our Purpose of Inspiring Love, the Signet Love Inspires Foundation donated more than $1.2 million to nonprofit organizations that support the communities where our team members live and work.

For our calendar year 2025 fundraising campaign benefiting St. Jude Children’s Research Hospital®, Signet raised $12 million. This record-breaking contribution was the highest amount Signet has ever raised in one year for St. Jude. Signet has raised more than $122 million throughout its 27-year partnership and, in late 2023, committed to raising another $100 million for St. Jude.

In Fiscal 2026, Ethisphere named Signet to its 2026 World’s Most Ethical Companies® Honoree List for the second consecutive year, recognizing Signet’s dedication to ethical business practices that positively impact team members, the communities in which we operate, and broader stakeholders.

Signet was named a Great Place to Work- Certified™ company for the sixth consecutive year. Our commitment to creating an exceptional team member experience is reflected in our team’s strong feedback on the Great Place to Work® Trust Index© Survey.

Since 2021, Signet has been a participant in the United Nations Global Compact corporate responsibility initiative. The Ten Principles of the United Nations Global Compact take into account the fundamental responsibilities of businesses in the areas of human rights, labor, environment and anti- corruption.

In Fiscal 2026, Signet’s Sustainability program was guided by our 2030 Corporate Sustainability Goals (CSGs). Each CSG has a Signet Leadership Team sponsor to effectively integrate sustainability into Signet’s business operations.

Signet executives and leaders advanced their involvement and oversight of climate risk and opportunities through its Climate Action and Sustainability Committee (CASC). The cross-functional CASC also guides the control environment for climate-related disclosures.

Signet was named to four lists by Newsweek reflecting the superior quality and collegiality of our workplace.

SIGNET JEWELERS	6	2026 PROXY STATEMENT

Signet Jewelers Limited	May 14, 2026
Clarendon House 2 Church Street
Hamilton HM11, Bermuda

Solicitation of Proxies

The proxy or proxies accompanying this proxy statement and relating to shares of Class A Common Stock, par value $0.18 per share (the “Common Shares”) are solicited on behalf of the Board of Directors of Signet Jewelers Limited, a Bermuda corporation, for exercise at the annual meeting of shareholders to be held on Friday, June 26, 2026 at 11:30 a.m., Eastern Time (the “Annual Meeting”). Due to the reasons set forth in the “Shareholder Q&A” section of this Proxy Statement, the Annual Meeting will be held in a virtual meeting format only via live audio webcast at www.virtualshareholdermeeting.com/SIG2026. You will not be able to attend the Annual Meeting in person. If you plan to attend the Annual Meeting virtually, please review the instructions for attendance included in the “Shareholder Q&A” section below.

This proxy statement and related form of proxy are being made first available to shareholders on or about May 14, 2026.

Unless otherwise specifically stated or the context otherwise requires, all references in this proxy statement to the “Company,” “Signet,” “we,” “our,” “us” and similar terms refer to Signet Jewelers Limited and its subsidiaries.

SIGNET JEWELERS	7	2026 PROXY STATEMENT

Proposal 1: Election of Directors

Our Directors are elected at each Annual Meeting and our Board currently consists of twelve Directors. Nancy Reardon will conclude her tenure on the Board at the Annual Meeting, as she has elected not to stand for re-election at the Annual Meeting. We thank Ms. Reardon for her eight years of dedicated service to the Company, including her long-standing service as Chair of the Human Capital Management & Compensation Committee. Effective as of the Annual Meeting, the size of the Board will be reduced to eleven Directors.

Therefore, we are asking shareholders to consider eleven nominees for election to the Board to serve until the next annual meeting of shareholders or until their successors are duly elected. Each Director standing for election has the endorsement of the Board and the Governance, Nominations & Sustainability Committee. The Director nominees bring a variety of backgrounds, skills and experiences that contribute to a well-rounded and diverse Board to effectively guide our Grow Brand Love strategy, oversee our operations in an evolving retail environment and goals to accelerate growth and build on our strong core foundation to create shareholder value. The Board was recently refreshed with the addition of Jeffrey Gennette, a highly qualified Director nominee who brings significant leadership experience in the retail industry, fresh insights, and expertise in areas relevant to guiding and overseeing key aspects of Grow Brand Love.

Director Qualifications and Experience

Our Governance, Nominations & Sustainability Committee performs an annual assessment of the skills and the experience needed to maintain a well-rounded and effective Board and summarizes such assessment in a tabular matrix. In Fiscal 2025, the Committee reviewed and updated the list of qualifications and experience to further align with the current needs of the Company following the launch of the Company’s Grow Brand Love strategy. The Committee uses the matrix to assess the composition of the Board and to identify desired qualifications and experience for potential candidates, including the recent identification, selection and appointment of Jeffrey Gennette in May 2026. The following matrix provides a summary of the criteria used for each qualification and experience trait measured, as well as the total number of Director nominees that demonstrate the specific skills, knowledge and experience traits. Individuals may possess other valuable skills, knowledge and experience even though they are not included in the matrix below:

DIRECTORS QUALIFICATIONS, SKILLS AND EXPERIENCE

EXECUTIVE LEADERSHIP EXPERIENCE* 11

Experience serving as a chief executive or other senior executive of a public company or a private company with substantial operations.

FINANCIAL & ACCOUNTING LITERACY 9

Senior-level experience or expertise in finance, accounting or auditing providing in-depth understanding of public company financial reporting and internal controls.

STRATEGIC PLANNING & ANALYSIS 11

Senior-level experience evaluating and driving strategic direction and growth of an enterprise.

BUSINESS DEVELOPMENT, MERGERS & ACQUISITIONS 9

Experience in identifying, evaluating and/or integrating strategic transactions.

OPERATIONS, PROCUREMENT & SUPPLY CHAIN MANAGEMENT 8

Senior-level operational experience and expertise in effective supply chain management, OmniChannel distribution and logistics operations.

HUMAN RESOURCES & TALENT DEVELOPMENT 11

Senior-level experience or expertise with human capital management, executive compensation and succession planning.

CYBERSECURITY & DATA PRIVACY 6

Significant expertise regarding cybersecurity, or overseeing risk management with respect to protecting technology systems and company and customer information.

RETAIL INDUSTRY 11

Senior-level experience or expertise in the operation of a retail or consumer products company.

INTERNATIONAL BUSINESS 8

Senior-level experience overseeing international operations or working outside the United States providing a relevant cultural and regulatory perspective over international business.

RISK OVERSIGHT & MANAGEMENT 11

Senior-level or significant operational experience identifying, assessing, prioritizing, monitoring and mitigating enterprise-level risks.

ETHICS, CORPORATE SOCIAL RESPONSIBILITY, ENVIRONMENTAL, CLIMATE CHANGE AND SUSTAINABILITY MATTERS 10

Extensive knowledge or experience overseeing ethics, corporate governance, corporate social responsibility, environmental and sustainability matters.

PUBLIC COMPANY BOARD EXPERIENCE 7

Experience serving on the board and board committees of other public companies.

MARKETING AND BRAND MANAGEMENT 9

Senior-level experience or expertise related to marketing, customer engagement, consumer insights and brand management.

INFORMATION TECHNOLOGY AND DIGITAL 7

Significant experience or expertise regarding information technology and related systems or the use of technology, digital capabilities, data analytics and/or channel connectivity as it relates to retail and/or marketing operations.

* Includes five Directors with CEO experience

SIGNET JEWELERS	8	2026 PROXY STATEMENT

ELECTION OF DIRECTORS

Board Composition, Independence and Tenure

The Company’s Corporate Governance Guidelines and New York Stock Exchange (“NYSE”) listing standards require that independent Directors constitute a majority of the Board. All Directors, other than Mr. Symancyk, our CEO, have been affirmatively determined by the Board to be independent in accordance with all applicable standards.

In addition to the skills and qualifications listed above under “Directors Qualifications and Experience”, inclusivity is another consideration the Governance, Nominations & Sustainability Committee considers in identifying potential candidates for the Board, including diversity in terms of business experience, functional skills, backgrounds and personal attributes. Considering diversity as part of the selection process for the candidates on our Board is consistent with the goal of creating a Board that best serves the needs of our Company and the interests of our shareholders and customers by offering a diverse set of perspectives. To this end, four out of the eleven nominees are gender diverse, two out of the eleven nominees are of diverse ethnicity, and two out of the eleven nominees identify with the LGBTQ+ community.

We believe that diversity with respect to tenure is also important to match the evolving needs of the business, and balance deep experience and knowledge of the Company with new perspectives. Therefore, we aim to maintain an appropriate balance of tenure across our Board. In furtherance of the Board’s active role in Board succession planning and refreshment, five of the Director nominees have been appointed to the Board since the beginning of 2021.

The following charts summarize the independence, tenure, and age diversity of our Director nominees
11 BOARD NOMINEES 49-72 Years AGE RANGE 6.7 Years AVERAGE TENURE 20% of Standing Board Committees will be chaired by a woman following the Annual Meeting

SIGNET JEWELERS	9	2026 PROXY STATEMENT

ELECTION OF DIRECTORS

DIRECTOR NOMINEES

Principal Occupation and Experience

Helen McCluskey has served as the Company’s Chair of the Board since June 2024. She previously served as President and Chief Executive Officer and a member of the board of directors of The Warnaco Group, Inc. from 2012 until its 2013 acquisition by PVH Corporation, when she retired and became an independent director of PVH until 2014. She joined Warnaco as Group President, Intimate Apparel in 2004, and her responsibilities continued to increase, becoming Chief Operating Officer in 2010 before becoming President and Chief Executive Officer. Prior to joining Warnaco, Ms. McCluskey held various positions of increasing responsibility with Liz Claiborne Inc. from 2001 to 2004, Playtex Apparel, Inc from 1983 to 2001 (which was acquired by Sara Lee Corporation in 1991) and Firestone Tire & Rubber Company from 1977 to 1983. Ms. McCluskey currently serves on the board of directors of Abercrombie & Fitch Co., a publicly traded clothing retailer, since February 2019. She previously served on the board of directors of Dean Foods Company, a publicly traded food and beverage company, from November 2015 to May 2020, and Avon Products Inc., a publicly traded international social selling beauty company, from July 2014 to January 2020.

Director Qualifications and Key Skills and Attributes

Ms. McCluskey brings a broad background in strategy, business development and planning, operations, supply chain and brand management, merchandising, marketing, and chief executive officer leadership experience to the Board. Her proven capabilities in strategic planning and analysis, combined with deep experience in the fashion and specialty retail industry and strong understanding of consumer behavior, provide meaningful governance and operational insight. Her extensive public company board experience further strengthens the Board’s overall effectiveness and supports her service as Chair.

HELEN MCCLUSKEY CHAIR AND INDEPENDENT DIRECTOR Age: 71 Director Since: August 2013
	Public Directorship Abercrombie & Fitch Co.	Former Directorships Avon Products, Inc. Dean Foods Company

Principal Occupation and Experience

J.K. Symancyk was appointed Chief Executive Officer of the Company on November 4, 2024. Prior to joining Signet, Mr. Symancyk served as President and Chief Executive Officer and as a director of PetSmart, Inc./PetSmart LLC, a leading specialty pet retailer, from June 2018 to September 2024. Prior to PetSmart, he served as President and Chief Executive Officer of Academy Sports & Outdoors, a sporting goods retailer, where he also served on the board of directors, and held many leadership roles at Meijer, a supercenter chain, including Group Vice President, EVP Chief Marketing Officer, Chief Operating Officer, and President. Mr. Symancyk currently serves as a member of the board of directors of Bath & Body Works, Inc., a publicly traded home and body care products retailer, since 2021. Previously, Mr. Symancyk served on the board of directors of Chewy, Inc., a publicly traded online retailer for pet products, from June 2018 through July 2021, and GameStop Corp., a publicly traded gaming and entertainment products retailer, from March 2020 to June 2021. He also serves as a member of the board of directors for the Retail Industry Leaders Association, a U.S. trade association for leading retailers. Mr. Symancyk graduated with a bachelor’s degree from the University of Arkansas at Fayetteville.

Director Qualifications and Key Skills and Attributes

With over 30 years of retail industry experience leading large and complex organizations across diverse categories, Mr. Symancyk brings deep executive leadership, including multiple years of chief executive officer experience, strategic planning and analysis, operations, merchandising, supply chain management, marketing and brand management expertise. His extensive background provides strong business and industry acumen, and he has significant experience driving growth and market leadership through proprietary brand development, services expansion, loyalty programs, and digital and supply chain enhancements.

J.K. SYMANCYK CHIEF EXECUTIVE OFFICER Age: 54 Director Since: November 2024
	Public Directorship Bath & Body Works, Inc	Former Directorships PetSmart, Inc. Chewy Inc. GameStop Corp. Academy Sports & Outdoors

SIGNET JEWELERS	10	2026 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

André Branch serves as Chief Executive Officer of r.e.m. Beauty, a forward thinking cosmetics brand, since June 1, 2025. He previously served as Senior Vice President and General Manager of MAC Cosmetics North America at Estée Lauder Companies, a publicly traded multinational cosmetics company, from March 2020 through May 31, 2025, where he oversaw the entire operations of MAC Cosmetics across all channels including free standing stores, department stores, specialty-multi, pure play, and eCommerce. His responsibilities at MAC Cosmetics included, but were not limited to strategy development and execution, supply chain management, marketing, innovation, commercial management, customer experience design, data analytics and management, consumer research, and talent pipeline development. Prior to joining Estée Lauder, he served in various roles at L’Oréal USA, a wholly owned subsidiary of L’Oréal S.A., a publicly traded multinational cosmetics company. He was Senior Vice President, E-Commerce and Digital Operations from 2018 to 2020, where he ran digital and eCommerce operations for L’Oréal’s USA operations, and National Account Sales Vice President at Macy’s for Lancôme from 2014 to 2015. Between his stints at L’Oréal, he served as President, E-Commerce Division at The Nature’s Bounty Company, a privately held vitamins and nutritional supplements manufacturer, from 2016 to 2017 and CMO, Consumer Packaged Goods Division at The Nature’s Bounty Company from 2015 to 2016. He is a seasoned General Manager and brand builder having worked at various Consumer Packaged Goods companies, including Diageo and Kraft Foods. Mr. Branch holds an MBA from the University of Michigan, a bachelor’s degree in economics from the University of Maryland and is NACD Directorship Certified.

Director Qualifications and Key Skills and Attributes

Mr. Branch contributes over 25 years of experience as a general management and marketing executive at leading consumer packaged goods companies, bringing contemporary omnichannel expertise and a strong marketing and brand management core to the Board. His background reflects meaningful executive leadership experience, including experience as a chief executive officer, along with deep capabilities in strategic planning and analysis, operations, supply chain, and the retail, fashion, and beauty industries. His extensive marketing and brand expertise further enhances Board insight into consumer engagement, brand innovation, and marketplace positioning.

ANDRÉ V. BRANCH INDEPENDENT DIRECTOR Age: 54 Director Since: February 2021
Committees Audit Technology

Principal Occupation and Experience

Sandra B. Cochran served as Executive Chair of Cracker Barrel Old Country Store, Inc., a publicly traded restaurant and retail concept, from November 2023 through February 22, 2024. Prior to her role as Executive Chair, she served in positions of increasing responsibility at Cracker Barrel, including service as President and Chief Executive Officer and a director from September 2011 to October 2023, President and Chief Operating Officer from November 2010 to September 2011, and Executive Vice President and Chief Financial Officer from April 2009 until November 2010. Prior to joining Cracker Barrel, she served in multiple executive leadership roles and on the board of directors at Books-AMillion, Inc., a publicly traded book retailer, including as Chief Executive Officer from February 2004 to April 2009, President from August 1999 to February 2004, and Chief Financial Officer from September 1993 to August 1999. Ms. Cochran currently serves on the board of directors of Lowe’s Companies, Inc., a publicly traded leading home improvement retailer, since 2016, and Six Flags Entertainment Corporation, a publicly traded regional amusement-resort operator, since June 2025. She previously served on the board of directors of Cracker Barrel from September 2011 to February 22, 2024, and Dollar General Corporation, a publicly traded variety store company, from 2012 to May 2020. Ms. Cochran holds an MBA from Pacific Lutheran University, and a bachelor’s degree in chemical engineering from Vanderbilt University. She also served as a Captain in the Ninth Infantry Division of the United States Army.

Director Qualifications and Key Skills and Attributes

Ms. Cochran brings more than 30 years of retail industry experience across major public companies, with extensive expertise in finance, marketing, operations, strategic planning, and risk management. Her experience as both a chief financial officer and chief executive officer provides strong executive leadership, as well as deep financial and accounting literacy that supports effective oversight of financial strategy, controls and performance. Her significant public company board experience, including service as an executive chair of a public company board, offers valuable governance, risk oversight and operational insight to the Board.

SANDRA B. COCHRAN INDEPENDENT DIRECTOR Age: 67 Director Since: February 2024
	Committees Human Capital Management & Compensation Finance	Public Directorships Lowe’s Companies, Inc. Six Flags Entertainment Corporation	Former Directorships Cracker Barrel Old Country Store, Inc. Dollar General Corporation

SIGNET JEWELERS	11	2026 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

Jeffrey Gennette served as Chief Executive Officer of Macy’s, Inc., a publicly traded department store organization, from March 2017 to February 2024 and as Chairman from February 2018 to April 2024. Prior to his roles as Chief Executive Officer and Chairman, Mr. Gennette served in positions of increasing responsibility at Macy’s over a more than 40-year career, including President from 2014 to 2017, Chief Merchandising Officer from 2009 to 2014, Chairman and Chief Executive Officer of Macy’s West from 2008 to 2009, and Chairman and Chief Executive Officer of Macy’s Northwest from 2006 to 2008. Earlier in his career, he held a variety of leadership positions across merchandising and store operations, including executive vice president and director of stores at Macy’s Central and senior vice president and general merchandise manager. Mr. Gennette currently serves on the Board of Advisors for Edward Jones Investments and on the Board of Directors for the National AIDS Memorial. He previously served on the board of directors of Macy’s, Inc. from 2016 to April 2024. Mr. Gennette holds a bachelor’s degree in English from Stanford University.

Director Qualifications and Key Skills and Attributes

With more than 40 years of experience in the retail industry, including as the chairman and chief executive officer of a major department store company, Mr. Gennette brings significant executive leadership and strategic planning expertise to the Board. His extensive career at Macys Inc., including roles as chief merchandising officer, president and chief executive officer, provides deep insight across key areas of retail operations, including marketing, brand management, merchandising and store operations. As a long-tenured senior division leader, he further contributes substantial talent development experience and valuable perspective on executive and board succession planning to the Board.

JEFFREY GENNETTE INDEPENDENT DIRECTOR Age: 65
	Committees Finance Human Capital Management & Compensation	Private Directorship Edward Jones Investments	Former Directorship Macy’s, Inc.

Principal Occupation and Experience

Mark Graf served as Chief Financial Officer of Discover Financial Services, a publicly traded financial services company, from April 2011 to September 2019, including service as the company’s Chief Accounting Officer from April 2011 to December 2012. Prior to joining Discover, he served as an Investment Advisor at Aquiline Capital Partners from 2008 to 2010 and a Partner at Barrett Ellman Stoddard Capital Partners from 2006 to 2008. Mr. Graf also served in various roles at Fifth Third Bancorp from 2001 to 2006 and AmSouth Bancorporation from 1994 to 2001. Mr. Graf currently serves on the board of directors of Harmony Biosciences Holdings, Inc., a publicly traded commercial-stage pharmaceutical company, since November 2020, and Marqeta, Inc., a publicly traded global modern card issuing company, since July 2024. He previously served on the board of directors of Castle Creek Biosciences, Inc., a privately held clinical-stage cell and gene therapy company, from 2021 to 2023. He previously served on the board of directors of BNC Bancorp, formerly a publicly traded bank holding company, from 2010 to 2011. Mr. Graf holds a bachelor’s degree in economics from the Wharton School.

Director Qualifications and Key Skills and Attributes

Mr. Graf brings nearly 20 years of C Suite leadership experience in major public financial firms, along with experience as an investor. He contributes proven executive leadership experience, including service as a CFO that enhances the Board’s ability to evaluate financial strategies, capital allocation, and long term value creation. His background in private equity, capital analysis, consumer credit, and finance, combined with business development, public company board service, and extensive risk management expertise across financial and operational domains, strengthens the Board’s merger and acquisition, financial and strategic oversight capabilities.

R. MARK GRAF INDEPENDENT DIRECTOR Age: 61 Director Since: July 2017
	Committees Finance (Chair) Audit	Public Directorships Harmony Biosciences Holdings, Inc. Marqeta, Inc.	Former Directorship BNC Bancorp

SIGNET JEWELERS	12	2026 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

Zackery Hicks served as Chief Digital and Technology Officer at Kimberly-Clark Corporation, a multinational personal care corporation, from July 2022 through March 2026. At Kimberly-Clark, he led enterprise wide digital, data, and artificial intelligence (“AI”) strategy, pioneering the deployment of agentic AI capabilities to move beyond traditional automation toward autonomous, decision supporting systems embedded in core business processes, AI governance, and large-scale capital investments. Previously, he served as Executive Vice President and Chief Digital Officer of Toyota Motors North America, Inc., a subsidiary of Toyota Motor Corporation, a multinational automotive manufacturer, from April 2018 to July 2022, and held roles of increasing responsibility with Toyota since 1996. While at Toyota Motor Corporation, Mr. Hicks led Toyota’s transition from a traditional automotive manufacturer to a mobility and services company and oversaw the development of connected vehicle and software platforms that established significant new recurring revenue streams and enhanced enterprise value. He is also the founder and former CEO of Toyota Connected North America through July 2022, where he created and scaled a profitable global data and AI platform that enabled recurring, data-based revenue streams, establishing the global data strategy and successfully commercializing mobility services for millions of customers worldwide. Mr. Hicks earned a bachelor’s degree in business management from Pepperdine University and an MBA from the University of California at Irvine.

Director Qualifications and Key Skills and Attributes

Mr. Hicks brings over 25 years of experience in digital transformation, artificial intelligence, and digital driven value creation to the Board, with a proven track record of scaling multi-billion-dollar digital platforms and aligning technology investments with shareholder value and margin expansion. He provides the Board with critical expertise in AI oversight and governance, specifically in the deployment of agentic AI systems within complex, regulated global environments. His background in cybersecurity, data privacy and technology risk management supports the Board’s oversight of resilient technology environments and operations. Additionally, Mr. Hicks contributes meaningful experience in capital allocation, strategic planning, and international organizations to the Board.

ZACKERY A. HICKS INDEPENDENT DIRECTOR Age: 63 Director Since: October 2018
Committees Technology (Chair) Governance, Nominations & Sustainability

Principal Occupation and Experience

Sharon McCollam serves as President and Chief Financial Officer of Albertsons Companies, Inc., a food and drug retailer, since September 2021. Prior to Albertsons, she served as the Chief Financial Officer and Chief Administrative Officer of Best Buy Co., Inc., a multinational consumer electronics retailer, from December 2012 until June 2016 and remained a senior advisor through January 2017. Prior to Best Buy, Ms. McCollam served in roles of increasing responsibility at Williams-Sonoma Inc. from 2000 to 2012, including Executive Vice President, Chief Operating and Chief Financial Officer. She is currently a member of the board of directors for Stitch Fix, Inc., a publicly traded online personal styling service and retailer, since November 2016. She previously served on the board of directors for Advance Auto Parts, Inc., an automotive parts provider, from February 2019 to August 2021, Chewy, Inc., an online retailer of pet products, from June 2019 to September 2021, and Whole Foods Market, a publicly traded grocery company, from May 2017 until its acquisition by Amazon in August 2017. She also serves on the board of privately held GetYourGuide AG, an online travel agency and marketplace, since October 2019. She holds a B.S. in Accounting from the University of Central Oklahoma and is a Certified Public Accountant.

Director Qualifications and Key Skills and Attributes

Ms. McCollam offers significant C Suite experience at major public companies and is recognized for her leadership in a major OmniChannel transformation in the retail sector. She brings extensive executive leadership and public company board experience, along with strong audit, financial and accounting expertise, and deep retail industry experience. Her background includes robust strategic planning and analysis capabilities and substantial risk oversight and management experience across finance, supply chain, information technology, customer care, real estate, enterprise shared services, and store development.

SHARON L. MCCOLLAM INDEPENDENT DIRECTOR Age: 64 Director Since: March 2018
	Committees Audit (Chair) Technology	Public Directorship Stitch Fix, Inc.	Private Directorship GetYourGuide AG	Former Directorships Advance Auto Parts, Inc. Chewy, Inc. Whole Foods Market

SIGNET JEWELERS	13	2026 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

Brian Tilzer served as Chief Digital Analytics and Technology Officer at Best Buy Co., Inc., a multinational consumer electronics retailer, from May 2018 until July 2025. In his role at Best Buy Co., Inc., he led enterprise-wide digital, data, and AI transformation, building the platforms, capabilities, and operating models that drove measurable improvements in customer experience, revenue growth, and operational efficiency and scaled a leading retail business. He led technology strategy and operations across design, product management, engineering, data science, machine learning, and platform teams, including the company’s technology center in Bangalore, India. Previously, he was Chief Digital Officer at CVS Health Corporation, a publicly traded healthcare and retail pharmacy company, from 2013 until 2018, where he built and scaled an enterprise-wide digital program to over 50 million active users. Prior to CVS Health, Mr. Tilzer was the Senior Vice President of Global eCommerce at Staples, where he led multi-channel digital strategies that materially expanded the company’s digital revenue base. He has also held leadership roles at Accenture, serving retail and consumer businesses through technology, strategy development and transformation. Mr. Tilzer is a member of the Data and Trust Alliance, a cross-industry initiative advancing the ethical and effective use of AI in business, and the Wall Street Journal Board of Directors Council, a peer network of public company board directors. Mr. Tilzer holds a bachelor’s degree from Tufts University and an MBA from the Wharton School.

Director Qualifications and Key Skills and Attributes

Mr. Tilzer brings more than 30 years of experience leading complex technology, digital, data and AI strategies and transformations, and aligning technology and AI investments to enterprise strategy across leading consumer businesses. He offers deep expertise in AI strategy and governance, advanced analytics, digital platform development, cybersecurity, and data privacy, with a proven ability to translate complex technology initiatives into measurable business results and improve customer experiences. Mr. Tilzer also contributes to the Board significant governance experience that complements his operating background. As Chair of the Company’s Governance, Nominations & Sustainability Committee and over nine years of service on the Board, he has deliberately shaped Board composition, led the Company’s CEO succession process, and provided board-level oversight of Signet’s technology and digital strategy.

BRIAN TILZER INDEPENDENT DIRECTOR Age: 55 Director Since: February 2017
Committees Governance, Nominations & Sustainability (Chair) Technology

Principal Occupation and Experience

Eugenia Ulasewicz serves on numerous international retail sector public company boards due to her extensive retail career. Prior to stepping away from corporate life in March 2013, she served as the President of Burberry Group plc’s Americas division. Ms. Ulasewicz joined Burberry in 1998 and became a member of its executive committee in 2006. Prior to joining Burberry, she held positions of increasing responsibility with Saks, Inc., Galeries Lafayette from and Bloomingdales, a division of Macy’s, Inc. (formerly Federated Department Stores, Inc.) beginning as a merchant. She currently serves on the board of directors of two additional publicly traded companies, including Vince Holding Corp., a global luxury apparel and accessories company, since April 2014, and Avolta AG (formerly, Dufry Group), a leading global travel experience player, since May 2021. Previously, she served as a director of ASOS pic, a global online fashion retailer, from April 2020 to January 2023, Bunzl plc, an international distribution company, from April 2011 to April 2020, and Hudson Group, a travel retailer, from Feb 2018 through December 2020 when it merged with its majority shareholder Dufry Group. She received a BS degree from University of Massachusetts and Doctor of Laws honoris causa from the University of Mount Saint Vincent for her philanthropic work with homeless women and children.

Director Qualifications and Key Skills and Attributes

Ms. Ulasewicz brings extensive international executive leadership in retail and luxury fashion, and experience overseeing operations across the U.S., Canada, and Latin America. She offers deep public company board experience across multinational retail, fashion, distribution, and travel businesses, with expertise in branding, marketing, strategy, omnichannel operations, risk management, and executive succession. Her strong human capital and governance credentials, including talent development, compensation oversight, and NACD Leadership Fellow distinction, provide balanced judgment, a sustainability focus and long-term value creation insight to the Board.

EUGENIA ULASEWICZ INDEPENDENT DIRECTOR Age: 72 Director Since: September 2013
	Committees Governance, Nominations & Sustainability Human Capital Management & Compensation	Public Directorships Vince Holding Corp. Avolta AG (FKA Dufry Group)	Former Directorships ASOS plc Bunzl plc Hudson Ltd.

SIGNET JEWELERS	14	2026 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

Dontá Wilson has served as Chief Consumer and Small Business Banking Officer, member of the Executive Leadership Team and member of the Operating Council at Truist Financial Corporation, a publicly traded financial services company, since November 2023. He previously served as Chief Retail and Small Business Banking Officer from March 2022 to November 2023, Chief Digital and Client Experience Officer from 2018 to 2022 and was named Chief Client Experience Officer in 2016 when he was first appointed to Truist’s executive leadership team. In his current role, he leads more than 20,000 teammates in the retail, small business and premier segments at Truist, multiple virtual service centers, more than 1,900 community banking branches, and oversees core deposit and loan products, including mortgage, auto, credit card and national consumer lending businesses, as well as consumer capital markets, and consumer credit underwriting and approval. He also oversees enterprise marketing, client analytics, client experience strategy and digital banking, transformation and innovation. He joined Truist’s predecessor in 1995 and has held various positions of increasing responsibilities. Prior to becoming Chief Client Experience Officer, he served as the Group/State President for Georgia from 2014 to 2016 and President for Alabama from 2009 to 2014. Mr. Wilson received an MBA from the University of Maryland and a bachelor’s in management from the University of North Carolina at Charlotte. He is also a graduate of Tuck Executive Program at the Tuck School of Business at Dartmouth and the Truist Banking School at Wake Forest University.

Director Qualifications and Key Skills and Attributes

Mr. Wilson brings a proven track record in driving growth, leading large-scale sales and operational teams, strengthening brand equity and organizational culture, and advancing digital transformation initiatives with meaningful experience in change management, talent development and compensation design. He contributes strong financial fluency, expertise in strategic planning and analysis, marketing, business development, and operations, along with experience leading digital and data analytics efforts and direct responsibilities for mergers and acquisitions. His meaningful risk management and oversight experience further supports the Board’s ability to navigate evolving challenges and opportunities.

DONTÁ L. WILSON INDEPENDENT DIRECTOR Age: 49 Director Since: February 2021
Committees Finance Human Capital Management & Compensation

The Board of Directors Recommends a Vote “FOR” Each of the Nominees Named Above.

SIGNET JEWELERS	15	2026 PROXY STATEMENT

Board of Directors and

Corporate Governance

ROLE OF THE BOARD

The Board’s prime objective is the sustainable enhancement of business performance and shareholder value. It is responsible for determining all major policies, ensuring that effective strategies and management are in place, assessing Signet’s performance and that of its senior management, reviewing the systems of internal control and risk management and providing oversight of policies relating to good corporate governance, ethics, sustainability and other matters.

BOARD LEADERSHIP STRUCTURE AND COMPOSITION

Separate and Independent Chair

The Company has a Chair of the Board who is separate from its CEO and considered independent under NYSE Listing Standards. The Board considers having a clear division of responsibilities between the Director responsible for leadership of the Board and the principal executive responsible for the Company’s day-to-day operations to be important to the Board’s effectiveness and efficiency. The Board therefore continues to believe that separating the roles of Chair and CEO is in the best interests of the Company and its shareholders at the present time and has established the following division of responsibilities between the Chair and the CEO:

THE CHAIR IS RESPONSIBLE FOR:	THE CEO IS RESPONSIBLE FOR:

◆

Effectively running the Board, including an ongoing evaluation of its performance and that of individual Directors and the Board’s compliance with corporate governance requirements and best practices;

◆

Consulting with and advising executive management about planned presentations to the Board, involving but not limited to, topics of longer-term strategy, medium-term plans, annual budgeting or, at the Chair’s discretion, any other significant matters;

◆

Consulting with and advising the CEO on contemplated executive management personnel selections, organizational alignment and responsibilities, and compensation recommendations;

◆

Keeping the other independent Directors appropriately informed of developments within the business and shareholders’ attitudes toward the Company; and

◆

Safeguarding Signet’s reputation and representing it both internally and externally.

◆

Providing the executive leadership of the business;

◆

Developing and presenting to the Board the Company’s strategy, medium-term plans and annual budgets, and within this framework, the performance of the business;

◆

Complying with legal and corporate governance requirements, together with the social, ethical and environmental principles of Signet; and

◆

Making recommendations on the appointment and compensation of executive officers, management development and succession planning.

Independent Directors Constitute a Majority of the Board

The Board and nominees named for election at the Annual Meeting include one executive Director, with the remaining incumbent non-employee Directors and Board nominee being independent, including the Chair. The Board has affirmatively determined that each of the following Directors currently serving on the Board and all Board nominees for election is “independent” under all applicable NYSE standards: Helen McCluskey, André V. Branch, Sandra B. Cochran, Jeffrey Gennette, R. Mark Graf, Zackery A. Hicks, Sharon L. McCollam, Nancy A. Reardon, Brian Tilzer, Eugenia Ulasewicz and Dontá L. Wilson. In determining “independence” the Board considers any commercial, consulting, legal, accounting, charitable or any other business or non-business relationships that a Director or his or her immediate family may have with the Company. No relationships exist that impacted the independence of any of the independent Directors.

SIGNET JEWELERS	16	2026 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Membership Selection

The identification, screening, and selection of qualified directors with diverse skills and viewpoints is a key element of the success and effectiveness of our Board. The Governance, Nominations & Sustainability Committee considers the composition of our Board, evaluates prospective nominees and recommends candidates for full Board approval. The Board’s evaluation is focused on the business and strategic needs of the Company and the desired composition of the Board. Seven of the Director nominees have been added to the Board since the beginning of 2018, six of whom were appointed through the process noted below and one of whom was appointed in connection with his appointment as our Chief Executive Officer.

BOARD COMPOSITION REVIEW	Utilizing the Director skills matrix and Board self-evaluation process, the Governance, Nominations & Sustainability Committee evaluates the size, composition, priorities and needs of the Board with respect to its desired diversity, skills, qualifications and experience in light of the Company's current business needs and strategies.
IDENTIFICATION OF POTENTIAL CANDIDATES	The Governance, Nominations & Sustainability Committee identifies a pool of candidates from multiple sources including the management team, current Directors, external recruitment agency and/or shareholders.
EVALUATION OF CANDIDATES	Through meetings with members of the Governance, Nominations & Sustainability Committee, Chair and CEO, a screening process conducted by an independent external recruitment agency and background checks, a thorough review of the identified candidates' qualifications, potential conflicts, independence, experience and background is conducted to assess how the candidate fits the needs of the Company and Board.
RECOMMENDATION	After narrowing down the candidate pool, the Governance, Nominations & Sustainability Committee recommends a candidate for appointment or nomination by the full Board.
APPOINTMENT	The full Board appoints or nominates the new member, who then stands for election by shareholders at the next annual meeting.

Director Refreshment Policy

The Board maintains a Director Refreshment Policy that outlines the Board’s responsibilities for reviewing and considering the composition and structure of the Board and its Committees. The policy is intended to ensure that the Board maintains an appropriate balance of specialization, skills, experience, diversity and independence, and that its overall composition remains well-positioned to address the evolving strategic and oversight needs of the Company. Pursuant to the Policy, the Governance, Nominations & Sustainability Committee is responsible for reviewing Board composition and ensuring an appropriate structure and size of the Board, mix of expertise, backgrounds and perspectives, and the alignment of Board capabilities with the Company’s strategic priorities and emerging governance considerations. In conducting this review, the Governance, Nominations & Sustainability Committee considers a range of professional and personal attributes, including diversity of business and industry experience, skills, backgrounds, and other personal attributes, with the aim of achieving balanced representation to promote effective Board oversight.

SIGNET JEWELERS	17	2026 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

During 2025, the Board approved amendments to the Director Refreshment Policy to remove tenure limitations. These changes were intended to emphasize the focus of nomination and renomination decisions from fixed term limits to a more qualitative assessment based on the annual Board evaluation process, each Director’s individual contributions, and overall fit on the Board. The policy was further updated to clarify and expand the Governance, Nominations & Sustainability Committee’s responsibilities for Board refreshment, with an emphasis on aligning Board capabilities with the Company’s strategy and the oversight needs of a public company.

The Director Refreshment Policy includes a resignation policy requiring any Director who retires from, or experiences a significant change in, their principal occupation or business position following their latest election to the Board—or who otherwise becomes unable to effectively fulfill their responsibilities to the Company and the Board—to offer a letter of resignation. The Governance, Nominations & Sustainability Committee, together with the Chair of the Board, reviews such resignation and recommends to the full Board whether or not to accept it.

The Board and Governance, Nominations & Sustainability Committee are committed to ensuring that all prospective director candidate pools reflect a wide variety of personal and professional backgrounds and experiences, and that all appointments and nominations be merit-based after considering the range of skills, experience and viewpoints needed for effective Board oversight. The Board and Governance, Nominations & Sustainability Committee achieve these objectives in consideration of the current composition of the Board as represented within the Company’s Board Skills Matrix to ensure any new director supports and addresses the needs of the Company and Board. The Director Refreshment Policy is available on request from the Corporate Secretary and at www.signetjewelers.com/investors/corporate-governance/documents-and-charters/.

BOARD PRACTICES AND PROCEDURES

Director Attendance at the Annual Meeting of Shareholders

All Directors are required to attend the annual meeting of shareholders. All Directors who served at the time attended the annual meeting of shareholders held in July 2025.

Meetings and Attendance During Fiscal 2026

In Fiscal 2026, the Board met five times (including meetings by video conference). On average, the incumbent Directors attended 96% of the aggregate number of meetings of the Board and those Board Committees on which they served during Fiscal 2026, and no single incumbent Director attended less than 75% of the total number of meetings of the Board and each Board Committee on which they served during Fiscal 2026.

Executive Sessions of Independent Directors

Independent Directors meet regularly in executive sessions without management participation. The Chair presides at those meetings.

Board and Committee Evaluation

The Board conducts a comprehensive evaluation of the effectiveness of the Board, its Committees, and individual Directors on an annual basis.

This process is designed to solicit feedback from each Director and members of management who regularly interact and participate in Board and Committee meetings regarding:

◆	Matters that the Directors and management believe should receive more attention during Board and Committee meetings;

◆	How the Board’s and each Committee’s composition, leadership, meeting and information processes and interactions as a Board and with management influence its effectiveness;

◆	The Directors’ roles, responsibilities and performance of individual Directors; and

◆	Future development needs of the Board and the Directors.

Feedback from this evaluation is utilized to facilitate and inform Board refreshment, refine the functionality and processes of Board and Committee operations, and gain Board member and management perspectives on whether the Directors’ skills are matched to the Company’s strategies, business needs, and risk profile.

SIGNET JEWELERS	18	2026 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Governance, Nominations & Sustainability Committee Chair oversees the evaluation process, which includes the development and approval of the evaluation design by the Governance, Nominations & Sustainability Committee, its administration through interviews by management or a third party, analysis and summarization of the results and a report to the full Board and each Committee on an anonymous basis. In Fiscal 2026, the Board engaged outside counsel to facilitate its annual Board evaluation process

In March 2026, the Board approved various enhancements to the annual Board evaluation process designed to improve the efficiency and effectiveness of the evaluation; align with good governance practices; inform individual Director development, refreshment and renomination opportunities and decisions; and enable the Board and Company to track concrete follow-through on opportunities for Board, Committee and individual Director development. Key updates included the introduction of a written component of the evaluation process in addition to the in-person interviews, a more formalized individual Director evaluation, and an enhanced process for concrete follow through following the evaluation. The Board evaluation process is more fully illustrated below:

BOARD EVALUATION PROCESS

DISCUSSION OUTLINE	The self-evaluation is facilitated through a discussion outline developed by the Governance, Nominations & Sustainability Committee in consultation with outside counsel. The discussion outline includes a series of topics and questions designed to solicit constructive feedback to inform continuous improvement and effectiveness of the Board, its Committees, and individual Directors.

WRITTEN QUESTIONNAIRES	Written questionnaires are administered annually for the Board and its Committees and are completed by each Director, as applicable, as well as members of management who regularly attend Board and Committee meetings. The questionnaires focus on matters that lend themselves to quantitative scoring, including meeting effectiveness, agendas, meeting materials, Board and Committee composition, Director orientation and continuing education. The questionnaires also provide opportunities for short qualitative responses and are completed prior to the confidential interviews described below.

INDIVIDUAL DIRECTOR ASSESSMENT	To further enhance overall Board effectiveness and support director refreshment and development objectives, the annual evaluation program includes a formalized individual Director assessment. This process includes an individual Director self-assessment for the 2026 evaluation.

CONFIDENTIAL INTERVIEWS	Following the completion and analysis of the written questionnaires and individual Director assessments, members of the Board and management participate in individual evaluation discussions conducted through confidential interviews with an independent third party. These interviews are based on the discussion outline and key themes identified through the questionnaires, with follow-up questions as appropriate based on responses provided.

ANALYSIS OF FEEDBACK	Feedback obtained through the written questionnaires and interviews is analyzed to identify trends, including areas of strength and opportunities for improvement. The independent third party presents key findings on an anonymous basis to the full Board, each Committee, individual Directors, and management, as appropriate.

RESPOND TO INPUT	The Board and its Committees review and discuss the results of the evaluation and, in response to the feedback, identify and develop specific Board-level and Committee-level priorities to further enhance effectiveness. Where appropriate, evaluation results may also inform individual Director development. The Board and Committees work with management to implement agreed-upon actions and monitor progress against identified priorities and opportunities for improvement.

SIGNET JEWELERS	19	2026 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Continuing Education

All Directors are encouraged to attend educational programs related to the fulfillment of their duties as members of our Board and Board Committees, including programs sponsored by universities, governance associations, our independent auditors, or other organizations. The Company reimburses Directors for any reasonable expenses in connection with such programs. On a quarterly basis, Directors are provided with a list of educational opportunities and events covering issues and trends that are relevant to their service on the Board or Board Committees. From time to time, the Board also engages outside speakers to present to the Board on topics such as governance trends, cybersecurity, artificial intelligence and sustainability matters.

In addition, Directors receive regular communications regarding press coverage, current events relating to our business and inspiring stories related to our customers or team members, and investor relations updates regarding analyst and rating agency reports and updates, as well as feedback from our shareholders.

SIGNET JEWELERS	20	2026 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

BOARD OVERSIGHT OF RISK

One of the Board’s most important roles involves risk oversight. While senior management has primary responsibility for managing day-to-day risks, the Board is responsible for overseeing the Company’s risk management framework and the most significant enterprise risks. The Board allocates oversight responsibility for certain risk areas among its Committees, and regularly reviews how risks and oversight responsibilities are aligned as the Company’s strategy, operations and risk profile evolve. Committee deliberations and key risk developments are reported regularly to the full Board. Our risk oversight process, including key risk focus areas for the Board and each of its Committees, is summarized below.

SIGNET JEWELERS	21	2026 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Enterprise Risk Management

Management is responsible for the identification, assessment and management of the Company’s day-to-day risks. The Chief Legal, Compliance and Risk Officer chairs the Company’s management-level Risk Committee, which operates pursuant to a Board-approved charter and is composed of senior leaders from across the Company. The Risk Committee meets regularly to review the Company’s enterprise risk profile, emerging risks, regulatory developments, and risk mitigation activities, and provides periodic updates to the Board and the Audit Committee to support their risk oversight responsibilities.

In addition, the Board, its Committees and individual directors have regular and direct access to management to discuss risk-related matters, internal controls and emerging issues as appropriate, including outside of regularly scheduled meetings.

Compensation Policies and Risk Taking

The Human Capital Management & Compensation Committee has evaluated the Company’s policies and practices of compensating team members and has determined that they are not reasonably likely to have a material adverse effect on the Company. The Human Capital Management & Compensation Committee has reached this conclusion based in part on a review conducted by its independent compensation consultant that analyzed the Company’s compensation policies and practices for all team members, including executive officers. The Human Capital Management & Compensation Committee noted several aspects of the compensation programs that reduce the likelihood of excessive risk-taking:

◆	Compensation for the executive officers is a mix of fixed and variable awards, with share-based compensation that vests in accordance with both time- and performance-based criteria;

◆

The executive officer annual short-term and multi-year long-term incentive programs are both based in part on performance targets the Human Capital Management & Compensation Committee believes are closely tied to the creation of long-term shareholder value, aligned with key business drivers with balanced weight applied to both top- and bottom-line performance. These performance targets for executive officers are reviewed and approved by the Committee and set in advance, with above-target payouts capped at 200% and reviewed to ensure a reasonable sharing of value created between management and shareholders. Performance achievement under the incentive plans is determined based on the Company’s financial results, which are audited by the Company’s independent registered public accounting firm before annual short-term incentive plan payments are made. See the CDA of this Proxy Statement for more information on the performance metrics used for the Fiscal 2026 short-term and long-term incentive programs;

◆

Equity compensation is provided through annual grants under the long-term incentive plan that includes a market competitive mix of annually granted time-based restricted stock units (50% of the annual equity award) that generally vest ratably over three years and performance-based restricted stock units (50% of the annual equity award) that vest 100%, subject to performance achievement three years from the grant date. This approach addresses longer “tail” risks as participants remain subject to performance achievement risks associated with their ongoing and overlapping vesting cycles. Consistent with Fiscal 2025, in Fiscal 2026, the Committee utilized a three-year performance measurement period for the performance-based restricted stock unit awards;

◆

Long-term incentives are awarded in the form of whole share awards (instead of options), driving long-term share value creation, rather than potentially rewarding share price volatility, and includes a market competitive mix between ;

◆	The Company seeks to maintain conservative equity utilization under share-based incentive plans;

◆	The Chief Executive Officer and other executive officers, including all NEOs included in this Proxy Statement, are subject to robust share ownership requirements;

◆	The Company prohibits hedging, pledging or speculation of Company shares by team members and Directors;

◆

The Company has a Clawback Policy that applies to all executive officers and any other recipients of an incentive award as determined by the Human Capital Management & Compensation Committee in the event of an overpayment. Certain repayment obligations may be triggered if there is a material restatement of previously issued financial statements. Similarly, in the interest of fairness, should a restatement result in an underpayment of incentive compensation, the Human Capital Management & Compensation Committee may determine whether the Company will make up any such difference. A participant’s incentive compensation may also be recouped for material violations of the Company’s Code of Conduct or Code of Ethics for Senior Officers or for other conduct deemed detrimental to the business or reputation of the Company; and

◆

The Human Capital Management & Compensation Committee is comprised entirely of independent Directors and has engaged an independent consultant to review the risks associated with its compensation programs. It reviews the payouts under the short- and long-term incentive programs, and it regularly benchmarks executive compensation against a carefully constructed and regularly reviewed peer group.

SIGNET JEWELERS	22	2026 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES AND CODE OF CONDUCT AND ETHICS

The Company strives to:

1 ● Act in accordance with the laws and customs of each country in which it operates;	2 ● Adopt proper standards of business practice and procedure;	3 ● Operate with integrity; and	4 ● Observe and respect the culture of each country in which it operates.
To that end, the Company has adopted Corporate Governance Guidelines that address a number of corporate governance matters in accordance with NYSE listing rules and a statement of social, ethical and environmental principles and supporting policies applicable to all officers and other team members. In addition, the Company has a policy on business integrity, as well as more detailed guidance and regulations as part of its staff orientation, training and operational procedures. These policies include the Code of Conduct, which is applicable to all Directors, officers and team members as required by NYSE listing rules, and the Code of Ethics for Senior Officers, which applies to all Directors and the Chief Executive Officer, Chief Operating and Financial Officer, Chief Accounting Officer, persons performing similar functions and other senior officers. Copies of the Corporate Governance Guidelines and these codes are available on request from the Corporate Secretary and at
www.signetjewelers.com/investors/corporate-governance/documents-and-charters/
.
The Company intends to satisfy any disclosure requirement regarding any amendment to, or a waiver of, a provision of the Code of Ethics for Senior Officers for the Company’s Chief Executive Officer, Chief Operating and Financial Officer, Chief Accounting Officer, Controller, or persons performing similar functions by posting such information on its website. There have been no such waivers granted since the beginning of Fiscal 2026.
INSIDER TRADING POLICY
The Company maintains an Insider Trading Policy applicable to all Directors, officers and employees that governs transactions involving the Company’s securities. The Insider Trading Policy includes a requirement that the Company comply with all applicable securities laws when engaging in transactions involving Signet securities. The Company believes that the Insider Trading Policy is reasonably designed to prevent the misuse of material non-public
information, and promote compliance with insider trading laws, rules and regulations and NYSE listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form
10-K
for the fiscal year ended January 31, 2026 and is available on request from the Corporate Secretary and may be downloaded from
www.signetjewelers.com/investors/corporate-governance/documents-and-charters/
.

SIGNET JEWELERS	23	2026 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

BOARD COMMITTEES

Certain matters are delegated to Board Committees. The principal committees are the Audit Committee, Finance Committee, Governance, Nominations & Sustainability Committee, Human Capital Management & Compensation Committee and Technology Committee.

Committee Restructuring

Following feedback from the 2025 Board and Committee evaluations, in August 2025 the Board implemented a restructuring of its Committee framework to better align oversight responsibilities with evolving governance, technology, and corporate sustainability expectations. The former Governance & Technology Committee was separated into two distinct committees—a Governance, Nominations & Sustainability Committee, which now oversees director nominations, corporate governance, corporate responsibility and sustainability oversight, and a Technology Committee, which focuses on cybersecurity, data privacy, and technology strategy. The standalone Corporate Citizenship & Sustainability Committee was eliminated, however its core responsibilities were either integrated into the Governance, Nominations & Sustainability Committee, or reassigned to other Board Committees. In connection with these changes, the Audit Committee’s charter was updated to include oversight of external sustainability-related reporting, and the Human Capital

Committee Composition, Roles and Responsibilities

Management & Compensation Committee’s charter was clarified to confirm sole responsibility for human capital matters, including culture, diversity and inclusion.

The composition as of May 14, 2026, key roles and responsibilities, and number of meetings held in Fiscal 2026 of each principal Board Committee are detailed below. All members of our Board Committees are independent under all applicable NYSE Listing Standards.

Committees
Nominees	AC(1)	FC	GNS(2)	HCMC	TC(2)
André V. Branch	◆				◆
Sandra B. Cochran		◆		◆
Jeffrey Gennette		◆		◆
R. Mark Graf	◆	C
Zackery A. Hicks			◆		C
Sharon L. McCollam	C				◆
Nancy A. Reardon(3)			◆	C
Brian Tilzer			C		◆
Eugenia Ulasewicz			◆	◆
Dontá L. Wilson(3)		◆		◆

Number of Meetings Held in Fiscal 2026	6	6	1	7	1

(1)

All members of the Audit Committee and Finance Committee are financially literate, and all members of the Audit Committee are audit committee financial experts within the meaning of applicable SEC regulations.

(2)

Prior to the restructuring of the Committee framework pursuant to which the former Governance & Technology Committee was separated into a standalone Technology Committee and a reconstituted Governance, Nominations & Sustainability Committee as noted above, the Corporate Citizenship & Sustainability Committee met two times, and the Governance & Technology Committee met three times.

(3)	Nancy Reardon is not standing for re-election. Following her departure at the Annual Meeting, Dontá L. Wilson will become Chair of the Human Capital Management & Compensation Committee.

AC	FC	GNS	HCMC	TC
Audit Committee	Finance Committee	Governance, Nominations & Sustainability Committee	Human Capital Management & Compensation Committee	Technology Committee

C = Chair

SIGNET JEWELERS	24	2026 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Audit Committee

Roles and Responsibilities

Primary function is to assist the Board in fulfilling its oversight responsibilities with respect to the Company’s financial reporting and audit, processes for risk management and the Company’s systems of internal control over financial reporting and disclosure controls and procedures.

Responsibilities include the oversight, review and/or approval, as appropriate, of the:

◆ Company’s consolidated financial statements, earnings releases and related audit findings and accounting principles and policies;

◆ Recommendation of the appointment or termination of the Company’s independent registered public accounting firm (the “independent auditor”), and approval of all audit and non-audit services provided by the Company’s independent auditor;

◆ Internal control over financial reporting, disclosure controls and procedures and risk management, including with respect to any climate risk disclosures that may be required by the SEC and any external sustainability-related reporting;

◆ Effectiveness of the Company’s internal auditors, Disclosure Control Committee, and Cybersecurity Incident Materiality Committee;

◆ Procedures for complaints regarding accounting, internal accounting controls, auditing or other matters;

◆ Enterprise risks;

◆ Ethics and Compliance; and

◆ Related person transactions.

In carrying out its responsibilities, the Audit Committee:

◆ Receives regular updates on internal audit activity and reviews reports submitted to the Company by the Company’s independent auditor, as well as annual management assurance updates submitted by the Risk Committee;

◆ Maintains direct communication with representatives of the Company’s independent auditor, who ordinarily attend meetings by invitation (except in relation to the firm’s and its representatives’ own appointment and assessment of independence);

◆ Invites the Chair, CEO, Chief Operating and Financial Officer, Chief Audit Executive, Chief Accounting Officer, Chief Legal, Compliance and Risk Officer and others to attend its meetings; and

◆ Meets at least once a year with both the Company’s independent auditor and internal auditors without executive management present.

SIGNET JEWELERS	25	2026 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Finance Committee

Roles and Responsibilities

Primary function is to review and guide strategic direction and oversee and offer advice to the Board and management pertaining to risks, opportunities, policies, processes and progress regarding corporate financing or refinancing transactions, budget planning activities, the Company’s credit and finance program and portfolio, treasury and capital allocation strategies and programs, and significant mergers and acquisitions.

Responsibilities include the oversight, review and/or provision of strategic direction regarding:

◆ The Company’s strategy and plan for its credit program, including risk exposures and the steps and processes management has implemented to monitor and control such exposures;

◆ Potential structures and related transactions and financing arrangements for the extension of credit or other financing options to the Company’s customers;

◆ Corporate financing or refinancing transactions and arrangements;

◆ Treasury and capital allocation strategies, programs and activities, including making recommendations regarding dividend and share repurchase activities to the full Board for approval, as appropriate;

◆ The Company’s annual budget planning activities and making related recommendations to the full Board for approval; and

◆ Significant merger and acquisition opportunities and activities and making recommendations to the full Board regarding the same, as appropriate.

Governance, Nominations & Sustainability Committee

Roles and Responsibilities

Primary function is to nominate Directors and provide oversight with respect to Board composition, implementation of the Company’s Corporate Governance Guidelines and overall corporate governance, and the Company’s corporate responsibility and sustainability strategies and key initiatives.

Responsibilities include the oversight, review and/or approval, as appropriate, of the

◆ Selection, orientation and recommendations regarding the nomination of Directors;

◆ Annual evaluation of the Board and its Committees, including the composition and balance of the Board and its Committees;

◆ Succession planning of the CEO, Chair and Board, as well as oversight of succession planning for other executive officers;

◆ Form and amount of non-employee Director and Chair compensation in consultation with the Human Capital Management & Compensation Committee;

◆ Company’s corporate responsibility and sustainability strategies and key initiatives, including activities, risks and opportunities and how these strategies impact the business and financial condition of the Company and align with the objectives of protecting and enhancing the reputation, brand image and external representation of the culture of the Company;

◆ External developments relating to opportunities and risks that may significantly impact the Company’s reputation and/or its corporate responsibility and sustainability initiatives;

◆ Implementation and effectiveness of key corporate responsibility and sustainability strategies, including oversight of policies, initiatives, systems and supporting measures, relevant metrics and milestones, such as the Company’s 2030 Corporate Sustainability Goals (“CSGs”); and

◆ Corporate governance guidelines and other matters of corporate governance.

For additional information regarding the Governance, Nominations & Sustainability Committee’s process for identifying Director candidates, see “Board Membership Selection” above, and regarding the Board and Committee evaluation process, see “Board and Committee Evaluation” above. For additional information regarding the Governance, Nominations & Sustainability Committee’s oversight role and the Company’s sustainability initiatives, see “Sustainability at Signet” below.

SIGNET JEWELERS	26	2026 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Human Capital Management & Compensation Committee

Roles and Responsibilities

Primary function is to provide oversight of overall management of human capital, which includes culture, diversity, and inclusion; executive compensation programs; benefits and well-being strategy; talent management (attraction, development, and retention); performance management; management succession planning; and, in collaboration with the Governance, Nominations & Sustainability Committee, succession planning and non-employee Director compensation.

Responsibilities include the oversight, review and/or approval, as appropriate, of the:

◆ Company’s compensation philosophy, policies, and actions for members of management to ensure they are fairly and appropriately rewarded, taking into account the long-term interests of shareholders and the Company, and that the Company’s compensation policies remain competitive;

◆ Evaluation of the performance of the CEO and the Company’s executive officers and other direct reports to the CEO against corporate goals and objectives;

◆ Compensation, and any employment, termination protection, severance or similar agreements between the Company and the CEO or any executive direct reports to the CEO;

◆ Design, structure and performance metrics of any annual cash bonus and long-term equity-based compensation plans and recommendation to the Board for approval;

◆ Appointment, compensation, and assessment of the work of the Company’s independent compensation consultant; and

◆ Overall management of human capital, including culture, inclusion, benefits and well-being strategy, talent management (attraction, development, and retention), performance management, and succession planning.

For additional information regarding the operation of the Human Capital Management & Compensation Committee, including the role of consultants and management in the process of determining the amount and form of executive compensation, see the Compensation Discussion and Analysis section of this Proxy Statement below.

Technology Committee

Roles and Responsibilities

Primary function is to oversee the Company’s cybersecurity and data privacy risk oversight and management protocols, and technology matters relating to the Company as an omnichannel enterprise.

Responsibilities include the oversight, review and/or provision of advice, as appropriate, of the:

◆ Company’s cybersecurity and data privacy risk oversight and management protocols, including reviewing any matters reported to it by the Cybersecurity Incident Materiality Committee;

◆ Company’s activities, strategies and initiatives involving e-commerce, information technology, digital capabilities, artificial intelligence and data analytics, including reviewing budgets, investments, financial and non-financial benefits, insurance, training and staffing related to such activities.

◆ Emerging and future trends, opportunities, related risks and governance requirements regarding technology and data matters that may impact the Company, including in e-commerce, information technology, digital capabilities, artificial intelligence and data analytics, and the applicability of such matters to the Company

SIGNET JEWELERS	27	2026 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

COMMUNICATION WITH DIRECTORS AND DIRECTOR NOMINATIONS

The Board welcomes feedback from shareholders and other interested parties. Any shareholder or member of the public who wishes to send communications to the Board, the Chair or any other individual Director may do so in writing, addressed to the Corporate Secretary, c/o Signet Jewelers, 375 Ghent Road, Akron, Ohio, 44333 U.S.A. All such communications will be reviewed promptly by the Corporate Secretary and, where considered appropriate, sent to the Director(s) or one or more Committee Chair(s) with a copy to the Chair.

A shareholder who wishes to recommend an individual to the Governance, Nominations & Sustainability Committee for its consideration as a nominee for election to the Board may do so in writing also to the Corporate Secretary, c/o Signet Jewelers, 375 Ghent Road, Akron, Ohio, 44333 U.S.A. The Governance, Nominations & Sustainability Committee will evaluate all properly submitted shareholder recommendations for candidates to the Board in the same manner as candidates suggested by other Directors or search firms.

As more fully described in the Company’s Bye-laws and under “Shareholder Q&A”, a shareholder desiring to nominate a person for election as a Director at an annual meeting must provide notice by the deadlines established in the Bye-Laws and include in such written notice all of the information required to be disclosed in solicitations of proxies for the election of Directors, or as otherwise required pursuant to Regulation 14A under the Exchange Act. This includes, without limitation, the person’s written consent to being named in the Proxy Statement as a nominee and serving as a Director if elected, the name and address of the proposing shareholder and the number of shares of the Company beneficially owned by such shareholder. In addition, to comply with the universal proxy rules, any notice of director nomination submitted to the Company shareholders other than the Company’s nominees must provide timely notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act.

TRANSACTIONS WITH RELATED PARTIES

The Board has adopted a written Related Party Transaction Policy that governs how the Company reviews, approves, or ratifies any transaction involving the Company and a “Related Person.” A Related Person includes any Director, executive officer, Director nominee, anyone who owns at least five percent of the Company’s voting shares, or an immediate family member of any of those individuals. The Corporate Secretary and legal department reviews any transactions that might involve a Related Person. If they determine, based on the facts and circumstances, that a Director or executive officer has a direct or indirect material interest in a transaction, the Corporate Secretary notifies the Audit Committee for further review.

When deciding whether to approve or ratify the transaction, the Audit Committee considers all relevant factors, such as the benefits to the Company, whether the transaction could affect a Director’s independence, whether there are better alternatives, the fairness of the terms, and whether the transaction is in the Company’s best interests. The Company also seeks to avoid situations that could create an actual or perceived conflict of interest, as required by the Code of Ethics for Senior Officers and the Code of Conduct.

Each year, Directors and executive officers must complete a Directors’ and Officers’ Questionnaire to identify any related-party transactions or potential conflicts of interest. The Company also reviews its business relationships with companies where a Related Person may serve as a director or executive officer.

Since the beginning of Fiscal 2026, the Company has not participated in any transaction, and there is no currently proposed transaction, in which a Related Person had or will have a direct or indirect material interest.

SIGNET JEWELERS	28	2026 PROXY STATEMENT

Director Compensation

Our Director compensation program is outlined in the following table and includes the compensation paid to independent non-employee Directors. Compensation is paid to independent non-employee Directors only.

Independent Director Compensation Policy	Amount

Annual Board Retainer(1)	$285,000

Additional Annual Retainer to Board Chair(2)	$235,000

Additional Annual Retainer to Committee Chairs(3)(4)

Audit Committee	$40,000

Human Capital Management & Compensation Committee	$35,000

Governance, Nominations & Sustainability Committee	$25,000

Finance Committee	$25,000

Technology Committee	$25,000

(1)

Retainer is split into a cash amount of $110,000 paid in equal quarterly installments and $175,000 in RSUs granted on the date of the annual general meeting of shareholders with one-year cliff vesting from the date of grant. On May 6, 2026, the cash portion of the annual non-Chairman retainer was increased from $105,000 to $110,000 and the portion payable in RSUs was increased from $160,000 to $175,000, effective immediately following the Annual Meeting.

(2)

Retainer is split into a cash amount of $95,000 paid in equal quarterly installments and $140,000 in RSUs granted on the date of the annual general meeting of shareholders with one-year cliff vesting from the date of grant.

(3)	Paid in cash in quarterly installments.

(4)

On May 6, 2026, the Audit Committee Chair retainer was increased from $30,000 to $40,000, the Human Capital Management & Compensation Committee Chair retainer was increased from $25,000 to $35,000 and the Governance, Nominations & Sustainability, Finance, and Technology Committee Chair retainers were increased from $20,000 to $25,000, effective immediately following the Annual Meeting.

The following table summarizes the total compensation of each of our independent Directors who served on the Board during Fiscal 2026.

Independent Director	Fees earned or paid in cash	Stock awards(1)	Total

Helen McCluskey	$200,000	$309,336	$509,336

André V. Branch	$105,000	$164,947	$269,947

Sandra B. Cochran	$105,000	$164,947	$269,947

R. Mark Graf	$125,000	$164,947	$289,947

Zackery Hicks	$125,000	$164,947	$289,947

Sharon L. McCollam	$135,000	$164,947	$299,947

Nancy A. Reardon	$130,000	$164,947	$294,947

Jonathan Seiffer(2)	$52,000	$—	$52,500

Brian Tilzer	$125,000	$164,947	$289,947

Eugenia Ulasewicz	$105,000	$164,947	$269,947

Dontá L. Wilson	$105,000	$164,947	$269,947

(1)

In accordance with FASB ASC Topic 718, the amounts calculated are based on the aggregate grant date fair value of the awards. The annual equity award was made in RSUs with one-year cliff vesting from the date of grant and were granted on July 1, 2025 to all independent Directors who were appointed to the Board at the 2025 annual meeting of shareholders. No equity awards were granted to Mr. Seiffer during Fiscal 2026, since he no longer served on the Board at the time of the annual grant. Equity awards granted on July 1, 2025 had a grant date fair value of $81.90 per RSU.

(2)	Mr. Seiffer served on the Board through July 1, 2025.

SIGNET JEWELERS	29	2026 PROXY STATEMENT

DIRECTOR COMPENSATION

DETERMINATION OF DIRECTOR COMPENSATION

The compensation of the independent Directors is determined by the full Board based on recommendations made by the Human Capital Management & Compensation Committee after consultation with the Governance, Nominations & Sustainability Committee and the Human Capital Management & Compensation Committee’s independent compensation consultant. Such recommendations are made after consideration of, among other factors, external comparisons, time commitments and the responsibilities of the independent Directors.

Following the review of median peer group benchmarking data and the recommendation of the Human Capital Management & Compensation Committee, upon consultation with the Governance, Nominations & Sustainability Committee and the Company’s independent compensation consultant, the Board approved certain updates to the annual Board retainer and Committee Chair retainers effective immediately following the Annual Meeting. Namely, the Board approved an increase to the annual Board retainer from $265,000 to $285,000, reflecting increases to the cash portion of the retainer from $105,000 to $110,000 and the equity portion of the retainer from $160,000 to $175,000. In addition, the Board approved increases to the Committee Chair retainers, including an increase to the Audit Committee Chair retainer from $30,000 to $40,000, the Human Capital Management & Compensation Committee Chair from $25,000 to $35,000 and all other Committee Chairs from $20,000 to $25,000. These actions represent the first increase to the annual Board retainer since 2022 and first increase to the Committee Chair retainers since 2013.

SHARE OWNERSHIP

Our Director Share Ownership Policy is designed to better align our Directors’ interests with those of shareholders over the long term. The Chair and the independent Directors are expected to achieve a minimum share ownership of five times the value of the cash portion of the annual Board retainer, including the additional retainer to the Board Chair, as applicable, within five years of election to the Board. Once these share ownership holdings are achieved at any given share price, the requirement is considered to have been met notwithstanding any subsequent change in share price. The minimum holding is to be maintained while such individual remains a Director of the Company. As of May 14, 2026, each of our incumbent independent Directors had achieved their share ownership requirements, except for Sandra B. Cochran, who joined our Board in February 2024 and is on pace to meet her ownership requirements, and Jeffrey Gennette, who just recently joined our Board on May 6, 2026.

INDEMNIFICATION

The Company has entered into indemnification agreements with the independent Directors of the Company, agreeing to indemnify them against expenses, judgments, fines and amounts paid in settlement of, or incurred in connection with, any threatened, pending or completed action, suit or proceeding in which the Director was or is, or is threatened to be made, a party by reason of his or her service as a Director, officer, employee or agent of the Company, provided that the Director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the Company and, with respect to any criminal action or proceeding, provided he or she had reasonable cause to believe such actions were lawful. Each indemnification agreement also provides for the advance of expenses incurred by the Director in defending any proceeding.

SIGNET JEWELERS	30	2026 PROXY STATEMENT

Sustainability at Signet

Signet’s Board, management, and team members share a commitment to keeping our Purpose, Inspiring Love, at the center of how we operate. Guided by our 2030 Corporate Sustainability Goals (“CSGs”) and related actions, we work to create shared value for team members, customers, investors, suppliers, and other stakeholders.

As a leading retailer in the jewelry sector, we recognize that the scale and transparency of our business impacts and influences our entire value chain. Our current set of sustainability goals align with our Grow Brand Love strategy and define the areas we can have measurable impact, driving our progress forward. Our annual Corporate Citizenship & Sustainability Report will disclose progress and performance against our CSGs. The Signet Leadership Team actively drives progress toward achieving our CSGs through both day-to-day business operations and long-term planning. Our Board also guides and monitors our development through regular reviews.

RECENT MILESTONES

Signet is committed to communicating transparently about meaningful sustainability-related activities and results to stakeholders. We made significant progress in Fiscal 2026 and continue working to further enhance our corporate sustainability strategy and related disclosures in the years ahead. In addition to the human capital management initiatives described more fully below under “Signet’s Approach to Human Capital Management,” the following illustrates some recent milestones since the beginning of Fiscal 2026:

FISCAL 2026 AND FISCAL 2027 TO DATE

◆

Published our fifth Corporate Citizenship and Sustainability Report, with goals based on Signet’s Three Loves: Love for All People, Love for our Team, Love for our Planet and Products. (June 2025)

◆

Reported against our Science-Based Carbon Reduction Plan with an 6% overall reduction in Scope 1 and 2 year over year. (June 2025)

◆

Earned designation as a Great Place to Work-Certified™ company for the sixth year in a row. (September 2025)

◆

Engaged with our supply chain to collect data regarding climate and environmental policies and practices via our Environmental and Sustainability Questionnaire required as part of our annual Signet Responsible Sourcing Protocol process. (September 2025)

◆

Named to the 2026 World’s Most Ethical Companies® Honoree List for the second year in a row, based on Signet’s demonstration of commitment to ethical business practices, governance, and leadership. (March 2026)

SIGNET JEWELERS	31	2026 PROXY STATEMENT

Signet’s Approach to

Human Capital Management

Our approach to human capital management is rooted in our Purpose of Inspiring Love and seeks to create an inclusive, innovative, and collaborative company culture. Our success depends on our ability to attract, develop, and retain highly engaged and motivated team members. Our retail store jewelry consultant’s enthusiasm and trained expertise promote brand loyalty. The execution of our Grow Brand Love business strategy is supported by our confidence in the Signet team and our commitment to their overall success and personal growth. As a result of our strategy to grow impassioned leaders dedicated to our Purpose, we have been able to recruit and retain talent at higher rates than the retail average. In Fiscal 2026, we enhanced our team member experience with tangible results.

Our team members are key to our success. Consistent with our Purpose, each Signet team member is:

◆	Invited to be their best self;

◆	Introduced to ideas that grow their passion—not just their job; and

◆	Encouraged to inspire love in the world.

TALENT TO REFLECT THE COMMUNITIES WE SERVE

In Fiscal 2026, Signet was designated as a Great Place to Work-Certified™ company for the sixth consecutive year, which reflects the pride, engagement, and enthusiasm of team members throughout our organization. We attribute this accolade to our focus on our Purpose, our efforts to cultivate a collaborative, innovative, and high-engagement workplace culture, and our overall human capital management strategy. Signet was also recognized by Newsweek for the superior quality and collegiality of our workplace on four lists.

Our Grow Brand Love corporate strategy is powered by the success of our jewelry consultants to connect and instill trust with all of our customers. We strive to build and engage a workforce that is representative of both our customers and the communities where we live and work. Inspired by our Purpose, we value building a pluralistic workforce, embracing different perspectives, and fostering an inclusive, empowering work environment where our team members feel they belong and customers feel welcomed. This diverse blend of backgrounds and perspectives within our teams creates an inviting atmosphere for our customers while allowing us to better understand their tastes, interests, and purchase preferences.

TRANING AND DEVELOPMENT

Our people and culture are essential ingredients to achieving long-term success. In Fiscal 2026, Signet continued our efforts to connect our team members with resources that support their individual development and enable them to foster an inclusive environment for all. Signet continued its Enterprise Mentoring Program, a key component of our commitment to personal and career growth. Open to all team members, the curated program pairs team members with mentors, including Executive Leadership, for six-month periods to facilitate career development and drive business success.

Signet’s leadership development and training strategy has three components:

◆ Leadership and Culture;

◆ Functional skills; and

◆ Industry and Jewelry Expertise.

In Fiscal 2026, Signet continued its innovative retail team member training program, Week One Experience, a 40-hour training for all full-time team members across our Kay, Zales, Jared, and Peoples brands, which comprise the largest share of revenue and store locations. This program immerses new team members in Signet’s culture, leadership approach and performance expectations, while also providing essential, foundational knowledge of the jewelry industry.

SIGNET JEWELERS	32	2026 PROXY STATEMENT

Proposal 2: Appointment of Independent

Auditor and Authorization of the Audit

Committee to Determine its Compensation

Proposal 2 is to appoint KPMG LLP (“KPMG”) as independent registered public accounting firm (“independent auditor”) to the Company until the end of the next annual meeting of shareholders and authorize the Audit Committee of the Board to determine its compensation.

The Audit Committee is responsible for the recommendation, compensation, retention and oversight of the independent auditor and has recommended KPMG, the US member firm of KPMG International, as the independent registered public accounting firm to audit the Company’s consolidated financial statements and effectiveness of internal control over financial reporting of the Company until the end of the Company’s annual meeting of shareholders in 2027. While shareholders are required to appoint the independent auditor pursuant to Bermuda law, the Audit Committee is responsible for recommending which independent auditor should be appointed.

In recommending KPMG, the Audit Committee has considered, among other things, whether the non-audit services provided by KPMG were compatible with maintaining KPMG’s independence from the Company and has determined that such services do not impair KPMG’s independence. The Audit Committee considered whether there should be a rotation of the independent auditor, and the members of the Audit Committee currently believe that the continued retention of KPMG to serve as the Company’s independent auditor is in the best interests of the Company and its shareholders.

FEES AND SERVICES OF KPMG

The Audit Committee has adopted a policy requiring its advance approval of the Company’s independent registered public accounting firm’s fees and services. In Fiscal 2026 and Fiscal 2025, all KPMG services and fees shown in the table below were disclosed to and/or reviewed and pre-approved by the Audit Committee (or Chair of the Audit Committee between Audit Committee meetings for non-audit work up to $250,000) pursuant to this policy. This policy also prohibits the Company’s independent registered public accounting firm from performing certain non-audit services for the Company including: (1) bookkeeping, (2) systems design and implementation, (3) appraisals or valuations, (4) actuarial services, (5) internal audit, (6) management or human resources services, (7) investment advice or investment banking, (8) legal services and (9) expert services unrelated to the audit.

The following table presents fees for professional audit services provided by KPMG for Fiscal 2026 and Fiscal 2025 for their respective audits of the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting for Fiscal 2026 and Fiscal 2025, reviews of the Company’s unaudited condensed consolidated interim financial statements and other services rendered by KPMG during Fiscal 2026 and Fiscal 2025.

	Fiscal 2026 (millions)	Fiscal 2025 (millions)

Audit fees	$5.0	$5.2

Audit-related fees(1)	$0.3	$0.1

Tax fees(2)	$0.4	$0.4

All other fees	$ —	$ —

Total fees	$5.7	$5.7

(1)	Audit-related fees consisted principally of services rendered for due diligence assistance related to the Company’s acquisition activity and real-time system implementation services.

(2)	Tax fees consisted principally of services rendered for tax compliance, and advisory services.

A representative of KPMG will attend the Annual Meeting to respond to appropriate questions raised by shareholders and will be afforded the opportunity to make a statement at the Annual Meeting if he or she desires to do so.

The Board of Directors Recommends a Vote “FOR” this Proposal.

SIGNET JEWELERS	33	2026 PROXY STATEMENT

Report of the Audit Committee

The Company’s Annual Report on Form 10-K includes the audited consolidated balance sheets of the Company and its subsidiaries as of January 31, 2026 (“Fiscal 2026”) and February 1, 2025 (“Fiscal 2025”), the related audited consolidated statements of operations, comprehensive income, cash flows, and shareholders’ equity for Fiscal 2026, Fiscal 2025, and the fiscal year ended February 3, 2024 and the related notes (collectively, the “Audited Financial Statements”). These Audited Financial Statements are the subject of the report by the Company’s independent registered public accounting firm, KPMG. The Audited Financial Statements are available at www.signetjewelers.com/investors/financial-reports.

The Audit Committee reviewed and discussed the Audited Financial Statements with management and otherwise fulfilled the responsibilities set forth in its charter. An evaluation of the effectiveness of the Company’s internal control over financial reporting was discussed by the Audit Committee with management and KPMG.

The Audit Committee also discussed applicable matters under Public Company Accounting Oversight Board (“PCAOB”) standards with KPMG. The required written disclosures and letter regarding KPMG communications with the Audit Committee and independence were received by the Audit Committee, and independence was discussed with KPMG.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Audited Financial Statements be included in the Company’s Fiscal 2026 Form 10-K.

The Audit Committee annually reviews the independence and performance of KPMG, including its lead audit partner and engagement team, in connection with the Audit Committee’s responsibility for the appointment and oversight of the Company’s independent registered public accounting firm and determines whether to re-engage KPMG or consider other audit firms. In doing so, the Audit Committee considers, among other things, such factors as:

◆	The quality and efficiency of KPMG’s historical and recent performance on the Company’s audit and sufficiency of resources;

◆	The execution and appropriateness of the scope of KPMG’s audit plan;

◆	KPMG’s objectivity, capabilities and expertise;

◆	The quality and candor of communications and discussions with KPMG;

◆	The ability of KPMG to remain independent;

◆	External data relating to audit quality and performance (including recent PCAOB reports on KPMG and its peer firms);

◆	The appropriateness of fees charged; and

◆

KPMG’s tenure as the Company’s independent registered public accounting firm and familiarity with its operations, businesses, accounting policies and practices, and internal control over financial reporting.

In accordance with the SEC’s rules and KPMG’s policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide services to a company. For lead partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of the Company’s lead partner involves meetings between the members of the Audit Committee and the candidate for the role, as well as a discussion by the full Audit Committee and with management.

Based on the foregoing considerations, the Audit Committee believes that the continued retention of KPMG to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.

MEMBERS OF THE AUDIT COMMITTEE

Sharon L. McCollam (Chair)

André Branch

R. Mark Graf

SIGNET JEWELERS	34	2026 PROXY STATEMENT

Ownership of the Company

SHAREHOLDERS WHO BENEFICIALLY OWN AT LEAST FIVE PERCENT OF COMMON SHARES

The table below shows all persons who were known to the Company to be beneficial owners (determined in accordance with Rule 13d-3 of the Exchange Act) of more than five percent of Common Shares as of May 11, 2026. The table is based upon reports filed with the SEC. Copies of these reports are publicly available from the SEC on its website, www.sec.gov.

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class(1)

BlackRock Inc. 50 Hudson Yards New York, NY 10001, USA	5,893,515(2)	14.9%

FMR LLC 245 Summer Street Boston, MA 02210, USA	4,792,767(3)	12.1%

Select Equity Group, L.P. 380 Lafayette Street, 6th Floor New York, NY 10003, USA	3,243,549(4)	8.2%

Vanguard Portfolio Management LLC 100 Vanguard Boulevard Malvern, PA 19355, USA	2,912,522(5)	7.4%

Vanguard Capital Management LLC 100 Vanguard Boulevard Malvern, PA 19355, USA	2,044,858(6)	5.2%

None of the Company’s Common Shares entitle the holder to any preferential voting rights.

(1)	Reflects the shareholdings as reported in the Beneficial Owners’ SEC filings as a percentage of the issued and outstanding shares of Common Stock as of May 11, 2026.

(2)

Based upon a Schedule 13G/A filed on October 17, 2025, BlackRock Inc. reported beneficial ownership of 5,893,515 Common Shares as follows: sole voting power over 5,796,308 Common Shares and sole dispositive power over 5,893,515 Common Shares.

(3)

Based upon a Schedule 13G/A filed on September 8, 2025, FMR LLC (“FMR”) and Abigail P. Johnson (“Johnson”) jointly reported beneficial ownership of 4,792,767.26 Common Shares as follows: sole voting power over 4,788,915 Common Shares and sole dispositive power over 4,792,767.26 Common Shares by FMR and Johnson.

(4)

Based upon a Schedule 13G filed on April 3, 2026, Select Equity Group, L.P. (“Select LP”) and George S. Loening (“Loening”) (collectively, “Select Equity”) jointly reported beneficial ownership of 3,243,549 Common Shares as follows: shared voting and shared dispositive power over 3,243,549 Common Shares.

(5)

Based upon a Schedule 13G filed on April 29, 2026, Vanguard Portfolio Management LLC reported beneficial ownership of 2,912,522 Common Shares as follows: sole voting power over 15,232 Common Shares and sole dispositive power over 2,912,522 Common Shares.

(6)

Based upon a Schedule 13G filed on April 30, 2026, Vanguard Capital Management LLC reported beneficial ownership of 2,044,858 Common Shares as follows: sole voting power over 306,381 Common Shares and sole dispositive power over 2,044,858 Common Shares.

SIGNET JEWELERS	35	2026 PROXY STATEMENT

OWNERSHIP OF THE COMPANY

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The table below shows the number of Common Shares of the Company beneficially owned (determined in accordance with Rule 13d-3 of the Exchange Act) as of May 11, 2026, except as otherwise indicated, by each current Director, each executive officer named in the Summary Compensation Table and all of the Company’s current executive officers and Directors as a group.

Name	Common Shares(1)	Shares that may be acquired within 60 days(2)	Total(3)	Percent of class(3)

Helen McCluskey(4)	31,915	3,818	35,733	*

André V. Branch(4)	6,535	2,036	8,571	*

Sandra B. Cochran(4)	2,106	2,036	4,142	*

Jeffrey Gennette(4)(5)	40	—	40	*

R. Mark Graf(4)	29,578	2,036	31,614	*

Zackery A. Hicks(4)	16,401	2,036	18,437	*

Sharon L. McCollam(4)	28,674	2,036	30,710	*

Nancy A. Reardon(4)(6)	28,555	2,036	30,591	*

J.K. Symancyk(4)(7)(8)	35,963	—	35,963	*

Brian Tilzer(4)	17,555	2,036	19,591	*

Eugenia Ulasewicz(4)	22,751	2,036	24,787	*

Dontá L. Wilson(4)	9,514	2,036	11,550	*

Joan M. Hilson(8)	181,225	—	181,225	*

Karen Cho(8)	1,177	—	1,177	*

Claudia Cividino(8)	8,189	—	8,189	*

Julie Yoakum(8)	—	—	—	*

Jamie S. Singleton(9)	12,201	—	12,201	*

All Current Executive Officers and Directors as a group (19 persons)(10)	437,703	24,143	461,847	1.17%

(1)	No Common Shares are pledged as security. All Common Shares are owned directly.

(2)	Includes Common Shares that may be acquired upon the exercise of stock options or upon vesting of time-based restricted stock units.

(3)

All holdings represent less than 1% of the Common Shares issued and outstanding. Percentage reported reflects the shareholdings of the Directors and Executive Officers as a percentage of the issued and outstanding shares of Common Stock as of May 11, 2026.

(4)	Director

(5)	Mr. Gennette joined the Board of Directors on May 6, 2026.

(6)	Ms. Reardon is not standing for re-election at the Annual Meeting.

(7)	CEO

(8)	Executive officer

(9)

Former executive officer and included due to being a named executive officer in this Proxy Statement. Information provided as of the former executive officer’s response to the Directors & Officers Questionnaire completed in February 2026.

(10)	Includes only directors and current executive officers as of the date of this Proxy Statement.

See CDA and “Director Compensation” below for a discussion of the Company’s Share Ownership Policies applicable to executive officers and Directors, respectively.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, require our Directors and executive officers and any persons who beneficially own more than 10% of our common stock (collectively “Reporting Persons”) to file reports of their ownership and changes in beneficial ownership of common stock with the SEC. Based solely on our review of forms filed electronically with the SEC and written representations from Reporting Persons, we believe that all filings required to be made under Section 16(a) by the Reporting Persons during Fiscal 2026 were timely filed with the exception of one late Form 4 for Vincent Ciccolini reporting the tax withholding of shares upon a vesting of time-based restricted stock units (“RSUs”) and one late Form 4 for each of the Section 16 officers reporting dividend equivalents granted on unvested RSUs due to an administrative error in reporting the dividend equivalent amounts. The Form 4 for Mr. Ciccolini was filed before markets opened on the next reporting day after the due date and the Form 4s for each of the Section 16 officers regarding the dividend equivalents was filed promptly after receipt of the dividend equivalent amounts.

SIGNET JEWELERS	36	2026 PROXY STATEMENT

Executive Officers of the Company

The names, ages of and positions held by the current executive officers of the Company are presented below.

Executive Officer	Age	Position

J.K. Symancyk	54	Chief Executive Officer

Joan M. Hilson	66	Chief Operating and Financial Officer

Claudia Cividino	59	President, Jared and Diamonds Direct

Karen Cho	53	Chief People Officer

Stash Ptak	47	Chief Legal, Compliance and Risk Officer

Raghu Sagi	55	Chief Digital and Technology Officer

Julie Yoakum	66	President, KAY Jewelers and Peoples Jewellers

J.K. Symancyk — see biographical information in section “Proposal 1: Election of Directors—J.K. Symancyk.”

Joan M. Hilson joined Signet in March 2019 and became Chief Financial Officer in April 2019, and Chief Operating Officer in November 2024. She has also served as Chief Strategy Officer from March 2021 to November 2024 and Chief Services Officer from November 2022 to November 2024. Ms. Hilson brings over 30 years of leadership experience in retail corporate finance, with extensive experience in business planning, merchandise planning, inventory management, and cost optimization. Before Signet, Ms. Hilson was Executive Vice President, Chief Financial and Operating Officer of David’s Bridal, Inc., a wedding gown and formal wear retailer, for five years. Prior to that she was the Chief Financial Officer of American Eagle Outfitters, a publicly traded clothing retailer, and held several roles within Limited Brands, a publicly traded clothing and specialty retailer, including Chief Financial Officer of the Victoria’s Secret stores division.

Claudia Cividino joined Signet as President, Jared Jewelers in November 2022 and became President of Diamonds Direct in March 2025. She has overall P&L responsibility for Jared and Diamonds Direct, including merchandising, marketing, e-commerce, planning and allocation. With over 20 years of experience in luxury retail, Claudia has grown some of the world’s most recognizable retail brands. Before joining Signet, she was CEO of the North America region for Loro Piana, a high-end luxury Italian-made clothing and accessories company, from March 2019 to June 2022. Before Loro Piana, her background also includes service as CEO of Bally, and senior level roles with Prada Group, Coach, Adam Lippes and Saint Laurent.

Karen Cho became Chief People Officer in February 2025. In this capacity, she oversees the team member experience for Signet’s more than 27,000 team members globally. She has over 30 years of retail experience, including as a merchant, in operations and within human resources. Prior to joining Signet, Ms. Cho served in various human resources roles for Designer Brands, a retail and wholesale footwear company, including as Chief Human Resources Officer and Senior Vice President from March 2021 to April 2024, Vice President of Corporate HR from May 2018 to March 2021 and other various talent management roles from April 2014 to May 2018. Prior to that, Ms. Cho led various talent acquisition teams and initiatives within the retail group at Apple Inc.

Stash Ptak has overseen Signet’s legal, governance, compliance, enterprise risk management and asset protection functions since June 2019 and serves as Signet’s Chief Legal, Compliance and Risk Officer. Mr. Ptak’s experience spans both business operations and law. He joined the Signet legal team in 2012, initially focused on commercial and real estate matters. Mr. Ptak joined Signet in 2005, and prior to transitioning to the legal team, he served in a number of strategic and analytical roles related to the Company’s optimization of merchandise sales and margins.

Raghu Sagi has served as Signet’s Chief Digital and Technology Officer since January 2026, where he leads the Company’s digital, technology, and enterprise systems strategy. He has extensive experience leading digital transformation and enterprise technology initiatives for global, multi-brand organizations. Prior to joining Signet, Mr. Sagi served as Executive Vice President, Chief Information and Technology Officer at Carter’s, Inc., a publicly traded apparel company, from April 2024 to January 2026. Before Carter’s, he served as Chief Information Officer of Inspire Brands, Inc. from 2019 to 2024, where he led enterprise technology initiatives, including the modernization of digital and restaurant technologies and oversight of the enterprise cybersecurity strategy. Earlier in his career, Mr. Sagi held senior technology leadership roles at Sephora Americas, an LVMH brand, from 2011 to 2019, ultimately serving as Senior Vice President and Chief Engineering Officer. He also held technology leadership positions at Walmart after beginning his career at Accenture, where he served Fortune 500 clients across multiple industries.

Julie Yoakum became President of KAY Jewelers and Peoples Jewellers in August 2025, where she has full P&L responsibility for both brands. Previously, she served as President and Chief Brand Merchant Officer of Helzberg Diamonds from January 2017 to 2025, where she led product development, sourcing, quality assurance and distribution, and spearheaded the company’s rapid growth in e-commerce. Prior to joining Helzberg Diamonds, she served as Chief Merchandising Officer at Blue Nile, Account Service Director at Hornall Anderson, a branding, strategy, and interactive design agency, and in various roles at Eddie Bauer, including Executive Vice President of Merchandising, Product Development and Sourcing.

SIGNET JEWELERS	37	2026 PROXY STATEMENT

Proposal 3: Approval, on a Non-Binding

Advisory Basis, of the Compensation of the

Company’s Named Executive Officers

The Board of Directors recognizes that shareholders have a strong interest in how Signet compensates its executive leaders. In recognition of this interest and as required by Section 14A of the Exchange Act, we are asking shareholders to cast a non—binding advisory vote on the compensation of the Company’s named executive officers (“NEOs”), as disclosed in this Proxy Statement (also referred to as “Say-on-Pay”).

Signet’s compensation program is designed to recruit, retain, incentivize and reward the quality of executive officers necessary to deliver sustained high performance to our shareholders and customers and motivate talented leaders through competitive base salaries and both annual and long-term incentives. Our philosophy emphasizes attractive, competitive and market-based pay opportunities that are closely tied to Company and individual performance and our objectives to drive long-term value creation. Total direct compensation is generally targeted around the median of our comparator group more fully described in the Compensation Discussion and Analysis section (“CDA”) of this Proxy Statement, with adjustments based on performance, experience and criticality of the role, as well as hybrid roles that involve an expansion of responsibilities.

The Human Capital Management & Compensation Committee believes the structure of our executive compensation program and the individual pay levels and actions approved for our executive officers, including our NEOs, is aligned with our compensation philosophy, shareholder interests and appropriately balances performance incentives with responsible risk management. An independent third-party compensation consultant recently reviewed the program and advised that our executive compensation program is not reasonably likely to encourage excessive or inappropriate risk-taking or increase enterprise risks in a manner that could have a material adverse impact on the Company.

Shareholders are encouraged to review the CDA, which describes how the compensation policies, procedures and actions align with our executive compensation philosophy, along with the accompanying compensation tables and narratives for a full explanation of our executive compensation program design and outcomes.

This Say-on-Pay vote provides shareholders the opportunity to express support for Signet’s overall executive compensation program applicable to our NEOs. The vote is not on any specific pay element, but rather on the philosophy, policies, and practices described in this Proxy Statement. Accordingly, shareholders are asked to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to Signet’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K — including the Compensation Discussion and Analysis, the compensation tables, and related narrative disclosures — is hereby APPROVED.”

Although this vote is advisory and not binding on the Company, the Board of Directors and its Human Capital Management & Compensation Committee value shareholder feedback and will consider the results of the vote when evaluating future executive compensation decisions.

The Board of Directors Recommends a Vote “FOR” this Proposal.

SIGNET JEWELERS	38	2026 PROXY STATEMENT

Executive Compensation

J.K. SYMANCYK CHIEF EXECUTIVE OFFICER

JOAN M. HILSON CHIEF OPERATING AND FINANCIAL OFFICER

JULIE YOAKUM PRESIDENT, KAY JEWELERS AND PEOPLES JEWELLERS

CLAUDIA CIVIDINO PRESIDENT, JARED AND DIAMONDS DIRECT

KAREN CHO CHIEF PEOPLE OFFICER

JAMIE L. SINGLETON FORMER GROUP PRESIDENT AND CHIEF CONSUMER OFFICER

SIGNET JEWELERS	39	2026 PROXY STATEMENT

Compensation Discussion and Analysis

INTRODUCTION

This Compensation Discussion and Analysis section (“CDA”) describes:

◆	the Company’s executive compensation objectives;

◆	the role of the Human Capital Management & Compensation Committee (the “Committee”) and the philosophy it has established to meet these objectives;

◆	the Company’s executive compensation policies; and

◆	the material elements of compensation awarded to, earned by, or paid to our named executive officers (“NEOs”) who are listed below and named in the Summary Compensation Table.

NEO	Position

J.K. Symancyk	Chief Executive Officer

Joan M. Hilson	Chief Operating and Financial Officer

Julie Yoakum(1)	President, KAY Jewelers and Peoples Jewellers

Claudia Cividino(2)	President, Jared and Diamonds Direct

Karen Cho(3)	Chief People Officer

Jamie L. Singleton(4)	Former Group President and Chief Consumer Officer

1	Ms. Yoakum joined the Company as the President, KAY Jewelers & Peoples Jewellers, effective August 4, 2025

2	Ms. Cividino joined the Company November 14, 2022, as President Jared, and her role was expanded to include Diamonds Direct during Fiscal 2026

3	Ms. Cho joined the Company as the Chief People Officer, effective February 17, 2025

4	Ms. Singleton departed from the Company effective May 2, 2025

Signet’s Purpose is Inspiring Love, reflected in our mission to enable individuals to “celebrate life and express love.” The Company’s new vision, announced in Fiscal 2026, is to “Create an influential community of distinct jewelry brands, designs and experiences for every significant milestone, every special moment, every expression of self, every kind of love, every day.”

Signet introduced the Grow Brand Love strategy in support of this vision. This transformative approach focuses on positioning the Company for balanced and sustainable organic growth by building on our strong core foundation to create shareholder value. Grow Brand Love emphasizes style and product innovation, captivating experiences, and brand loyalty while harnessing centralized core capabilities. This strategic framework launched with three imperatives: Shifting from Banners to Brand Mindset; Growing our Core Business and Expanding to Adjacent Categories; and Organizational Realignment to Accelerate Strategy Execution. The first year of Grow Brand Love returned the business to growth, a result we look to continue going forward.

In Fiscal 2027, those imperatives have evolved into:

◆	Shaping Distinct and Coveted Brands;

◆	Unlocking Portfolio Value; and

◆	Strengthening our Operating Model.

Shaping Distinct and Coveted Brands aims to leverage the strong brand recognition of Signet’s businesses, focusing on how brand experience resonates within assortment, product designs and collaborations, and marketing that is expressed distinctly by channel, with the goal of increasing customer consideration. Aligned with our sharpened go-to-market brand strategies, we aim to create a captivating and modern shopping experience for our customers, both in-store and online. The focus will be on reflecting each brand’s identity through new store designs, product innovations, and by leveraging a customer-centric e-commerce redesign for a more curated experience. Additionally, we will further align our real estate footprint to support each brand proposition and modernize stores through capital improvements. We believe the combination of these efforts will build brand equity to drive emotional connections rather than primarily relying on promotion.

SIGNET JEWELERS	40	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Unlocking Portfolio Value focuses on leveraging Signet’s strengths in scale and industry expertise, including improving inventory turnover, managing exposure to tariff and commodity price volatility and enhancing pricing architecture in each brand. Targeting consolidated sourcing and pricing efficiencies works to protect and expand margins. Tenured jewelry expertise provides Signet the opportunity to educate customers on the differences between timeless stores of value, such as natural diamonds, as well as industry innovations like lab-grown diamonds. Education builds customer trust and, ultimately, builds brand equity.

Strengthening our Operating Model involves cost diligence and accountability across the organization. This includes brand portfolio optimization – both customer facing and within support functions. For example, the transition of the James Allen and Rocksbox brands into proprietary collections within remaining brands, furthering footprint optimization as Signet limits exposure to declining malls, and organizational improvements that drive higher performing teams.

We believe that this Grow Brand Love framework has established a foundation for Signet to support sustainable organic growth, as well as create shareholder value and a high-performing organization for the future.

EXECUTIVE SUMMARY

The Company maintains a strong commitment to aligning pay-for-performance and shareholder interests. This philosophy is embedded throughout our executive compensation programs and is reflected in the design of both our short-term and long-term incentive plans. The Committee uses aggressive performance goals, rigorous evaluation, and a balanced scorecard of financial and strategic metrics to ensure alignment with Company results and long-term value creation.

Shareholders have consistently demonstrated strong support for our Say-on-Pay proposals, with votes cast in favor of executive compensation at:

✓	96.0% in 2025

✓	99.3% in 2024

✓	97.9% in 2023

As reported in our Fiscal 2026 Annual Report on Form 10-K and in other public disclosures, same store sales and adjusted operating income increased compared to the prior year, led by the sharper focus on our three largest brands, Kay, Zales, and Jared – under our Grow Brand Love strategy. Key results during Fiscal 2026 include:

◆	Sales of $6.8 billion, up 1.6% compared to last year, with same store sales up 1.3%.

◆	Merchandise average unit retail (“AUR”) was up approximately 7% year over year with growth in both Bridal and Fashion;

◆	Adjusted operating income of $515 million and adjusted diluted earnings per share (“EPS”) of $9.60(1);

◆

Delivered on our capital allocation priorities by returning excess cash to shareholders through $205 million of share repurchases and $52 million of dividends during the year. The Company ended the year with $875 million of cash and cash equivalents and no outstanding borrowings on the asset-based revolving credit facility, resulting in strong total liquidity of approximately $2 billion.

The Fiscal 2026 Short-term Incentive Plan (“STIP”) measured corporate results for Comparable Sales and Adjusted Operating Income. The above-noted performance results translated to a Corporate-wide STIP payout for Fiscal 2026 of 92.69%. Brand-level performance results will be disclosed in the compensation tables and footnotes below.

The Fiscal 2024-2026 performance-based awards granted under the Long-Term Incentive Plan (“LTIP”) did not meet threshold performance requirements and therefore did not result in a payout, as confirmed by the Committee on March 19, 2026.

[1]

Adjusted operating income and adjusted diluted EPS are non-GAAP financial measures. See Item 7 of the Company’s Fiscal 2026 Annual Report on Form 10-K for discussion of these non-GAAP financial measures, as well as reconciliations of these non-GAAP financial measures to the most comparable GAAP measures.

SIGNET JEWELERS	41	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

Our executive compensation philosophy is to provide an attractive, competitive, and market-based total compensation program tied to performance and aligned with long-term value creation. Our objective is to recruit, retain, incentivize, and reward the quality of executive officers necessary to deliver sustained high performance to our shareholders and customers.

Principle	Design

Attract and retain high caliber executives

The Company’s intention is for NEO target total compensation to be market- competitive with similarly sized, comparable companies, including the Company’s 15-member peer group described elsewhere in this CDA. NEOs have base salaries and benefits that are market competitive. A portion of NEO long-term incentives are delivered in time-based equity that vests over three years and promotes retention.

Deliver a majority of NEO compensation in at-risk, performance-based vehicles measuring annual and multi-year performance

STIP and LTIP awards are variable, at-risk, and tied to performance of the Company. The percentage of at-risk compensation increases in line with NEO’s responsibility, experience, and direct influence over the Company’s performance.

STIP and LTIP metrics are aligned with key drivers of long-term growth in shareholder value, such as top- and bottom-line growth and Free Cash Flow. Incentive programs measure the performance against rigorous annual (STIP) and multi-year (LTIP) performance goals.

Align interests of senior management with shareholders and require all NEOs to build a substantial interest in the Company’s shares

A significant portion of NEO total compensation is delivered in equity and based on an annual peer group benchmarking study (see Competitive Benchmarking Analysis).

All NEOs are subject to share ownership guidelines (see Other Policies and Practices).

Compensation Overview, Objectives and Key Features

The Company’s executive compensation program contains the following key components:

Component	Objective	Key Features and Alignment

Base salary	Provide a fixed level of pay, in cash, that is not at risk and reflects individual experience and ongoing contribution and performance.	Designed to be competitive and retain key executive officers and allow us to attract high caliber executive officers to lead our strategic growth plan.

Annual bonus (STIP)	Motivate and reward achievement of annual financial results against established annual goals of the Company, and for Brand leaders also incorporate Brand achievement.	Cash awards depend on the degree of achievement against challenging annual performance targets that align with our strategic plan and focus on profitable growth.

Long-term incentives (LTIP) ◆ Time-based restricted stock units (“RSUs”) ◆ Performance-based restricted stock units (“PSUs”)	Align management with long-term shareholder interests; retain executive officers; motivate and reward achievement of sustainable earnings growth and returns over time.

Equity awards include:
RSUs which vest upon the continuance of service; and
PSUs which require achievement of challenging Company financial goals over a 3-year performance period for Fiscal 2024-2026 PSUs and later grants.

In addition, executives receive a benefits package, which includes our Deferred Compensation Plan, 401(k) Plan, health and life insurance, relocation program and related expenses, as necessary, and reimbursement of financial planning services and physical examination expenses. The objective of the benefits package is to attract and retain talented executive officers.

SIGNET JEWELERS	42	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Total Direct Compensation

The Committee strives to establish an appropriate and market-competitive mix between the various elements of our compensation program to meet our compensation objectives. A significant portion of executive compensation is variable and tied to the Company’s financial performance.

The following charts illustrate the total direct compensation mix for the Company’s CEO and other NEOs during Fiscal 2026:

◆

Approximately 87% of the CEO’s total target compensation (Mr. Symancyk) is variable pay, comprised of 55% at-risk (variable) and 32% time-vested (variable), with the remaining 13% base salary (fixed). (For details see Summary of Target Compensation for Our Chief Executive Officer in Fiscal 2026, Summary Compensation and Grants of Plan Based Awards tables).

◆

The other NEOs’ average target compensation is approximately 73% variable pay, comprised of 50% at-risk (variable) and 23% time-vested (variable), with the remaining 27% base salary (fixed). This represents the NEO’s (Mss. Hilson, Singleton, Yoakum, Cividino, and Cho) annualized compensation targets and excludes any one-time in nature awards (for details see Summary Compensation and Grants of Plan Based Awards tables).

◆	This mix of variable and fixed pay aligns with shareholder interests over the short-term and long-term.

Summary of Target Compensation for our Chief Executive Officer in Fiscal 2026

Mr. Symancyk’s target compensation remained unchanged during Fiscal 2026. His Fiscal 2026 total target compensation opportunity was $10,780,000. Additional details are provided below in the Summary Compensation Table.

Fiscal 2026 Target

Base Salary	$1,400,000

Annualized STIP Bonus	$2,380,000

Total Annual Cash	$3,780,000

Total Long-Term Equity	$7,000,000

Total Compensation	$10,780,000

SIGNET JEWELERS	43	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Commitment to Sound Compensation Practices and Governance

WHAT WE DO

◆ Align pay to Company strategy and performance results

◆ Set rigorous, objective performance goals and tie vesting of performance-based equity awards to service over multiple years

◆ Ensure oversight of compensation and benefit programs by independent Board of Directors

◆ Impose and monitor meaningful stock ownership requirements

◆

Maintain a Clawback Policy compliant with NYSE rules, which allows for recoupment in all incentive plans and provides the Committee the discretion to clawback for other circumstances, including reputational harm

◆ Retain independent compensation consultant

◆ Set maximum payout limits on all variable compensation

◆ Mitigate undue risk in compensation programs

◆ Require double-trigger vesting for severance and change-in-control benefits and LTIP awards

WHAT WE DO NOT DO

◆ No excise tax gross-ups in connection with a change in control

◆ No dividend equivalents paid on performance share units

◆ No hedging transactions, short sales or pledging of Company stock

◆ No resetting of performance targets

◆ No excessive severance benefits

Consideration of “Say-on-Pay” Vote

In July 2025, our Say-on-Pay proposal passed with an overwhelming majority (96.0%) of the shareholder advisory votes cast in favor of the Company’s executive compensation program. The Committee will continue to consider Say-on-Pay results in the design of the Company’s compensation programs and was pleased with the level of support for our designs.

OUR COMMITMENT TO PAY FOR PERFORMANCE

Our strong commitment to pay-for-performance is demonstrated by the link between actual performance and incentive payouts, both short- and long-term. The Committee sets short- and long-term performance goals at challenging levels to incentivize outstanding achievement by our executive officers.

◆	Variable pay makes up 87% of the CEO’s target annualized compensation, with 55% at-risk and 32% time vested

◆	Variable pay for the other NEOs averages 73% with 50% at-risk and 23% time vested

SIGNET JEWELERS	44	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The STIP aligns short-term cash incentives with the level of individual performance and contribution to the Company’s overall performance. Mr. Symancyk, Ms. Hilson, Ms. Singleton, and Ms. Cho have 100% of their STIP award opportunity based on the achievement of Corporate-wide performance goals. Ms. Yoakum has goals split between Corporate performance, KAY and Peoples, and Ms. Cividino’s goals are split between Corporate and Jared based on each of their leadership roles for that business.

	Fiscal 2026 Annual Incentive (STIP)
Name	Corporate	Brands	Payout % Range

J.K. Symancyk	100%	0%	0%–200%

Joan M. Hilson	100%	0%	0%–200%

Julie Yoakum	50%	50%	0%–200%

Claudia Cividino	50%	50%	0%–200%

Karen Cho	100%	0%	0%–200%

Jamie L. Singleton	100%	0%	0%–200%

For Fiscal 2026, the STIP performance metrics included:

◆	50% Adjusted Operating Income; and

◆	50% Comparable Sales

The LTIP aligns senior management’s interests with shareholders’ interests and long-term performance.

◆

Payout of PSUs under the LTIP is based on the achievement of performance metrics established at the grant date measured over a three-fiscal year performance measurement cycle (and the NEO’s continued employment by the Company until the end of the grant period).

◆

The Fiscal 2026 PSU grant utilized metrics of 50% Free Cash Flow, 25% Adjusted Operating Margin, and 25% Revenue, each measured over three years (Fiscal 2026 through Fiscal 2028) for vesting of these awards. The Fiscal 2025 PSU grant also had a three-year performance period and vesting service period (Fiscal 2025 through Fiscal 2027) but utilized metrics of 50% Free Cash Flow and 50% Revenue.

◆

PSU payouts typically range from 0% to 200% of target, based on the level of performance achieved during the applicable performance period, with a payout of 50% (for grants made in Fiscal 2024 and later) of target at threshold performance and a payout of 200% of target at maximum performance.

More information with respect to the selection of these performance metrics, actual performance and resulting payouts under the STIP and LTIP, along with other elements of our executive compensation program, is provided below.

HOW EXECUTIVE COMPENSATION IS DETERMINED

Role of the Human Capital Management & Compensation Committee

The Committee sets compensation for the Company’s NEOs and direct reports to the CEO to help retain and motivate them to achieve our business objectives and ensure that they are appropriately rewarded for their individual and team contributions to our performance and for their leadership. In doing so, the Committee considers the interests of shareholders, the financial and commercial health of the business, compensation parameters for all levels of the organization, and other conditions throughout Signet. The Committee also seeks to ensure that our executive compensation program remains competitive.

The Committee’s objective is to deliver and maintain competitive executive compensation in accordance with our compensation principles. In doing so, the Committee:

◆	Annually reviews and approves executive officer incentive plans, goals and objectives to align with the Company’s performance targets and business strategies;

◆	Annually assesses risk in incentive compensation programs;

SIGNET JEWELERS	45	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

◆	Evaluates each executive officer’s responsibilities and actual performance in light of the Company’s performance goals and business strategies;

◆

Evaluates the competitiveness of each executive officer’s compensation package against our peer group, along with other factors such as an executive officer’s performance, retention and the availability of replacement talent;

◆

Reviews all elements of compensation (tally sheets), including broad-based benefits, executive benefits and potential payments upon termination or change of control, to understand how each element of compensation relates to other elements and to the compensation package as a whole; and

◆

Approves and, in the case of the CEO, recommends to the full Board any changes to the total compensation package of each executive officer, including but not limited to, base salary, annual and long-term incentive award opportunities, payouts and retention plans.

The Committee’s charter, which more fully sets out its duties and responsibilities, as well as other matters, can be found on our website at www.signetjewelers.com/investors/corporate-governance/documents-and-charters. In addition, please see the description of the Committee included under “Board of Directors and Corporate Governance—Board Committees—Human Capital Management & Compensation Committee” above.

Role of Compensation Consultant

Our independent compensation consultant, Semler Brossy, is retained by the Committee to provide the following services for the benefit of the Committee:

◆	Competitive market pay analysis for the CEO, other executive officers and non-employee Directors;

◆	Market trends in CEO, other executive officer and non-employee Director compensation;

◆	Pay-for-performance analysis and review of risk in the Company’s pay programs;

◆	Advice with regard to the latest regulatory, governance, technical and financial considerations impacting executive compensation and benefit programs;

◆	Assistance with the design of executive compensation and benefit plans, as needed;

◆	Annual review of the compensation benchmarking peer group; and

◆	Other items as determined appropriate by the Chair of the Committee.

Semler Brossy’s services to the Company are limited to the non-employee Director and executive compensation areas noted above. Semler Brossy has done no other work for the Company. The Committee reviews and evaluates the independence of its consultant each year and has the final authority to hire and terminate the consultant. In considering Semler Brossy’s independence, numerous factors were reviewed relating to Semler Brossy and the individuals employed by Semler Brossy who provided services to the Company, including those factors required to be considered pursuant to SEC and NYSE rules. Based on a review of these factors, the Committee determined that Semler Brossy is independent, and that the engagement does not raise any conflict of interest.

Role of Executives

The CEO reviews with the Committee a performance assessment for each of the Company’s executive officers, including the other NEOs, and other direct reports to the CEO, at the beginning of each fiscal year and recommends their target compensation levels, including salaries, and target STIP and LTIP incentive levels. The Committee considers these assessments and recommendations, along with other information, to determine final compensation. The Chief Operating and Financial Officer, Chief People Officer and Chief Legal, Compliance and Risk Officer regularly attend Committee meetings upon request but are not present for the executive sessions or for any discussion of their own compensation.

The Committee has delegated authority to the CEO to grant share-based awards under the Omnibus Plan to non-executive officers subject to certain parameters with a total not to exceed $2.5 million, on an annual basis. Any grants made are reviewed at subsequent Committee meetings.

SIGNET JEWELERS	46	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

COMPETITIVE BENCHMARKING ANALYSIS

When analyzing the market data provided by our compensation consultant, the Committee focuses on a peer group of companies for benchmarking purposes where possible. The Committee annually reviews the composition of the peer group to assess its continued relevance. The Fiscal 2026 peer group companies had the following characteristics:

◆	U.S.-based, publicly traded companies;

◆	Vertically integrated apparel/accessories retailers, department stores and other specialty retailers and apparel/accessories companies that distribute primarily through wholesale channels; and

◆	Revenue approximating Signet’s, generally ranging from 0.5–2.5x the Company’s revenue.

◆	The peer group was last changed for Fiscal 2023 and remains reasonably balanced in terms of size and mix of businesses.

For Fiscal 2026 the Committee approved the group consisting of the following 15 companies:

Abercrombie & Fitch Co.	Foot Locker, Inc.	Ulta Beauty Inc.

American Eagle Outfitters, Inc.	Nordstrom Inc.(1)	Urban Outfitters Inc.

Bath & Body Works, Inc.	PVH Corp.	V.F. Corporation

Capri Holdings Limited	Ralph Lauren Corporation	Victoria’s Secret & Co.

Dick’s Sporting Goods Inc.	Tapestry Inc.	Williams-Sonoma, Inc.

(1)	Nordstrom Inc. was removed from the peer group as of its going private transaction in 2025.

The table below shows a statistical comparison of trailing four quarter revenues and fiscal year end market capitalization between the Company and its peer group.

Measure	Signet	Peer Minimum	Peer Maximum	Peer Median	Peer Average

Revenue (in billions)	$6.8	$4.4	$13.4	$7.2	$7.7

Market Capitalization (in billions)	$3.5	$1.9	$26.0	$6.2	$9.9

The peer group was the primary source of market data for the purposes of executive compensation benchmarking for Mr. Symancyk, Mss. Hilson, Singleton, and Cho. Survey data published by Equilar, covering a broader group of retail companies, was the primary source of market data for Ms. Yoakum and Ms. Cividino.

The Committee generally targets median pay positioning for our executives and may vary positioning due to experience, performance, and criticality of the role. Individually, and in the aggregate, target total compensation for the NEOs in Fiscal 2026 was within a competitive range of the market median following the base salary and long-term incentive increases described below.

ELEMENTS OF NEO COMPENSATION

Base Salary

Each NEO receives a fixed level of base salary as compensation for services rendered during the fiscal year. Base salaries are monitored to support the executive compensation program’s objectives of attracting and retaining management. A holistic evaluation of competitive positioning and other internal factors, including leadership transitions led to the annualized base salary changes described below.

The annualized base salaries of the NEOs for Fiscal 2026 and Fiscal 2025 are listed in the table below:

◆	Ms. Hilson’s annual salary was increased from $890,000 to $900,000 (1.1%), effective March 30, 2025, based on her expanded responsibilities during the leadership transition and other internal factors.

◆	Ms. Yoakum’s annualized salary became effective upon joining the Company as President, KAY Jewelers and Peoples Jewellers on August 4, 2025.

SIGNET JEWELERS	47	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

◆

Ms. Cividino’s annual salary was increased from $500,000 to $550,000 (10.0%) effective March 30, 2025 based on her expanded responsibilities during the leadership transition and to position her pay closer to the market median.

◆	Ms. Cho’s annualized salary became effective upon joining the Company as Chief People Officer on February 17, 2025.

◆	Mr. Symancyk’s and Ms. Singleton’s Fiscal 2026 base salaries were not adjusted from the prior year.

NEO	Fiscal 2026 Salary*	Fiscal 2025 Salary	Salary Increase %

J.K. Symancyk	$1,400,000	$1,400,000	0%

Joan M. Hilson	$900,000	$890,000	1.1%

Julie Yoakum	$725,000	N/A	N/A

Claudia Cividino	$550,000	$500,000	10.0%

Karen Cho	$575,000	N/A	N/A

Jamie Singleton	$890,000	$890,000	0%

*

Amounts shown are annualized. The salary increases for Ms. Hilson and Ms. Cividino were effective March 30, 2025, and actual salary earned by each NEO during Fiscal 2026 is set forth in the Summary Compensation Table below.

Annual Bonus under the Short-Term Incentive Plan (STIP)

Annual bonus performance targets and actual bonuses paid under the STIP are reviewed and approved by the Committee each year. The annual STIP bonus focuses on achieving challenging annual performance objectives and is based on a pre-determined formula based on corporate-wide performance for our corporate-level NEOs and both Corporate-wide and brand-specific performance for our NEOs in brand leadership roles, such as Ms. Yoakum and Ms. Cividino. In determining the performance target at the start of each year, the Committee considers the Company’s current business plans, budget and relevant market data, including the relative positioning of the Company’s performance in its sector. The Committee sets threshold (25%), target (100%) and maximum (200%) bonus payout opportunities each year. Historically, no payments are made for performance that falls below threshold performance.

Fiscal 2026 STIP

For the Fiscal 2026 STIP:

◆

We continued with a full fiscal year performance cycle but evaluated our performance metrics and moved from three performance metrics to two performance metrics for Fiscal Year 2026: Comparable Sales (50% weighting) and Adjusted Operating Income (50% weighting). We believe these metrics provide a balanced focus on driving sales behavior along with equally emphasizing revenue growth, cost control, and operational efficiency. Furthermore, simplifying our STIP to two goals is prevalent among our peer group.

◆	The Committee maintained the 25% threshold and 200% maximum payouts that were in place in Fiscal 2025.

For all NEOs, other than Ms. Yoakum and Ms. Cividino , the Fiscal 2026 STIP award opportunities were based 100% on the achievement of Corporate-wide performance targets. As the President of KAY Jewelers and Peoples Jewellers, Ms. Yoakum’s STIP was weighted 50% Corporate, 40% KAY Jewelers, and 10% Peoples Jewellers. As the President of Jared for the full fiscal year, Ms. Cividino’s STIP was weighted 50% Corporate and 50% Jared. The Committee incorporated the brand-specific metrics into Ms. Yoakum’s and Ms. Cividino’s Fiscal 2026 STIP award opportunity to incentivize sales growth and profitability at the brand levels and harmonize each such brand’s financial goals with those of Signet as a whole. Ms. Cividino’s leadership role related to Diamonds Direct was added to her Fiscal 2027 goals.

SIGNET JEWELERS	48	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The following charts show the relative weighting of each metric used to determine the NEO’s STIP opportunity for Fiscal 2026.

Fiscal 2026 STIP Target

Fiscal 2026 target and potential maximum STIP bonuses as a percentage of salary were as set out below. Ms. Yoakum negotiated a full year bonus for Fiscal 2026. The bonus target payout for Ms. Cho was pro-rated based on her date of hire.

SIGNET JEWELERS	49	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

NEO	Target STIP Bonus as a Percentage of Base Salary	Maximum STIP Bonus as a Percentage of Base Salary

J.K. Symancyk	170%	340%

Joan M. Hilson	125%	250%

Julie Yoakum	100%	200%

Claudia Cividino	85%	170%

Karen Cho	75%	150%

Jamie L. Singleton	125%	250%

Performance must exceed threshold performance to earn a STIP bonus payout. At threshold performance, a 25% payout is earned and below threshold performance levels, no bonus is paid to executives. Performance in excess of the threshold up to the target is paid on a linear basis from 25% to 100% of the target bonus for Fiscal 2026. Performance in excess of the target up to the maximum results in a bonus paid on a linear basis from 100% to 200% of the target bonus for Fiscal 2026. The weighting, threshold, target, maximum and actual payouts for the Corporate-wide performance metrics for Fiscal 2026 STIP were as follows:

Corporate-Wide Performance Metrics	Weighting	Threshold	Target	Max	Actual Achievement	Payout as % of Target

Fiscal 2026—Comparable Sales %*	50%	(3.3%)	2.0%	7.3%	1.3%	90.1%

Fiscal 2026—Adjusted Operating Income (in $M)**	50%	$442	$520	$582.4	$515.0	95.3%

*	Comparable sales include physical store and e-commerce sales.

**

Adjusted Operating Income is a non-GAAP measure, calculated as consolidated operating income, adjusted to exclude $121.9M primarily for goodwill and asset impairment charges, restructuring and related charges, and loss on divestitures.

Signet’s Corporate-wide performance during Fiscal 2026 was above the threshold performance level resulting in a 92.69% payout. Mr. Symancyk, Mss. Hilson, Singleton, and Cho received payouts based on Corporate performance results, and the payouts are detailed below. Performance for KAY, Jared and Peoples were also above threshold. The KAY and Peoples brand achievement combined with Corporate achievement, resulted in a payment for Ms. Yoakum at a Weighted Achievement of 104.19% or $755,378. The achievement for Jared combined with Corporate achievement resulted in a payout for Ms. Cividino of 94.80% or $436,992. The Committee approved the actual performance achieved and approved the payouts , noted below, on March 19, 2026.

NEO	Total STIP Bonus Earned for Fiscal 2026

J.K. Symancyk	$2,206,022

Joan M. Hilson	$1,040,980

Julie Yoakum(1)	$755,378

Claudia Cividino	$436,992

Karen Cho(2)	$383,253

Jamie L. Singleton(3)	$1,031,176

(1)	Payout amount is not pro-rated, as negotiated in Ms. Yoakum’s hiring package.

(2)	Payout amount is pro-rated based on date of hire of August 4, 2025.

(3)	Payout amount is based on Ms. Singleton’s Termination Protection Agreement, see Summary Compensation Table for details

Long-Term Incentive Plan (LTIP)

The Committee believes that long-term, share-based incentives are important vehicles to retain key executive officers and talent, ensure appropriate focus on long-term results, and align their interests with those of shareholders.

Long-term incentive grants are generally made at the same time as the annual compensation reviews. The value delivered through long-term incentives is determined holistically in the context of total compensation levels. This process, as described above, considers benchmarking data, retention needs, level of responsibility and individual performance.

SIGNET JEWELERS	50	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2026 LTIP Grants

Fiscal 2026 LTIP grants were issued under the Omnibus Plan in April 2025 in a mix of 50% PSUs and 50% RSUs. The mix was altered from Fiscal 2025, which was 60% PSUs and 40% RSUs, to better align with market practice and to support the build out of the new corporate strategy.

◆	Mr. Symancyk’s target LTIP award value remained 500% of his base salary and maintained his pay within a competitive range of the market median.

◆

Ms. Hilson’s target LTIP award was increased from 270% to 330% through additional grants made in June 2025 based on her strong leadership, importance in the succession plan and expanded responsibilities. See the Grants of Plan Based Awards table for additional details.

◆	Ms. Yoakum’s target LTIP award was 100% of her base salary.

◆	Ms. Cividino’s target LTIP award increased from 110% to 120% of her base salary to recognize her for her expanded responsibilities.

◆	Ms. Cho’s target LTIP award was 100% of her base salary.

NEO LTIP targets expressed as a percentage of salary are shown in the table below:

NEO*	Target Fiscal 2026 LTIP Award

J.K. Symancyk	500% of Base Salary

Joan M. Hilson(1)	330% of Base Salary

Claudia Cividino	120% of Base Salary

Karen Cho	100% of Base Salary

*	Ms. Yoakum was not part of the Fiscal 2026 LTIP grant process, based on her hire date of August 4, 2025. See the Grants of Plan Based Awards table for additional details.

**	Ms. Singleton did not receive an annual grant in March 2025 due to her retirement announcement.

(1)	Includes the additional grants Ms. Hilson received in June 2025 to give the effect to the increase in her target LTIP award. Ms. Hilson also received a special retention RSU award discussed below.

The number of PSUs and RSUs granted to NEOs in March 2025 for the Fiscal 2026 annual grant was based upon an award methodology using the average closing price of the Company’s Common Shares on the NYSE for the 20 trading days leading up to and including the grant date. The PSUs and RSUs were granted on April 2, 2025, based on a stock price of $54.28.

Fiscal 2026–2028 RSUs

One third of the RSUs granted under the Fiscal 2026–2028 LTIP vest on each of the first, second, and third anniversary of the grant date subject to continued service with the Company. Each RSU will accrue a dividend equivalent that will be settled in stock when the grants are vested and released.

Fiscal 2026–2028 PSUs

The PSUs granted under the Fiscal 2026-2028 LTIP maintained a 3-year cumulative performance measurement period and vesting period. The performance metrics for the Fiscal 2026-2028 PSUs were weighted 50% on Free Cash Flow, 25% Adjusted Operating Margin, and 25% on Revenue. These metrics were chosen to ensure focus on top- and bottom-line growth and working capital efficiency. Free Cash Flow, a non-GAAP measure, is defined as net cash provided by operating activities less capital expenditures. Management considers this measure to be helpful in understanding how the business is generating cash from its operating and investing activities that can be used to meet the financing needs of the business. Adjusted Operating Margin, a non-GAAP measure, is defined as adjusted operating income divided by revenue. The data for the calculation of Adjusted Operating Margin will be derived from the Company’s consolidated financial statements for the fiscal years 2026, 2027, and 2028. Achievement will be based on the average of the annual Adjusted Operating Margin achieved in each of the three fiscal years.

SIGNET JEWELERS	51	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

LTIP Performance Targets

25%
LTIP
PERFORMANCE
TARGETS
50%
25%
Free Cash Flow
Adjusted Operating Margin
Revenue

The Fiscal 2026-2028 PSUs will be earned based on the three-year cumulative achievement for Revenue, Free Cash Flow and Adjusted Operating Margin as shown below. The payout at threshold was maintained at 50%, consistent with market practice within the peer group. The levels of payout are 50% (minimum) payout upon achievement at threshold levels of target performance, 100% upon achievement at target levels of performance and 200% upon achievement of the maximum levels of target performance (or on a linear basis between threshold and target or target and maximum levels) following completion of a three-year service period.

Fiscal 2026–2028 PSU Achievement Schedule

Performance Measure	Weighting	Threshold (Pays 50% of Target Award)	Target (Pays 100% of Target Award)	Maximum (Pays 200% of Target Award)
3-Year Cumulative Revenue	25%	95% of target performance	100%	105% of target performance
3-Year Cumulative Free Cash Flow	50%	88% of target performance	100%	112% of target performance
3-Year Cumulative Adjusted Operating Margin	25%	88% of target performance	100%	112% of target performance

The performance targets and actual performance as measured against the targets will be disclosed at the end of the three-year performance period.

Determinations Related to Vesting of Previously Granted Performance-Based LTIP Awards

In March 2026, the Committee certified the Fiscal 2024-2026 PSU did not meet the performance threshold for the three-year cumulative Free Cash Flow of $1,585 million and Revenue of $20,689 million and therefore did not result in a payout. The performance for these measures under the Fiscal 2024-2026 PSUs is shown below.

Performance Target	Weighting	Threshold (Pays 25% of Target Award)	Target (Pays 100% of Target Award)	Maximum (Pays 200% of Target Award)	Actual	Share Award Vesting (as a Percentage of Target Award)

Revenue (in millions)	50%	$24,025	$24,755	$25,425	$20,689	0%

Free Cash Flow(1) (in millions)	50%	$1,710	$1,850	$1,990	$1,585	0%

(1)

The Free Cash Flow amounts used to determine the payouts were adjusted to exclude $201 million of non-recurring legacy litigation settlements paid in Fiscal 2024 as these settlements were not factored into the established targets and therefore were excluded.

SIGNET JEWELERS	52	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Executive Retention Award

To incentivize the retention of Ms. Hilson through the execution of the Grow Brand Love strategic plan and ongoing leadership transitions, the Committee granted her a special retention RSU award with a grant date value of $2,500,000 on June 2, 2025. The retention award is eligible to vest in full on June 2, 2028, subject to Ms. Hilson’s continued employment in good standing through such date. The award will terminate without vesting if Ms. Hilson fails to be in good standing, retires or is terminated for cause prior to June 2, 2028 and will vest in full if she is terminated without cause prior to such date. See Grants of Plan Based Awards table for further details of Ms. Hilson’s Fiscal 2026 awards.

Retirement & Deferred Compensation

The Company provides retirement and deferred compensation benefits to NEOs and all eligible team members, both as a retention mechanism and to provide a degree of post-retirement financial security, through the Company-sponsored Signet Jewelers 401(k) Retirement Savings Plan (the “401(k) Plan”), which is a qualified plan under federal guidelines, and the Deferred Compensation Plan (the “DCP”).

Under the 401(k) Plan the team members who participate receive a match of 50% up to a maximum of 6% of the team member’s base salary and cash bonus, resulting in a total Company matching opportunity of 3% of eligible pay. Under federal guidelines, the 401(k) Plan contributions by senior management may be reduced based on the participation levels of lower-paid team members. The 401(k) Plan was amended effective January 1, 2024, to limit the highly compensated team member contributions to 6% of eligible wages. Effective January 1, 2026, under the DCP, the eligible director level and above employee contribution limits were increased to better align to the market. The base salary contribution limit was increased from 15% to 75%. The cash bonus employee contribution limit was increased from 15% to 90%. Employee contributions receive a Company match of 50% up to a maximum of 8% of the eligible base salary and/or cash bonus for a total Company matching opportunity of 4% of eligible pay.

Upon retirement, employees who have reached age 60 and 5 years of service receive full vesting of all Company matching balances in the 401(k) Plan and DCP. In the event of such retirement, the STIP program provides payment of a pro-rated bonus opportunity based on actual achievement and for LTIP awards held for at least six months from the grant date, such awards will continue to vest and pay out post-retirement, subject to actual performance achievement for performance-based awards.

Perquisites

NEOs receive a limited number of perquisites and supplemental benefits:

◆	The Company reimburses the cost of physical examinations up to $2,200 annually for the CEO and the NEOs based in the US to facilitate and encourage maintaining proactive healthcare and well-being.

◆

The Company reimburses the cost of financial planning and tax preparation up to $15,000 annually to provide holistic financial and tax planning and support the optimization of Signet compensation and benefit programs.

◆	Relocation benefits are provided, including reimbursement for a spouse’s travel expenses where the spouse has not also relocated.

SIGNET JEWELERS	53	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

◆	In addition, in limited circumstances, where it is appropriate that spouses attend business related functions, Signet covers the travel expenses of spouses.

◆
The Company does not provide any tax
gross-up
payments for any perquisites other than for relocation payments where applicable. Mr. Symancyk, and Mss. Yoakum and Cho received a gross-up
payment with respect to their relocation payment. The amounts of such benefits and additional details are in the Summary Compensation Table below.

OTHER POLICIES AND PRACTICES
Clawback Policy
The Committee has adopted a Clawback Policy that provides that in the event of a material restatement of the Company’s previously issued financial results, the Committee will recalculate incentive compensation based on the restated results. In the event of overpayment, the Company will seek to recover the difference from its executive officers (which will generally include those who are subject to Section 16 of the Securities Exchange Act of 1934, as amended), and may seek to recover such amounts from other employees in the discretion of the Committee. Similarly, in the interest of fairness, should a restatement result in an underpayment of incentive compensation, the Committee may determine, in its discretion, whether the Company will make up any such difference. The Committee may also provide, to the extent permitted by law, that the participant’s rights under an award are subject to reduction, cancellation, forfeiture or recoupment upon a material violation of our Code of Conduct or Code of Ethics for Senior Officers or other conduct by the participant, including (a) breach of non-competition,
non-solicitation,
confidentiality or other restrictive covenants that are applicable to the participant, (b) a termination of the participant’s employment for cause, or (c) other conduct by the participant that is detrimental to the business or reputation of the Company and/or its affiliates.
The Clawback Policy is subject to applicable SEC or NYSE rules, which will apply in lieu of the Company’s policy to the extent they are inconsistent, and the Company amended its policy effective November 29, 2023, to incorporate updated NYSE listing standards which will apply to incentive compensation inclusive of time-based RSUs. The Company provided disclosure of the Clawback Policy and will include recovered/recoverable amounts in the event of restatement in our Annual Report on Form
10-K,
to the extent applicable as required by SEC rules. The terms and operation of the Clawback Policy are overseen by the Human Capital Management & Compensation Committee.
Timing of Equity Awards
The LTIP permits the granting of a variety of equity awards, including stock options. The Company has a long-standing practice whereby equity awards are generally granted to eligible employees, including executive officers, during an open trading window following the issuance of the Company’s annual earnings release. The Human Capital Management & Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards, including stock options. Furthermore, the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
During Fiscal 2026, no stock options were granted to any of our named executive officers during the period beginning four business days before and ending one business day after the filing or furnishing of any Form
10-Q,
Form
10-K
or Form
8-K
that disclosed material nonpublic information.
Share Ownership Policy
It is the Company’s policy that executive officers build a holding of Common Shares. The guidelines for these holdings for the NEOs are currently as follows:

◆	Six times annual base salary: CEO

◆	Three times annual base salary: All other NEOs

SIGNET JEWELERS	54	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

All executives are expected to build their holdings and are required to hold 50% of net after-tax shares received upon vesting or payout until their respective holding requirements are met. Currently Mr. Symancyk and Ms. Hilson achieved their share ownership multiple of base salary. Mss. Yoakum, Cividino and Cho are working towards their three times annual base salary ownership multiples and will be restricted from selling shares until the ownership level is met. As a former executive who is no longer actively employed at Signet, Ms. Singleton is no longer subject to share ownership requirements.
Anti-Hedging and Pledging Policies
It is the Company’s policy to strictly prohibit all types of hedging and monetization transactions that would allow an officer, Director or other team members who is a security holder to engage in transactions that would separate the risks and rewards of ownership of Company securities from actual ownership of those securities. In addition, the Company strictly prohibits any pledging or holding of Company shares in a margin account by any officer, Director, or other team members of the Company.
Health & Welfare
NEOs participate in various health and welfare programs, as well as life insurance and long-term disability plans, which are generally available to other executive officers of the Company.
TERMINATION PROTECTION AGREEMENTS WITH NEOS
Each NEO has a termination protection agreement with the Company setting forth the terms of any post-employment compensation that the NEO may receive from the Company. Such payments are subject to a
12-month
non-competition covenant as well as a non-solicitation covenant with a term of between 12 months and two years. No payments will be made and all unvested RSUs and PSUs are forfeited upon a termination for cause. Further, violation of the non-compete or non-solicitation covenants will result in cessation of severance payments, potential litigation, and the Company’s ability to seek injunctive relief and damages.
The principal terms of these agreements are described under the “NEO Agreements” section of this Proxy Statement.
Agreements with NEOs
Each NEO has a termination protection agreement with the Company setting forth the terms of the NEO’s employment with the Company. The principal terms of these agreements are described under the “NEO Agreements” section of this Proxy Statement.
On March 15, 2022, the Company entered into amended and restated termination protection agreements with Mss. Hilson and Singleton. In connection with the appointment to their current roles, the Company entered into termination protection agreements with Mr. Symancyk and Mss. Yoakum, Cividino and Cho.
Termination for Cause and Violation of Non-Compete and Non-Solicitation Covenants

◆	PSUs and RSUs will not vest if termination for cause occurs before the conclusion of the performance or vesting period.

◆
All NEO termination protection agreements contain a non-competition covenant that has a 12-month post- employment term, as well as a non-solicitation covenant that has a post-employment term between 12 months and two years.

◆	Violation of the non-competition or non-solicitation covenants will result in cessation of severance payments, potential litigation, and the Company’s ability to seek injunctive relief and damages.
For more information concerning the NEO termination protection agreements, see “NEO Agreements” below.
Executive Transition
From March 31, 2025 through her departure on May 2, 2025, Ms. Singleton assisted the leadership team in transitioning key responsibilities to support the
Grow
Brand
Love
strategy. Ms. Singleton’s annual base salary and

SIGNET JEWELERS	55	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

employee benefit plan eligibility remained unchanged through the last day of her employment. In connection with her departure, Ms. Singleton became entitled to termination benefits in accordance with her termination protection agreement, subject to continued compliance with applicable covenants under that agreement and applicable LTIP award agreements. For additional details regarding the benefits Ms. Singleton received or will be entitled to receive pursuant to the terms of her termination protection agreement, see “Termination Payments” below.
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
In general, Section 162(m) of the Internal Revenue Code (“Section 162(m)”) denies a federal income tax deduction to the Company for compensation in excess of $1 million per year paid to certain team members (the “Covered Employees”). Prior to 2018, Section 162(m) included an exception from the deduction limitation for “qualified performance-based compensation,” however, the Tax Cuts and Jobs Act, enacted on December 22, 2017, eliminated the “qualified performance-based compensation” exception effective for tax years beginning after December 31, 2017. As a result, since 2018, compensation paid to certain executive officers in excess of $1 million has generally been non-deductible
whether or not it is performance-based.

SIGNET JEWELERS	56	2026 PROXY STATEMENT

Compensation Committee Report

The Human Capital Management & Compensation Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis section of this Proxy Statement required by Item 402(b) of Regulation S-K. Based on this review and discussion, the Human Capital Management & Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

Members of the Human Capital Management & Compensation Committee:

Nancy Reardon (Chair)

Sandra Cochran

Eugenia Ulasewicz

Dontá Wilson

SIGNET JEWELERS	57	2026 PROXY STATEMENT

Compensation Committee Interlocks and

Insider Participation

The directors who served on the Human Capital Management & Compensation Committee during Fiscal 2026 were Nancy Reardon, Sandra Cochran, Eugenia Ulasewicz and Dontá Wilson, as well as Jonathan Seiffer, who served on the Board and Committee through July 1, 2025. The Human Capital Management & Compensation Committee determines the compensation of the CEO and makes recommendations to the Board with respect to the compensation of the other executive officers of the Company, including those listed in the Summary Compensation Table included in this Proxy Statement. Mr. Symancyk, did not participate in decisions regarding his own Fiscal 2026 compensation.

No member of the Human Capital Management & Compensation Committee was, at any time during Fiscal 2026 or at any other time, an officer or employee of the Company, and no member of this Committee had any related party transaction with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. During Fiscal 2026, none of the executive officers of the Company served as a member of the board or compensation committee of any other entity that has one or more officers serving as a member of the Company’s Board or Human Capital Management & Compensation Committee.

SIGNET JEWELERS	58	2026 PROXY STATEMENT

Executive Compensation Tables

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation during Fiscal 2026, Fiscal 2025 and Fiscal 2024, as appropriate or earned by NEOs.

NEO & Position	Fiscal Year	Salary(1)(2)	Bonus(3)	Stock Awards(4)(5)	Non-Equity Incentive Plan Compensation(6)	All Other Compensation(7)	Total

J.K. Symancyk Chief Executive Officer	2026	$1,400,000	$—	$7,627,984	$2,206,022	$782,181	$12,016,187
	2025	$350,000	$1,500,000	$3,402,449	$—	$87,383	$5,339,832

Joan M. Hilson Chief Operating and Financial Officer	2026	$897,692	$—	$5,764,906	$1,040,980	$117,725	$7,821,303
	2025	$890,000	$—	$4,939,137	$89,250	$47,828	$5,966,215
	2024	$887,981	$—	$1,857,739	$—	$31,726	$2,777,446

Julie Yoakum President KAY Jewelers and Peoples Jewellers	2026	$334,615	$300,000	$919,965	$755,378	$70,341	$2,380,299

Claudia Cividino President Jared and Diamonds Direct	2026	$538,462	$—	$719,146	$436,992	$52,033	$1,746,633

Karen Cho Chief People Officer	2026	$530,769	$—	$626,517	$383,253	$195,473	$1,736,012

Jamie L. Singleton Former Group President and Chief Consumer Officer	2026	$239,615	$—	$—	$1,031,176	$1,032,434	$2,303,225
	2025	$888,750	$—	$4,939,137	$27,446	$40,074	$5,895,407
	2024	$881,635	$—	$1,847,262	$—	$11,484	$2,740,381

(1)	The amounts reflected in the table above represent actual salary earned during Fiscal 2024, 2025 and 2026

(2)

Ms. Hilson and Ms. Cividino each received a salary increase effective March 30, 2025. For additional details, see “CDA—Elements of NEO Compensation—Base Salary” above. Ms. Singleton received Base Pay through her termination date.

(3)	Ms. Yoakum received a $300,000 signing bonus, which was paid in two equal installments (August and October 2025).

(4)

In accordance with FASB Topic 718, the amounts calculated are based on the aggregate grant date fair market value of the RSUs and PSUs. For information on the valuation assumptions, refer to note 24 of item 8 in Signet’s Annual Report on Form 10-K for Fiscal 2026. The amounts in the table above reflect the total value of the PSUs at the target (or 100%) level of performance achievement. The amounts in the table below immediately following these footnotes also reflect the potential maximum value for such PSU grants.

(5)

For additional details regarding the annual LTIP grants made during Fiscal 2026, including changes in annual targets, see “CDA—Elements of NEO Compensation-Long-Term Incentive Plan (LTIP)—Fiscal 2026 LTIP Grants” above and “Executive Compensation Tables—Grants of Plan-Based Awards” below.

(6)

The amounts in the table above reflect the actual STIP awards earned for Fiscal 2026 at 92.69% earned achievement level for corporate performance and blended achievement level of approximately 104.19% for Ms. Yoakum and blended achievement level of approximately 94.8% for Ms. Cividino based on corporate and business unit achievement as described in the “CDA—Elements of NEO Compensation—Annual Bonus under the Short-Term Incentive Plan (STIP)” section above. For Ms. Singleton, the amount reflects her continued eligibility under her termination protection agreement to earn the STIP award for the year in which her employment ended based on actual performance, consistent with the other NEOs. For additional details, see “Termination Payments—Termination Payments Table” below.

SIGNET JEWELERS	59	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

(7)	The table below provides the incremental Fiscal 2026 cost to the Company for each of the elements included in the “All Other Compensation” column above.

NEO	401(k) Matching Contribution(a)	DCP Matching Contribution(a)	Reimbursements Related to Executive Benefits(b)	Life and Disability Insurance Premiums	Relocation Assistance(c)	Perquisites	Severance (d)	Total

J.K. Symancyk	$—	$144,241	$15,000	$4,557	$618,383	$—	$—	$782,181

Joan M. Hilson	$10,523	$77,562	$15,000	$14,640	$—	$—	$—	$117,725

Julie Yoakum	$—	$40,254	$1,250	$6,281	$22,556	$—	$—	$70,341

Claudia Cividino	$7,077	$39,095	$—	$5,861	$—	$—	$—	$52,033

Karen Cho	$—	$34,792	$17,000	$2,802	$140,879	$—	$—	$195,473

Jamie L. Singleton	$8,308	$—	$15,784	$3,092	$—	$—	$1,005,250	$1,032,434

(a)

Under the 401(k), participating NEOs are eligible to receive a match from the Company for their contributions, up to a maximum amount of 3% following one-year of service, and under the DCP, participating NEOs are immediately eligible to receive a match from the Company up to a maximum amount of 4% of such NEO’s base salary and/or cash bonus. There will be Company match for Mr. Symancyk, Ms. Cho, Ms. Hilson, Ms. Yoakum, and Ms. Cividino with respect to cash bonuses since they earned corporate achievement and/or brand achievement that they led during Fiscal 2026 STIP awards. The matches received on Fiscal 2026 STIP awards will be included in next year’s Proxy Statement. For additional details, see “CDA—Retirement and Deferred Compensation” section above.

(b)	Executive benefits include reimbursements for physical exams and financial planning and tax preparation services.

(c)

Amount reported for Mr. Symancyk includes $375,049 in relocation expenses and $243,333 of tax gross-up for relocation expenses. Amount reported for Ms. Yoakum includes $13,681 in relocation expenses and $8,876 of tax gross-up for relocation expense. Amount reported for Ms. Cho includes $16,473 in relocation expenses and $10,688 of tax gross-up for relocation expense as well as an $80,000 relocation allowance and $33,717 of tax gross up for the relocation allowance.

(d)

This amount includes the aggregate severance installments relating to salary-continuation and COBRA coverage that were actually paid to Ms. Singleton in Fiscal 2026 following termination of her employment on May 2, 2025. For additional details, see “Termination Payments—Termination Payments Table” below.

The table below provides the potential value of Fiscal 2026 PSUs at target (as reported in the Summary Compensation Table above) and maximum level of performance.

NEO	Potential Value at Target Level	Potential Value at Maximum Level

J.K. Symancyk	$3,725,010	$7,450,019

Joan M. Hilson	$1,562,482	$3,124,964

Julie Yoakum	$189,682	$379,364

Claudia Cividino	$351,184	$702,368

Karen Cho	$305,950	$611,900

SIGNET JEWELERS	60	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

GRANTS OF PLAN-BASED AWARDS

Set forth below is information concerning grants of plan-based awards made during Fiscal 2026 under the Omnibus Plan.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(10)			Estimated Future Payouts Under Equity Incentive Plan Awards(11)			All other Stock Awards: Number of Shares or Units	Grant Date Fair Value of Stock and Option Award(12)
NEO		Grant Date	Threshold	Target	Max	Threshold	Target	Max

J.K. Symancyk	(1)		$595,000	$2,380,000	$4,760,000

	(2)	April 2, 2025				32,240	64,480	128,960		$3,725,010

	(3)	April 2, 2025							64,480	$3,902,974

Joan M. Hilson	(1)		$281,250	$1,125,000	$2,250,000

	(2)	April 2, 2025				11,606	23,212	46,424		$1,340,957

	(3)	April 2, 2025							23,212	$1,405,022

	(4)	June 2, 2025				1,729	3,457	6,914		$221,525

	(5)	June 2, 2025							3,457	$230,962

	(6)	June 2, 2025							38,414	$2,566,439

Julie Yoakum	(1)		$181,250	$725,000	$1,450,000

	(7)	August 31, 2025				1,088	2,175	4,350		$189,682

	(8)	August 31, 2025							2,175	$196,751

	(9)	August 31, 2025							5,898	$533,533

Claudia Cividino	(1)		$116,875	$467,500	$935,000

	(2)	April 2, 2025				3,040	6,079	12,158		$351,184

	(3)	April 2, 2025							6,079	$367,962

Karen Cho	(1)		$107,813	$431,250	$862,500

	(2)	April 2, 2025				2,648	5,296	10,592		$305,950

	(3)	April 2, 2025							5,296	$320,567

Jamie L. Singleton	(1)		$278,125	$1,112,500	$2,225,000

(1)

Represents bonus opportunities under the Fiscal 2026 STIP. The threshold, target and maximum bonus levels, respectively, for Fiscal 2026 expressed as a percentage of base salary were 42.5%, 170% and 340% for Mr. Symancyk and Ms. Hilson, 31.25%, 125% and 250% for Ms. Yoakum, 25%, 100% and 200%, for Ms. Cho, 18.75%, 75%, and 150, and for Ms. Singleton, 31.25%, 125% and 250% based on goals established by the Human Capital Management & Compensation Committee. Ms. Singleton is eligible to receive full fiscal year in which the termination date occurred, based on actual performance, payable in a lump sum during the STIP Payment Period. For a more detailed description of the Fiscal 2026 STIP, including a discussion of the Company’s performance with respect to goals and amounts awarded to the NEOs in Fiscal 2026, see “CDA-Elements of NEO Compensation-Annual Bonus under the Short-Term Incentive Plan (“STIP”)” section of this Proxy Statement.

(2)

Represents PSUs granted under the Omnibus Plan. PSUs will vest on the third anniversary of the grant date subject to achievement of performance goals and continued service. Vesting may be prorated upon certain terminations of employment or change of control events. Ms. Hilson is eligible for the retirement vesting opportunity which follows the grantee’s sixtieth (60th) birthday with at least five (5) years of service. If following the six-month anniversary of the grant date, upon the grantee’s retirement, the units shall continue to vest and become fully vested on the third anniversary of the grant date, subject to actual performance and achievement. Under the terms of these awards, the portion of the PSUs that will vest depends on the achievement of cumulative LTIP Revenue, LTIP Adjusted Operating Margin and LTIP Free Cash Flow goals for the three-year performance measurement period covering Fiscal 2026 through Fiscal 2028. The minimum payout if threshold is achieved is 50% of target and the maximum payout is 200% of target. The PSUs will be forfeited in the event the Company fails to achieve minimum performance.

(3)

Represents time-based RSUs granted under the Omnibus Plan. RSUs will vest at one-third of the award on each of the first, second, and third anniversary of the grant date subject to continued service. Vesting may be prorated upon certain terminations of employment or change of control events. Ms. Hilson is eligible for the retirement vesting opportunity which follows the grantee’s sixtieth (60th) birthday with at least five (5) years of service. If following the six-month anniversary of the grant date, upon the grantee’s retirement, the units shall continue to vest and become fully vested on the third anniversary of the grant date. RSUs accrue dividends prior to vesting.

(4)

Effective for Fiscal 2026 and thereafter, Ms. Hilson’s annual LTIP target opportunity increased from 280% to 330% of base salary. In connection with this increase, she received a supplemental PSU grant equal to 50% of her Fiscal 2026 base salary ($450,000), with a grant date of June 2, 2025, aligned in vesting and performance terms with the April 2, 2025 annual LTIP PSU award. The PSUs cliff vest on April 2, 2028, subject to achievement of the applicable performance goals. The award is excluded from retirement vesting opportunity; accordingly, any unvested units will be forfeited and canceled if Ms. Hilson retires prior to the June 2, 2028 vesting date.

(5)

Effective for Fiscal 2026 and thereafter, Ms. Hilson’s annual LTIP target opportunity increased from 280% to 330% of base salary. In connection with this increase, she received a supplemental RSU grant equal to 50% of her Fiscal 2026 base salary ($450,000), with a grant date of June 2, 2025, aligned in vesting terms with the April 2, 2025 annual LTIP RSU award. RSUs will vest ratably, with the last vest date April 2, 2028 The award is excluded from retirement vesting opportunity; accordingly, any unvested units will be forfeited and canceled if Ms. Hilson retires prior to the June 2, 2028 vesting date.

SIGNET JEWELERS	61	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

(6)

In connection with the Grow Brand Love strategic plan and to promote leadership continuity, Ms. Hilson received a retention RSU award subject to three-year cliff vesting. The award is excluded from retirement vesting opportunity; accordingly, any unvested units will be forfeited and canceled if Ms. Hilson retires prior to the June 2, 2028 vesting date.

(7)

On August 31, 2025, Ms. Yoakum received a prorated new hire grant of $360,000 based on her August 4, 2025 hire date. The LTIP award consisted of 50% performance-based stock units (PSUs) that will vest on April 2, 2028, subject to performance achievement.

(8)

On August 31, 2025, Ms. Yoakum received a prorated new hire grant of $360,000 based on her August 4, 2025 hire date. The LTIP award consisted of 50% time-based Restricted stock units (RSUs) that will vest one-third per year on the anniversary of the grant date.

(9)

On August 31, 2025, Ms. Yoakum received an equity buyout of time-based Restricted Stock Units (RSUs) valued at $488,000. The RSUs will vest on the one-year anniversary of the grant date in August 2026.

(10)

Performance must exceed threshold level to earn any Fiscal 2026 STIP payout, with payment amounts determined on a linear basis from 25% to 100% of target for achievement between threshold a target performance goals and from 100% to 200% of target for achievement between target and maximum performance goals. For a more detailed description of the Fiscal 2026 STIP, see “CDA-Elements of NEO Compensation-Annual Bonus under the Short-Term Incentive Plan (“STIP”) section of this Proxy Statement.

(11)	Payouts of equity incentive plan awards may range from 0 shares to the maximum as described above. At threshold, target and maximum levels, 50%, 100% and 200%, respectively, is paid to the NEOs.

(12)

Represents the grant date fair value of each equity-based award as determined in accordance with FASB ASC Topic 718. The actual value received by the NEOs with respect to these awards may range from $0 to an amount greater than the reported amount, depending on the Company’s actual financial performance and share value when the shares are received.

SIGNET JEWELERS	62	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2026

	Stock Awards

NEO	Number of shares or units of stock that have not vested		Market value of shares or units that have not vested(1)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested		Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested(1)

J.K. Symancyk	23,807	(2)	$2,196,672

	65,273	(5)	$6,022,754	64,480	(12)	$5,949,570

Joan M. Hilson	4,090	(3)	$377,384	—	(10)	$—

	6,570	(4)	$606,214	14,781	(11)	$1,363,843

	23,498	(5)	$2,168,118	23,212	(12)	$2,141,771

	38,690	(6)	$3,569,947	3,457	(13)	$318,977

	3,482	(7)	$321,270

Julie Yoakum	5,918	(8)	$546,066	2,175	(14)	$200,687

	2,182	(9)	$201,372

Claudia Cividino	919	(3)	$84,796	—	(10)	$—

	1,504	(4)	$138,774	3,383	(11)	$312,149

	6,154	(5)	$567,809	6,079	(12)	$560,909

Karen Cho	5,361	(5)	$494,675	5,296	(12)	$488,662

Jamie L. Singleton	4,067	(3)	$375,262	—	(10)	$—

	6,570	(4)	$606,214	14,781	(11)	$1,363,843

(1)	Calculated using the closing market price of the Company’s Common Shares on January 30, 2026, the last business day of Fiscal 2026 ($92.27per share).

(2)

The grant date for this RSU award was December 2, 2024. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of January 31, 2026, the awards outstanding represent the amounts eligible for vesting on the second and third anniversary of the grant.

(3)

The grant date for this RSU award was March 17, 2023. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of January 31, 2026 the awards outstanding represent the amounts eligible for vesting on the third anniversary of the grant.

(4)

The grant date for this RSU award was March 26, 2024. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of January 31, 2026, the awards outstanding represent the amounts eligible for vesting on the second and third anniversary of the grant.

(5)

The grant date for this RSU award was April 2, 2025. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of January 31, 2026 the awards outstanding represent the amounts eligible for vesting on the first, second and third anniversary of the grant.

(6)

The grant date for this one-time retention RSU award for Ms. Hilson was June 2, 2025. The RSUs will vest 100% on June 2, 2028, which is the third anniversary of the grant, excluded from retirement vesting opportunity and will be forfeited upon retirement until June 2, 2028.

(7)

The grant date for this make whole RSU award was June 2, 2025. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of January 31, 2026 the awards outstanding represent the amount eligible for vesting on the first, second and third anniversary of the grant. Ms. Hilson is retirement eligible (60 years of age with 5 years of service), but there is no retirement vesting opportunity on this award. If Ms. Hilson retires before vesting, all shares will forfeit.

(8)	The grant date for this equity buyout RSU award was August 31, 2025. The RSUs will vest on the one-year anniversary of the grant date on August 31, 2026.

(9)

The grant date for this prorated new hire RSU award was August 31, 2025. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of January 31, 2026 the awards outstanding represent the amounts eligible for vesting on the first, second and third anniversary of the grant.

(10)

The grant date for this PSU award was March 17, 2023. The Human Capital Management & Compensation Committee has determined the extent to which this grant may be earned after the three-year performance period, which ended on January 31, 2026, and the award vested on March 17, 2026. Amount reported reflects payout at actual achievement of 0% for such grant.

(11)

The grant date for this PSU award was March 26, 2024. The Human Capital Management & Compensation Committee will determine the extent to which this grant may be earned after the three-year performance period, which ends on January 30, 2027, and the award will vest and payout on March 26, 2027. Performance associated with this award is expected to be at or slightly above threshold achievement, but below target. Amount reported reflects payout at target, which was 100% for such grant.

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EXECUTIVE COMPENSATION TABLES

(12)

The grant date for this PSU award was April 2, 2025. The Human Capital Management & Compensation Committee will determine the extent to which this grant may be earned after the three-year performance period, which ends on January 29, 2028, and the award will vest and payout on April 2, 2028. Performance associated with this award is expected to be at target achievement. Amount reported reflects payout at target, which was 100% for such grant.

(13)

The grant date for this PSU award was June 2, 2025. The Human Capital Management & Compensation Committee will determine the extent to which this grant may be earned after the three-year performance period, which ends on January 29, 2028, and the award will vest and payout on April 2, 2028. Performance associated with this award is expected to be at target achievement. Amount reported reflects payout at target, which was 100% for such grant.

(14)

The grant date for this PSU award was August 31, 2025. The Human Capital Management & Compensation Committee will determine the extent to which this grant may be earned after the three-year performance period, which ends on January 29, 2028, and the award will vest and payout on April 2, 2028. Performance associated with this award is expected to be at target achievement. Amount reported reflects payout at target, which was 100% for such grant.

OPTION EXERCISES AND SHARES VESTED

The table below shows the number and value of share options exercised and shares vested (or settled) for the NEOs in Fiscal 2026.

	Stock Awards
NEO	Number of shares Acquired on vesting(1)	Value realized on vesting(2)

J.K. Symancyk	11,903	$1,083,054

Joan M. Hilson	48,029	$2,669,642

Julie Yoakum	—	$—

Claudia Cividino	5,142	$313,466

Karen Cho	—	$—

Jamie L. Singleton	53,787	$2,861,814

(1)	Represents the number of Common Shares acquired upon the vesting of RSUs during Fiscal 2026, inclusive of shares that were withheld for tax purposes upon vesting.

(2)

The value realized on vesting of RSUs is equal to the average high and low price of the Common Shares on the applicable vesting date (or the then-most recent trading day) multiplied times the number of Common Shares acquired upon vesting, inclusive of the value of Common Shares that were withheld upon vesting for tax purposes.

SIGNET JEWELERS	64	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

NON-QUALIFIED DEFERRED COMPENSATION

The Company maintains a Deferred Compensation Plan (“DCP”), which is an unfunded, non-qualified plan under Federal guideline, established for senior management to assist with pre-tax retirement savings in addition to the 401(k) Plan. The Company has provided a 50% matching contribution under the DCP for each participant’s annual deferral, up to 8% of the participant’s base salary and annual incentive compensation under the STIP. Although the DCP also permits additional employer discretionary contributions, the Company did not make any additional discretionary contribution in Fiscal 2026.

NEO	Executive contributions in last fiscal year(1)	Registrant contribution in last fiscal year(2)	Aggregate earnings in last fiscal year(3)	Aggregate withdrawals/ distributions in last fiscal year(4)	Aggregate balance at last fiscal year end(5)

J.K. Symancyk	$210,000	$56,000	$22,449	$(406)	$308,795

Joan M. Hilson	$71,846	$35,923	$2,103	$(1,236)	$116,865

Julie Yoakum	$38,202	$10,038	$706	$—	$48,946

Claudia Cividino	$43,231	$21,615	$12,760	$(1,108)	$145,570

Karen Cho	$38,923	$19,462	$6,814	$—	$65,199

Jamie L. Singleton	$—	$—	$—	$—	$—

(1)	All NEO contributions are reflected in their “Salary” or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table.

(2)	All registrant contributions reflect the Company match for executive contributions. These contributions are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)

Aggregate earnings represent interest credited to each executive’s account based on the crediting rate of interest declared for the year. For Fiscal 2026, this rate did not exceed 120% or the applicable US federal long-term rate. As such, no amounts are reported in the Summary Compensation Table.

(4)	In Fiscal 2026, the withdrawal for Mr. Symancyk, Ms. Hilson and Ms. Cividino was related to the payment of required tax withholdings for earnings on non-qualified deferred compensation balances.

(5)

The aggregate balance reported as of January 31, 2026 for each executive includes the following amounts that were reported in the Summary Compensation Table in the proxy statements from prior years including:

NEO	Aggregate balance reported in Summary Compensation Table in prior years

J.K. Symancyk	$308,795

Joan M. Hilson	$116,865

Julie Yoakum	$48,946

Claudia Cividino	$145,570

Karen Cho	$65,199

Jamie L. Singleton	$—

SIGNET JEWELERS	65	2026 PROXY STATEMENT

NEO Agreements

This section summarizes the details of the termination protection agreements with each NEO that were in effect as of the end of Fiscal 2026 or, in the case of Ms. Singleton, was in effect as of May 2, 2025, the date on which she departed from the Company. For additional details regarding the benefits Ms. Singleton received or will be entitled to receive pursuant to the terms of her termination protection agreement, see the Termination Payments table below.

TERMINATION PROTECTION AGREEMENTS

Each of the NEOs are or were party to a termination protection agreement with a US subsidiary of the Company that governs terminations of employment and certain material terms of such NEO’s employment described below.

CEO Termination Protection Agreement

Mr. Symancyk’s termination protection agreement provides that his employment will continue until terminated by the Company at any time, by Mr. Symancyk with at least 90 days’ notice, or upon Mr. Symancyk’s death or termination for “cause,” which terminations may be effective immediately.

Mr. Symancyk is entitled to the following severance payments, subject to the execution and non-revocation of a release of claims, if he is terminated by the Company without “cause”:

◆	One and one-half times (1.5x) the sum of base salary and target annual bonus, payable for twelve months following the date of termination;

◆

A lump sum amount equal to the annual bonus Mr. Symancyk would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of days employed during such fiscal year;

◆

In respect of each then-ongoing award under the Company’s LTIP as of the date of termination, (a) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days employed during the maximum vesting period applicable to the award, and (b) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the executive otherwise would have received for the vesting cycle, prorated based on the number of calendar days employed during the vesting period, in each case payable in accordance with the LTIP and applicable award agreement, except that the special time-based RSU award granted to Mr. Symancyk in connection with his appointment would vest in full upon a termination without cause (and such award will also vest if Mr. Symancyk terminates his employment for good reason); and

◆

If Mr. Symancyk elects coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.

Mr. Symancyk is entitled to the following severance payments, subject to the execution and non-revocation of a release of claims, if in each case within one year following a “change of control” (as defined in the termination protection agreement): (a) he is terminated by the Company without “cause,” or (b) he resigns for “good reason” (as defined in the termination protection agreement):

◆	One and one-half times (1.5x) the sum of base salary and target annual bonus, payable in a lump sum;

◆

A lump sum amount equal to the annual bonus Mr. Symancyk would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of days employed during such fiscal year;

◆

Awards granted pursuant to the LTIP would be paid in accordance with the terms of the LTIP and applicable award agreement, as discussed in the section “Termination Payments—Change of Control” included in this Proxy

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NEO AGREEMENTS

Statement, provided that if such award agreement does not expressly provide for any payment upon a resignation for good reason or termination without cause within one year following a change of control, Mr. Symancyk is entitled to the same payment he would be entitled to receive upon a termination by the Company without cause following a change of control under the LTIP and applicable award agreement; and

◆

If Mr. Symancyk elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for eighteen months or until such earlier termination of COBRA coverage.

Other NEO Termination Protection Agreements

Pursuant to the amended and restated termination protection agreements with our other NEOs, each such NEO’s employment will continue until the agreement is terminated by either party upon at least 90 days’ advance written notice, other than upon the NEO’s death or upon a termination for “cause,” which terminations may be effective immediately.

The amended and restated termination protection agreements also provide for compensation, including, (i) an annual base salary, (ii) target and maximum annual bonus, (iii) eligibility to be considered annually for an LTIP award, as determined in the sole discretion of the Human Capital Management & Compensation Committee, and (iv) participation in benefit plans made available to senior executives of the Company.

These NEOs are each entitled to the following severance payments, subject to the execution and non-revocation of a release of claims, if the NEO is terminated by the Company without “cause”:

◆	One and one-half times (1.5x) the NEO’s base salary, payable for twelve months following the date of termination;

◆	A lump sum amount equal to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs, based on actual performance;

◆

In respect of each then-ongoing award under the Company’s LTIP as of the date of termination, (a) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days employed during the maximum vesting period applicable to the award, and (b) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the executive otherwise would have received for the vesting cycle, prorated based on the number of calendar days employed during the vesting period, in each case payable in accordance with the LTIP and the applicable award agreement; and

◆

If the NEO elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.

These NEOs are each entitled to the following severance payments, subject to the execution and non-revocation of a release of claims, if in each case within one year following a “change of control” (as defined in the termination protection agreement): (a) the NEO is terminated by the Company without “cause,” or (b) the NEO resigns for “good reason” (as defined in the termination protection agreement):

◆	One and one-half times (1.5x) the sum of base salary and target annual bonus, payable in a lump sum;

◆

A lump sum amount equal to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of days employed during such fiscal year;

◆

Awards granted pursuant to the LTIP would be paid in accordance with the terms of the LTIP and applicable award agreement, as discussed in the section “Termination Payments—Change of Control” included in this Proxy Statement, provided that if such award agreement does not expressly provide for any payment upon a resignation for good reason within one year following a change of control, the NEO is entitled to the same payment the NEO would be entitled to receive upon a termination by the Company without cause following a change of control under the LTIP and applicable award agreement; and

SIGNET JEWELERS	67	2026 PROXY STATEMENT

NEO AGREEMENTS

◆

If the NEO elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.

Terms common to the CEO and other NEO Termination Protection Agreements

If an NEO’s employment is terminated by reason of death, such NEO’s estate would have been entitled to the following:

◆	Continued payment of base salary for six months following the date of death;

◆

A lump sum amount equal to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of calendar days employed during such fiscal year; and

◆

In respect of each then-ongoing performance cycle under the LTIP as of the date of termination, (a) with respect to awards that vest in whole or in part based on performance, vesting based on target performance for the performance cycle and pro-rated for the number of calendar days employed during the performance cycle and (b) with respect to awards that vest solely based on the provision of services, vesting shall be pro-rated based on the number of calendar days employed during the vesting cycle.

If an NEO’s employment is terminated by reason of disability or if an NEO retires on or following their 60th birthday with at least five years of service, then such NEO would be entitled to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and prorated for the number of calendar days employed during such fiscal year, and LTIP awards would have been paid in accordance with the terms of the applicable award agreement, as discussed below in the section “Termination Payments” included in this Proxy Statement.

Upon any termination of an NEO’s employment, the NEO will be entitled to accrued and unpaid benefits or obligations.

During employment and for a specified period thereafter, each NEO will be subject to confidentiality, non-disparagement, non-defamation, non-solicitation and non-competition restrictions. In addition, the NEOs are required to meet certain share ownership levels, as set by the Board from time to time. The Company has agreed to provide the NEOs with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company and the members of the Company’s Board.

OTHER AGREEMENTS

Special Retention Awards

On June 2, 2025, Ms. Hilson, received a special, time-based RSU award in connection with the Grow Brand Love strategic plan, promoting leadership continuity. The award Is not eligible for retirement; accordingly, any unvested units will be forfeited and canceled if Ms. Hilson retires prior to the applicable vesting date.

SIGNET JEWELERS	68	2026 PROXY STATEMENT

Termination Payments

Each of the NEOs is or was party to a termination protection agreement (described in the prior section) or other arrangement with the Company that may entitle them to payments or benefits in the event of:

◆	Involuntary termination of employment without cause;

◆	Termination due to death;

◆	Termination due to disability;

◆	Voluntary termination with good reason within one year following a change of control; and

◆	Involuntary termination without cause following a change of control.

The key terms of those payments or benefits are described above in the “NEO Agreements—Termination Protection Agreements.” Below is a description of the treatment of equity awards under the Omnibus Plan and applicable award agreements following a change in control or certain termination events.

Change of Control

Under the Omnibus Plan and award agreements, in the event of a corporate event or transaction involving the Company, a subsidiary and/or an affiliate, equity awards will be adjusted in such manner as the Human Capital Management & Compensation Committee shall determine. Under the terms of the Omnibus Plan, if a change of control occurs, unless otherwise prohibited by applicable law, or unless the Human Capital Management & Compensation Committee determines otherwise in an award agreement, the Human Capital Management & Compensation Committee may (but is not required to) make adjustments in the terms of outstanding awards, such as: (i) continuation or assumption by the surviving company or its parent; (ii) substitution by the surviving company or its parent of awards with substantially the same terms; (iii) accelerated exercisability, vesting and/or lapse of restrictions immediately prior to the occurrence of such event; (iv) upon written notice, provision for mandatory exercise of any outstanding awards, to the extent then exercisable, during a certain period (contingent on the consummation of the change of control) at the end of which the awards terminate; and (v) cancellation of all or any portion for fair value (as determined by the Human Capital Management & Compensation Committee). While it is the Human Capital Management & Compensation Committee’s intention in the event of a change of control to make adjustments in the terms of outstanding awards in accordance with (i) and (ii) above, as the Human Capital Management & Compensation Committee is unable to predict the exact circumstance of any change of control, it is considered prudent to reserve the discretion of considering alternatives (iii), (iv) and (v).

Based on award agreements for outstanding awards, if the awards are not assumed or substituted upon a change of control, the RSUs will each fully vest and the PSUs will vest on a pro-rated basis, based on the number of calendar days that have elapsed during the performance period through the change of control and based on actual performance to the time of the change of control compared to pro-rated performance targets. If awards are assumed or substituted upon a change of control, the RSUs will each continue to vest in accordance with their existing vesting schedule and the PSUs will be converted to time-based vesting units with a value equal to the value of the units that would have vested at the time of the change of control if the awards were not assumed or substituted, and such remaining award shall be subject to time-based vesting for the original performance period. Following the change of control, such modified awards will be subject to full vesting upon termination without cause within one year. The values shown in the table below assume the assumption or substitution of the awards upon a change in control.

Death or Disability

If any of the NEOs had died or were terminated due to disability during Fiscal 2026, a pro rata portion of the unvested time-based RSUs would have vested early and a pro rata portion of the unvested PSUs would have vested early, but in each case only if such awards were granted at least six months prior to the termination date. The number of pro-rated PSUs that would have vested early would have been based on: (i) target performance if such

SIGNET JEWELERS	69	2026 PROXY STATEMENT

TERMINATION PAYMENTS

termination occurred prior to the end of the applicable performance period; or (ii) actual performance if such termination occurred after the applicable performance period. The value of early vesting due to death and disability is shown in the Termination Payments table below. See “NEO Agreements” above for additional information concerning death and disability benefits available to the NEOs.

Retirement

In March 2022, the retirement definition across all compensation and retirement benefit programs was harmonized as the attainment of age 60 and five years of service. The harmonized definition applies to awards and grants made on or after March 18, 2022 for all NEOs. The retirement vesting opportunity for LTIP grants made on or after March 18, 2022 provide for continued vesting and payout of an LTIP award post-retirement such that the full amount is earned (rather than a pro-rated amount), subject to actual performance achievement for performance-based awards, to the extent the retirement event occurs at least six months from the grant date. LTIP grants made prior to March 18, 2022 had an age 65 retirement definition and include pro-rata vesting.

Termination Payments Table

The table below reflects the amount of compensation payable under the arrangements described in the “NEO Agreements” to the individuals serving as NEOs upon a termination of employment: (i) by the Company without cause; (ii) due to death; (iii) due to disability; and (iv) by the Company without cause or by the NEO for Good Reason within one year following a change in control, in each case (other than Ms. Singleton) assuming that the NEO’s employment had been terminated as of January 31, 2026, the last day of Fiscal 2026. For Ms. Singleton, the amounts set forth below reflect the actual payments such NEO received or will be entitled to receive in connection with her termination of employment effective May 2, 2025.

SIGNET JEWELERS	70	2026 PROXY STATEMENT

TERMINATION PAYMENTS

In calculating these estimated values, each table uses an NYSE closing market price of $92.27 per share as of January 30, 2026 (since January 31, 2026 was a Saturday) for purposes of valuing the equity-based termination benefits.

NEO		Involuntary Termination Without Cause(1)	Death(1)	Disability(1)	Retirement	Involuntary Termination Without Cause with a Change in Control; and Voluntary Resignation for Good Reason within 1-year following Change in Control(1)
J.K. Symancyk
	Cash Severance:
	Base salary	$2,100,000	$700,000	$—		$2,100,000
	Bonus(2)	$5,776,022	$2,206,022	$2,206,022		$5,776,022
	Total cash severance	$7,876,022	$2,906,022	$2,206,022		$7,876,022
	Long-term Incentives:
	PSU Vesting(3)	$1,650,246	$1,650,246	$1,650,246		$5,949,570
	RSU Vesting(4)	$1,856,749	$1,856,749	$1,856,749		$8,239,308
	Total value of long-term incentives:	$3,506,995	$3,506,995	$3,506,995		$14,188,878
	Benefits and perquisites	$15,602	$—	$—		$23,404
	Total	$11,398,619	$6,413,017	$5,713,017		$22,088,304
Joan M. Hilson
	Cash Severance:
	Base salary	$1,350,000	$450,000	$—	$—	$1,350,000
	Bonus(2)	$1,040,980	$1,040,980	$1,040,980	$1,040,980	$1,040,980
	Total cash severance	$2,390,980	$1,490,980	$1,040,980	$1,040,980	$4,078,480
	Long-term Incentives:
	PSU Vesting(3)	$3,580,504	$1,510,929	$1,510,929	$3,505,614	$3,824,592
	RSU Vesting(4)	$3,227,193	$2,057,806	$2,057,806	$3,151,716	$7,042,933
	Total value of long-term incentives:	$6,807,697	$3,568,735	$3,568,735	$6,657,330	$10,867,525
	Benefits and perquisites	$11,804	$—	$—	$—	$11,804
	Total	$9,210,481	$5,059,715	$4,609,715	$7,698,310	$14,957,809

SIGNET JEWELERS	71	2026 PROXY STATEMENT

TERMINATION PAYMENTS

NEO		Involuntary Termination Without Cause(1)	Death(1)	Disability(1)	Retirement	Involuntary Termination Without Cause with a Change in Control; and Voluntary Resignation for Good Reason within 1-year following Change in Control(1)
Julie Yoakum
	Cash Severance:
	Base salary	$1,087,500	$362,500	$—	$—	$1,087,500
	Bonus(2)	$755,378	$755,378	$755,378	$—	$1,842,878
	Total cash severance	$1,842,878	$1,117,878	$755,378	$—	$2,930,378
	Long-term Incentives:
	PSU Vesting(3)	$32,492	$—	$—	$—	$—
	RSU Vesting(4)	$257,895	$—	$—	$—	$—
	Total value of long-term incentives:	$290,387	$—	$—	$—	$—
	Benefits and perquisites	$11,808	$—	$—	$—	$—
	Total	$2,145,073	$1,117,878	$755,378	$—	$2,930,378
Claudia Cividino
	Cash Severance:
	Base salary	$825,000	$275,000	$—	$—	$825,000
	Bonus(2)	$436,992	$436,992	$436,992	$—	$1,138,242
	Total cash severance	$1,261,992	$711,992	$436,992	$—	$1,963,242
	Long-term Incentives:
	PSU Vesting(3)	$348,287	$348,287	$348,287	$—	$873,059
	RSU Vesting(4)	$291,112	$291,112	$291,112	$—	$791,379
	Total value of long-term incentives:	$639,399	$639,399	$639,399	$—	$1,664,438
	Benefits and perquisites	$11,774	$—	$—	$—	$11,774
	Total	$1,913,165	$1,351,391	$1,076,391	$—	$3,639,454
Karen Cho
	Cash Severance:
	Base salary	$862,500	$287,500	$—	$—	$862,500
	Bonus(2)	$383,253	$383,253	$383,253	$—	$1,030,128
	Total cash severance	$1,245,753	$670,753	$383,253	$—	$1,892,628
	Long-term Incentives:
	PSU Vesting(3)	$135,541	$135,541	$135,541	$—	$488,662
	RSU Vesting(4)	$137,667	$137,667	$137,667	$—	$496,308
	Total value of long-term incentives:	$273,208	$273,208	$273,208	$—	$984,970
	Benefits and perquisites	$16,875	$—	$—	$—	$16,875
	Total	$1,535,836	$943,961	$656,461	$—	$2,894,473

SIGNET JEWELERS	72	2026 PROXY STATEMENT

TERMINATION PAYMENTS

NEO		Involuntary Termination Without Cause(1)	Death(1)	Disability(1)	Retirement	Involuntary Termination Without Cause with a Change in Control; and Voluntary Resignation for Good Reason within 1-year following Change in Control(1)
Jamie Singleton
	Cash Severance:
	Base salary	$1,335,000	$—	$—	$—	$—
	Bonus(2)	$1,031,176	$—	$—	$—	$—
	Total cash severance	$2,366,176	$—	$—	$—	$—
	Long-term Incentives:		$—	$—	$—	$—
	PSU Vesting(3)	$843,216	$—	$—	$—	$—
	RSU Vesting(4)	$587,483	$—	$—	$—	$—
	Total value of long-term incentives:	$1,430,699	$—	$—	$—	$—
	Benefits and perquisites	$3,997	$—	$—	$—	$—
	Total	$3,800,872	$—	$—	$—	$—

(1)

The termination payments reflected herein for each NEO other than Ms. Singleton represent the amounts that would be payable pursuant to their respective termination protection agreement, subject to such NEO’s execution of a release of claims and compliance with restrictive covenants and subject to the assumptions described in the footnotes below. The termination payments reflected herein for Ms. Singleton represent the amounts she received or is entitled to receive pursuant to her amended and restated termination protection agreement in connection with her departure from the Company effective May 2, 2025, subject to the assumptions described in the footnotes below.

(2)

In the event of a termination due to death or disability, each NEO would be entitled to the annual bonus that such NEO would have received for the full fiscal year in which the termination occurred, based on actual performance, pro-rated for the number of calendar days employed during the fiscal year (or “pro-rated actual bonus”). In the event of an involuntary termination without cause, Mr. Symancyk would receive his pro-rated actual bonus and an amount equal to 1.5 times his target bonus, and Mss. Hilson, Yoakum, Cividino and Cho would each receive their full annual bonus, based on actual performance, without proration. Because her termination of employment occurred in Fiscal 2026, Ms. Singleton became entitled to receive her full annual bonus, based on actual performance, for Fiscal 2026. In the event of an involuntary termination without cause or resignation for good reason within one year after a change of control, each of the NEOs would be entitled to their pro-rated actual bonus and an amount equal to 1.5 times their target bonus.

(3)

In the event of an involuntary termination without cause, each NEO (other than Ms. Hilson or Ms. Singleton) would be entitled to receive the number of PSUs that would have vested based on actual performance, pro-rated for the number of calendar days employed during the applicable vesting period. Mss. Hilson and Singleton would be entitled or became entitled, respectively to receive the full award based on actual performance (without proration) because they had reached the retirement eligible age and minimum years of service requirement, except for Ms. Hilson’s June 2, 2025 PSU award, which would be prorated because this award is not eligible for retirement vesting opportunity. In the event of a termination due to death or disability, if the PSU award was granted at least six months prior to such termination date, then the PSUs would vest based on target performance, pro-rated based on the number of calendar days employed during the applicable vesting period, except that if such death or disability occurs after the end of the performance period for an award, then the pro-rated portion of such PSUs would vest based on actual performance. In the event of a change in control, the table assumes that awards are substituted in connection with the transaction and PSU awards will convert to time-based restricted stock unit awards, based on actual performance through the time of the change of control compared to pro-rated performance targets. For purposes of determining the value of any awards that would vest based on actual performance, the above table assumes that the level of performance achieved as of the date of the table was 0% for PSUs granted in Fiscal 2024 and 100% for PSUs granted in Fiscal 2025 and Fiscal 2026, which may be higher or lower than actual performance at the time of such trigger event.

(4)

Time-based restricted stock units include restricted stock units granted in Fiscal 2024, Fiscal 2025 and, except for Ms. Singleton, Fiscal 2026. In the event of a termination without cause or, if the RSU award was granted at least six months prior to such termination date, due to death or disability, then each NEO would be entitled to receive a number of RSUs equal to the total number of unvested RSUs then-remaining, pro-rated for the number of calendar days employed during the applicable vesting period, except for Mss. Hilson and Singleton, who would be entitled or became entitled, respectively, to receive continued vesting of the full RSU award because they had reached the retirement eligible age and minimum years of service requirement, except for Ms. Hilson’s June 2, 2025 RSU award, which would be prorated because this award is not eligible for retirement vesting opportunity. In the event of a change in control, the table assumes that these time-based restricted stock units are substituted in connection with the transaction.

Except as otherwise disclosed herein, the amounts reported in the tables above are hypothetical amounts based on the disclosure of compensation information about the NEOs. Actual payments will depend on the circumstances and timing of any termination of employment or other triggering event, and compliance with confidentiality, non-solicitation and non-competition restrictions (see “NEO Agreements” above).

SIGNET JEWELERS	73	2026 PROXY STATEMENT

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing the following estimate of the relationship of the median annual total compensation of our employees and the annual total compensation of J.K. Symancyk, our Chief Executive Officer on the determination date used to identify our median employee.

Ratio

Below is the Fiscal 2026 annual total compensation of our CEO, the Fiscal 2026 annual total compensation for our median employee, and the ratio of the Fiscal 2026 annual total compensation of our CEO compared to our median employee:

CEO Pay Ratio

CEO Fiscal 2026 Total Annual Compensation	$12,016,187

Median Employee Fiscal 2026 Total Annual Compensation	$26,766

CEO to Median Employee Pay Ratio	449:1

Methodology for Median Employee

We believe there has been no change to our employee population or compensation arrangements that would significantly impact our pay-ratio calculation or disclosure. Accordingly, we have continued to use the same employee population and consistently applied compensation measure used in our determination for Fiscal 2025, in each case as described below. However, our previously identified median employee had a change in circumstances (moving from part-time to full-time) that we believe would have resulted in a significant change to our pay-ratio disclosure. Therefore, consistent with applicable disclosure rules, we substituted another employee whose compensation was substantially similar to the original median employee based on the same compensation measure used to select the original median employee.

SIGNET JEWELERS	74	2026 PROXY STATEMENT

CEO PAY RATIO

The following information and methodology were used for purposes of our pay-ratio disclosure for Fiscal 2026:

POPULATION

The median employee was identified using pay for those team members (other than the CEO) who were actively employed on the determination date of December 31, 2024, by Signet or one of its consolidated subsidiaries, including Diamonds Direct, Blue Nile, and Rocksbox. Countries that were included in the analysis included the United States, the United Kingdom, and Canada.

The total employee population in these countries as of the determination date consisted of 27,393 full-time, part-time, and seasonal individuals.

An aggregate of 554 employees from Israel (119), India (236), and Botswana (199) were excluded from the analysis (comprising less than 5% of the total population of 27,947 employees as of the determination date), as permitted in the guidelines for the CEO Pay Ratio.

MEDIAN EMPLOYEE

To determine the substitute median employee, the Company included actual base pay plus (as applicable) overtime, bonus, paid time off and commissions, paid during calendar year 2024.

This median employee was a part-time Jewelry Consultant located in the United States.

The median employee’s total annual compensation for Fiscal 2026 consisted of total wages of $20,169, plus $6,597 of overtime, bonus, paid time-off and commissions. The resulting median employee total compensation (shown above) of $26,766 was used in the CEO to Median Employee Pay Ratio calculation.

PAY RATIO

CEO to Median Pay Ratio is 449:1.

Evaluating the CEO Pay Ratio Disclosure

Similar to other large retailers, a sizeable portion of the Company’s workforce is employed on a part-time or seasonal basis. Of Signet’s 27,393 team members in the U.S., U.K. and Canada as of December 31, 2024, the date of determination, 12,483, or 45.6%, were part-time or seasonal and the remaining 14,910, or 54.4%, were full-time. For these reasons, as well as the flexibility allowed by the SEC in calculating this ratio, the Company’s pay ratio may not be comparable to pay ratios at other companies.

SIGNET JEWELERS	75	2026 PROXY STATEMENT

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive “compensation actually paid” (“CAP”) and the Company’s financial performance.
The following table sets forth information on CAP to our PEO (principal executive officer) and (on average) to our other NEOs
(“non-PEO
NEOs”) during the specified years alongside total shareholder return (“TSR”) and net income metrics, as well as the Company-selected measure of Comparable Sales. The Company selected Comparable Sales as the most important financial metric in linking CAP to our NEOs and Company performance, as this metric was used in our STIP, as described under “CDA—Elements of NEO Compensation—Annual Bonus under the Short-Term Incentive Plan (STIP)” above.

							Based on $100 initial investment

Fiscal Year	Summary Compensation Table Total for PEO (J.K. Symancyk, CEO)	Summary Compensation Table Total for PEO (Virginia Drosos, Former CEO)	Compensation Actually Paid to PEO (J.K. Symancyk, CEO)	Compensation Actually Paid to PEO (Virginia Drosos, Former CEO)	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid for non-PEO NEOs	Total Shareholder Return (1)	Peer Group Total Shareholder Return (1)	Net Income	Comparable Sales

2026	$12,016,187	$—	$17,550,147	$—	$3,197,494	$3,825,071	$235.63	$180.64	$294,400,000	1.30%

2025	$5,339,831	$10,274,255	$4,052,486	($2,924,679)	$4,234,018	$1,138,594	$148.88	$174.99	$61,200,000	(3.40%)

2024	$—	$9,043,869	$—	($420,343)	$2,140,241	$474,534	$248.46	$148.02	$810,400,000	(11.60%)

2023	$—	$11,029,154	$—	($7,857,982)	$2,449,760	($941,634)	$186.12	$128.71	$376,700,000	(6.10%)

2022	$—	$12,953,460	$—	$66,134,668	$3,265,792	$12,448,442	$206.82	$133.06	$769,900,000	48.0%

(1)
Peer group TSR reflects the Company’s peer group “S&P 500 Specialty Retail Index” as reflected in our Fiscal 2026 Annual Report on Form
10-K
pursuant to Item 201(e) of Regulation
S-K.
The amount for each year for Company and peer group TSR reflects what the cumulative value of $100 would be, including reinvestment of dividends, if the $100 was invested on January 30, 2021.

NEOs included in the above compensation columns include the following:

Fiscal Year (1)	PEO	Non-PEO NEOs

2026	J.K. Symancyk	Joan M. Hilson, Julie Yoakum, Claudia Cividino, Karen Cho, Jamie L. Singleton

2025	J.K. Symancyk	Joan M. Hilson, Jamie L. Singleton, Rebecca Wooters, Oded Edelman

2024	Virginia C. Drosos	Joan M. Hilson, Jamie L. Singleton, Rebecca Wooters, Oded Edelman

2023	Virginia C. Drosos	Joan M. Hilson, Jamie L. Singleton, Rebecca Wooters, Oded Edelman

2022	Virginia C. Drosos	Joan M. Hilson, Jamie L. Singleton, Rebecca Wooters, Oded Edelman

(1)	There were two CEOs in Fiscal 2025: Virginia C. Drosos and J.K. Symancyk who transitioned into the CEO role on November 4, 2024.

SIGNET JEWELERS	76	2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE

Reconciliation of Summary Compensation Table Totals to CAP Totals
The following table reconciles the Summary Compensation Table Total amounts to CAP for each of the CEO and the average of the non-PEO
NEOs.

	Fiscal Year	Summary Compensation Table Total		Value of Stock Awards in Summary Compensation Table Total		Value of Equity Compensation Included in CAP under SEC Rules		Compensation Actually Paid
CEO—J.K. Symancyk	2026	$12,016,187	-	$7,627,984	+	$13,161,944	=	$17,550,147
	2025	$5,339,831	-	$3,402,449	+	$2,115,103	=	$4,052,486
CEO—Virginia C. Drosos	2025	$10,274,255	-	$8,725,785	+	($4,473,149)	=	($2,924,679)
	2024	$9,043,869	-	$7,514,588	+	($1,949,624)	=	($420,343)
	2023	$11,029,154	-	$8,908,930	+	($9,978,206)	=	($7,857,982)
	2022	$12,953,460	-	$6,814,324	+	$59,995,532	=	$66,134,668
Average non-PEO NEOs	2026	$3,197,494	-	$1,606,107	+	$2,233,684	=	$3,825,071
	2025	$4,234,018	-	$3,370,445	+	$275,021	=	$1,138,594
	2024	$2,140,241	-	$1,328,566	+	($337,141)	=	$474,534
	2023	$2,449,760	-	$1,511,407	+	($1,879,987)	=	($941,634)
	2022	$3,265,792	-	$1,203,834	+	$10,386,485	=	$12,448,442
The table below provides the following components of the value of equity compensation included in CAP for the periods indicated, determined in accordance with SEC methodology for this disclosure:

◆	For awards granted during the applicable fiscal year (and which were still outstanding as of the end of such fiscal year), the fiscal year end value;

◆	For awards granted during prior years that were still outstanding as of the applicable fiscal year end, the change in value as of the applicable fiscal year end compared to the prior fiscal year end;

◆	For awards granted in prior fiscal years that vested during the applicable fiscal year, the change in value as of the vesting date compared to the value as of the prior fiscal year end; and

◆
For any awards that vested during the applicable fiscal year, the value of any dividend equivalents that accrued during the vesting period with respect to those awards and were paid out at the same time as the underlying awards, as of the vesting date.

	Fiscal Year	Fiscal Year End Value of Current Year Awards Outstanding as of Fiscal Year End		Change in Value as of Fiscal Year-End for Prior Year Awards Outstanding as of Fiscal Year-End		Change in Value as of Vesting Date for Awards that Vested During the Fiscal Year		Accrued Dividends Paid for Awards that Vested During the Fiscal Year		Value of Equity for CAP Purposes
CEO—J.K. Symancyk	2026	$11,972,324	+	$817,532	+	$372,088	+	$—	=	$13,161,944

	2025	$2,115,103	+	$—	+	$—	+	$—	=	$2,115,103
CEO—Virginia C. Drosos	2025	$5,465,034	+	($9,867,387)	+	($70,795)	+	$—	=	($4,473,149)
	2024	($143,939)	+	($598,316)	+	($1,207,369)	+	$—	=	($1,949,624)
	2023	$546,793	+	($3,478,125)	+	($7,046,874)	+	$—	=	($9,978,206)

	2022	$11,043,563	+	$20,998,966	+	$27,857,495	+	$95,508	=	$59,995,532
Average non-PEO NEOs	2026	$2,370,966	+	($12,863)	+	($124,419)	+	$—	=	$2,233,684
	2025	$2,036,120	+	($1,707,212)	+	($53,886)	+	$—	=	$275,021
	2024	($25,448)	+	($102,403)	+	($209,289)	+	$—	=	($337,141)
	2023	$95,271	+	($584,807)	+	($1,390,450)	+	$—	=	($1,879,987)

	2022	$1,956,329	+	$5,549,224	+	$2,876,577	+	$4,355	=	$10,386,485

SIGNET JEWELERS	77	2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE

Fair value of equity awards granted in the applicable fiscal year based on the closing stock price on the last business day of such fiscal year. Change in fair value of equity awards was determined for RSU and RSA awards based on the closing stock price on the last business day of the applicable fiscal year or, in the case of the vesting dates, the actual stock price on the vesting date, in each case compared to values from the beginning of such fiscal year based on the closing stock price on the first business day of such fiscal year. For PSU awards, the same stock price methodology was utilized, and performance achievement was applied based on the probability of achievement as previously disclosed at the end of each fiscal year. For amounts based on fiscal year end stock prices, the following prices were used: Fiscal 2026 price of $92.27 (59.28%% change from the beginning of the year), Fiscal 2025 price of $59.23 ((39.75)% change from the beginning of the year), Fiscal 2024 price of $100.27 (31.6% change from the beginning of the year), Fiscal 2023 price of $76.00 ((11.8)% change from the beginning of the year), and Fiscal 2022 price of $85.44 (105.4% change from the beginning of the year).
Most Important Measures Linking CAP During Fiscal 2026 to Company Performance
The following table discloses the most important measures used by the Company to link CAP to our NEOs to Fiscal 2026 performance. For further information regarding these performance metrics and their function in our executive compensation program, see the CDA section above.

Most Important Measures
Comparable Sales	Adjusted Operating Income	Free Cash Flow	Revenue	Adjusted Operating Margin
Relationship Between CAP and Financial Performance
The following graphs demonstrate the relationship between the CAP amounts and each of (a) Company and peer group TSR, (b) net income, and (c) Comparable Sales, in each case, which are included in the pay versus performance table above. As noted above, CAP for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by, or actually paid to, the CEO and other NEOs during the applicable years.
Compensation Actually Paid versus Total Shareholder Return

SIGNET JEWELERS	78	2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE

Compensation Actually Paid versus Net Income

Compensation Actually Paid versus Comparable Sales

SIGNET JEWELERS	79	2026 PROXY STATEMENT

Equity Compensation Plan Information

The following table sets forth certain information, as of January 31, 2026, concerning Common Shares authorized for issuance under the Company’s equity compensation plans.

	Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(3) (c)

Equity compensation plans approved by security holders	2,082,102	$38.91	2,232,876

Equity compensation plans not approved by security holders	—	$—	—

Total	2,082,102	$38.91	2,232,876

(1)

Securities indicated include non-qualified stock options, RSUs and PSUs issued under the 2009 and 2018 Omnibus Plans. PSUs included reflect vesting upon achievement of maximum levels of applicable performance conditions.

(2)	Excludes any unvested RSUs and PSUs.

(3)	The shares remaining available for issuance may be issued in the form of stock options, restricted shares, RSUs and PSUs or other stock awards under the Omnibus Plan.

SIGNET JEWELERS	80	2026 PROXY STATEMENT

Shareholder Q&A

When and where can I find the Proxy Statement and Internet Notice?

The Signet Proxy Statement and Internet Notice were filed with the SEC and published on the Annual Meeting website, www.proxydocs.com/SIG, on May 14, 2026. The Internet Notice will be emailed or mailed to shareholders on or around May 14, 2026. The Signet Annual Report on Form 10-K for Fiscal 2026 was filed with the SEC on March 19, 2026, and is published on the Company’s website. Hard copies of Signet’s proxy materials will be mailed to those shareholders who have requested them on or around May 14, 2026.

What is included in Signet’s proxy materials?

Signet’s proxy materials include the Proxy Statement, a proxy card for voting, and Annual Report to Shareholders for Fiscal 2026. In accordance with SEC rules, Signet emails or mails many shareholders the Internet Notice informing them of the availability of proxy materials on its Annual Meeting website at www.proxydocs.com/SIG. The Internet Notice, when mailed to shareholders, also incorporates Signet’s Proxy Voting Instructions that may be returned by mail, as set forth in “How do I vote?” below.

How do I register my email address for email delivery of the proxy materials?

You can register your email address for email delivery of proxy materials by following the process established by your broker, or by internet at www.proxyvote.com.

Signet encourages shareholders to take advantage of the availability of proxy materials on the 2026 Annual Meeting website, www.proxydocs.com/SIG and register for email delivery. This allows the Company to significantly reduce its printing and postage costs while ensuring timely delivery to shareholders and supporting the Company’s commitment to environmental stewardship.

What will I receive if I register for email delivery?

Shareholders registered for email delivery of Signet proxy materials will receive an email on or around May 14, 2026. The email will contain a link to proxy materials available on the Annual Meeting website and details on how to vote.

How do I request a hard copy of the proxy materials?

Instructions for requesting a hard copy of Signet’s proxy materials can be found on the Internet Notice, a copy of which is posted on the Annual Meeting website, www.proxydocs.com/SIG. You can also request a hard copy using the same contact details provided under “How do I register my email address for email delivery of proxy materials?” above.

Internet: Telephone: Email:	www.proxyvote.com 1-800-579-1639 sendmaterial@proxyvote.com

If requesting a hard copy of proxy materials by email, please send a blank email and include in the subject line the information that is printed in the box marked by an arrow that was included on the Internet Notice. Please make your request on or before June 12, 2026 to facilitate timely delivery.

Who is entitled to vote at the Annual Meeting?

You are entitled to vote at the Annual Meeting, and any postponement(s) or adjournment(s) thereof, if you owned Common Shares as of the close of business on May 1, 2026, the record date for the Annual Meeting. On the record date there were 39,652,361 Common Shares issued and outstanding, excluding treasury shares. Each issued and outstanding Common Share is entitled to one vote on each matter at the Annual Meeting.

SIGNET JEWELERS	81	2026 PROXY STATEMENT

SHAREHOLDER Q&A

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of record	Beneficial owner of shares held in street name

If your shares were registered directly in your name with one of Signet’s registrars (Equiniti for US shareholders, and MUFG Corporate Markets for UK and other non-US shareholders) on the record date, you are considered the shareholder of record for those shares.

If your shares were registered with a broker, bank or other nominee on the record date, you are considered a beneficial owner of shares held in street name.

Signet’s Internet Notice or hard copy proxy materials will be provided directly to you.	Signet’s Internet Notice or hard copy proxy materials will be forwarded to you by that entity, which is considered the shareholder of record for those shares. Your broker, bank or other nominee will send you details on how to vote your shares, and you must follow their instructions to vote.

How can I attend the virtual Annual Meeting?

The Company has elected to hold the Annual Meeting virtually and be conducted exclusively by a live audio webcast.

If you are a shareholder of record as of the close of business on May 1, 2026, the record date for the Annual Meeting, you will be able to virtually attend the Annual Meeting, vote your shares and submit questions online during the meeting by visiting www.virtualshareholdermeeting.com/SIG2026. You will need to enter the 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you are a beneficial owner holding your shares in street name as of the close of business on May 1, 2026, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee. You may not vote your shares electronically at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder.

The online meeting will begin promptly at 11:30 a.m., Eastern time. We encourage you to access the meeting prior to the start time, and you should allow approximately 15 minutes for the online check-in procedures.

If you wish to submit a question for the Annual Meeting, you may do so in advance at www.virtualshareholdermeeting.com/SIG2026, or you may type it into the dialog box provided at any point during the virtual meeting (until the floor is closed to questions).

What can I do if I need technical assistance during the Annual Meeting?

If you encounter any difficulties accessing or participating in the virtual Annual Meeting webcast, please call the technical support number that will be posted on the virtual meeting website log-in page.

Why is the Company holding a virtual Annual Meeting?

In addition to protecting the health and safety of all attendees, we believe there are many benefits to hosting a virtual meeting. The virtual meeting format provides the opportunity for broader shareholder attendance and participation by enabling all shareholders to participate at little to no cost using an Internet-connected device from anywhere around the world, which improves our ability to engage with all shareholders, regardless of size, resources, or physical location. It also allows us to reduce the cost and environmental impact associated with hosting an in-person meeting.

SIGNET JEWELERS	82	2026 PROXY STATEMENT

SHAREHOLDER Q&A

When is broker discretionary voting permitted and what is the effect of broker non-votes?

In accordance with the rules of the New York Stock Exchange (“NYSE”), in circumstances where a broker, bank or other nominee does not receive specific voting instructions from the beneficial owner of the relevant shares, the broker may use his discretion to vote those shares on certain routine matters on the beneficial owner’s behalf. At the Annual Meeting, broker discretionary voting is only permitted with respect to Proposal 2: Appointment of KPMG as Independent Auditor.

A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

What is a proxy and how does proxy voting work?

A proxy is your legal designation of another person (or persons) to attend and vote your shares at an Annual Meeting on your behalf. The person you so designate is known as your proxy.

You can direct your proxy to vote your shares FOR or AGAINST, or to ABSTAIN from voting with respect to each matter to be voted on at the Annual Meeting. A proxy must vote your shares at the Annual Meeting in accordance with your instructions.

The Board has designated Stash Ptak and Matt Shady, or either of them (each with full power of substitution) as proxies available to shareholders to have their shares voted at the Annual Meeting in accordance with your instructions.

If you appoint a proxy, you may still attend and vote electronically at the Annual Meeting. If you vote at the Annual Meeting, you will have effectively revoked any previously appointed proxies.

What happens if I appoint more than one proxy?

If you authorize your shares to be voted under more than one form of proxy, each proxy must authorize the exercise of rights attaching to different shares held by you. In circumstances where the Company’s registrars receive two or more valid proxy forms in respect of the same share(s) and the same meeting, the form dated last will be treated as replacing and revoking the other(s).

If you appoint a proxy designated by the Board but do not provide voting instructions, the shares represented by your proxy will be voted in accordance with the recommendation of the Board.

If you submit voting instructions but do not name a proxy, the Chair of the Annual Meeting will be appointed as your proxy.

SIGNET JEWELERS	83	2026 PROXY STATEMENT

SHAREHOLDER Q&A

What proposals are being voted on at the Annual Meeting, what vote is required to approve each proposal and what is the effect of abstentions and broker non-votes?

Proposal	Board’s Recommendation	Vote Required to Approve	Effect of Abstentions	Effect of Broker Non-Votes

1. Election of Directors	FOR each Director nominee	Majority of the votes cast FOR each Director nominee	No effect — not counted as votes cast	No effect — not counted as votes cast

2. Appointment of KPMG as Independent Auditor and authorization of the Audit Committee to determine its compensation.	FOR	Majority of the votes cast FOR	No effect — not counted as votes cast	Not applicable — broker discretionary voting is permitted

3. Approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers (the “Say-on-Pay” vote)	FOR	Majority of the votes cast FOR (advisory only)	No effect — not counted as votes cast	No effect — not counted as votes cast

How do I vote?

If you are unable to attend and vote electronically at the Annual Meeting, details of how you can appoint a proxy to vote on your behalf at the Annual Meeting, and any postponement(s) or adjournment(s) thereof, can be found in the table below.

Method	Details	Additional Notes

By internet:	www.proxyvote.com	Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. You may access the voting site directly, or through the Annual Meeting website at www.proxydocs.com/SIG.

By telephone:	1-800-690-6903	Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

By mail:	Mark, sign and date your proxy card and return it in the postage-paid envelope Broadridge Financial Solutions, Inc. (“Broadridge”) has provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.	Your Proxy Voting Instructions must be signed to be valid. If signed under a power of attorney or other authority, a copy of this authority must be sent to Broadridge with your Proxy Voting Instructions.

Deadline for receipt by Broadridge:	11:59 p.m., Eastern Time on June 25, 2026 (4:59 a.m. British Summer Time) for shares held directly and by 11:59 p.m. Eastern Time on June 23, 2026 (4:59 a.m. British Summer Time) for shares held in a plan.

Submitting proxy instructions will not prevent a shareholder from virtually attending the Annual Meeting.

SIGNET JEWELERS	84	2026 PROXY STATEMENT

SHAREHOLDER Q&A

Can I change my proxy appointment and/or voting instructions?

You can change your proxy appointment and/or voting instructions before the deadline of 11:59 p.m., Eastern Time (4:59 a.m. British Summer Time) on June 25, 2026 for shares held directly and by 11:59 P.M. Eastern Time on June 23, 2026 (4:59 a.m. British Summer Time) for shares held in a Plan by re-submitting your vote as detailed in “How do I vote?” above.

In circumstances where two or more valid forms in respect of the same share(s) and the same meeting are received, the form dated last will be treated as replacing and revoking the other(s).

You may also attend the Annual Meeting virtually and change your vote by voting electronically at the Annual Meeting.

If you are a beneficial owner of shares held in street name and you vote by proxy, you may change your vote by submitting new instructions to your broker, bank or other nominee in accordance with that entity’s procedure.

Can I revoke the appointment of my proxy without appointing another?

If you are a shareholder of record, you can revoke the appointment of your proxy at any time before your shares are voted by submitting a written notice of revocation to Broadridge. Contact details can be found in the table under the heading “How do I vote?” above.

You can also revoke the appointment of your proxy by virtually attending the Annual Meeting and voting. By voting at the Annual Meeting, you will have effectively revoked any previously appointed proxies.

Beneficial owners of shares held in street name must follow the instructions of their broker, bank or other nominee to revoke their voting instructions.

Will my shares be voted if I do nothing?

If you are a shareholder of record and do not appoint a proxy, submit voting instructions or attend the Annual Meeting to vote electronically, your shares will not be voted.

If you are a beneficial owner of shares held in street name, your broker, bank or other nominee may use their discretion to vote your shares with respect to Proposal 2: Appointment of KPMG as Independent Auditor.

What constitutes a quorum in order to transact business at the Annual Meeting?

The presence at the start of the Annual Meeting, virtually or by proxy, of two holders of Common Shares will constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are treated as present and are therefore counted in determining the existence of a quorum. The Corporate Secretary will determine whether or not a quorum is present at the Annual Meeting.

How will voting be conducted at the Annual Meeting?

Voting at the Annual Meeting will be conducted by way of a poll. A representative from Broadridge will be in attendance at the Annual Meeting to explain the voting procedure, conduct the poll, count votes and certify the results. As each proposal is introduced to the Annual Meeting, shareholders will be given the opportunity to ask questions relating to such proposal.

When and where can I find the final results of the Annual Meeting?

Final voting results will be available on Signet’s website and reported on a Current Report on Form 8-K filed with the SEC as soon as practicable after the conclusion of the Annual Meeting. The results will confirm the number of votes cast for and against each proposal, as well as abstentions and broker non-votes (where applicable).

What happens if additional matters are presented at the Annual Meeting?

Our management team is not aware of any matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting.

SIGNET JEWELERS	85	2026 PROXY STATEMENT

SHAREHOLDER Q&A

If other matters are properly presented at the Annual Meeting, your shares will be voted in accordance with the recommendation of the Board if:

◆	You appointed a proxy designated by the Board; or

◆	The Chair of the Annual Meeting was appointed as your proxy because you submitted voting instructions (for other proposals) but did not name a proxy.

How do I submit a shareholder proposal for the Company’s 2027 Annual Meeting of Shareholders?

Shareholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) will be considered for inclusion in the Company’s 2027 Proxy Statement and proxy card if received in writing by the Corporate Secretary on or before January 14, 2027 unless the date of the 2027 annual meeting of shareholders is changed by more than 30 days from the date of the last annual general meeting, in which case the proposal must be received no later than a reasonable time before the Company begins to print and send its proxy materials. Notice of the proposal must comply with SEC rules, Bye-law 26 of the Company’s Bye-laws and be a proper subject for shareholder action under Bermuda law.

Shareholders who intend to submit nominations to the Board of Directors or present other proposals for consideration at our 2027 annual meeting (other than proposals submitted in accordance with Rule 14a-8 for inclusion in our proxy materials) must comply with all provisions of our Bye-laws with respect to such nominations and proposals and provide timely written notice thereof. To be timely for our 2027 annual meeting, notice must be delivered to our Corporate Secretary at our principal executive offices no earlier than February 26, 2027, and no later than March 28, 2027. However, in the event that our 2027 annual meeting is to be held on a date that is not within 30 calendar days before or after June 26, 2027, to be timely, notice must be so delivered not later than the tenth calendar date following the earlier of the date on which notice of the annual meeting was given to the shareholders or the date on which public announcement of the date of the 2027 annual meeting is first made. The additional procedures detailed in Bye-law 26 and 40 must also be followed, as applicable.

In addition to satisfying the requirements under our Bye-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act.

Under Bermuda law, shareholders holding not less than five percent of the total voting rights or 100 or more shareholders together may require the Company to give notice to its shareholders of a proposal intended to be submitted at an annual meeting of shareholders. Generally, notice of such a proposal must be received not less than six weeks before the date of the meeting and must otherwise comply with the requirements of Bermuda law.

The Company’s Bye-laws can be found on Signet’s website at www.signetjewelers.com/investors/corporate-governance/documents-and-charters/.

Shareholder proposals should be sent to the Company at 375 Ghent Road, Akron, Ohio 44333, U.S.A., addressed for the attention of the Corporate Secretary.

Why has my household only received a single copy of the Internet Notice?

Shareholders who share a single address will receive a single Internet Notice (or a single set of proxy materials if a hard copy has been requested) unless contrary instructions have previously been received by the Company. This practice, known as “householding,” is permitted under Exchange Act rules and allows the Company to significantly reduce its printing and postage costs and environmental impact. Copies of the Internet Notice and proxy materials can be found on the Annual Meeting website: www.proxydocs.com/SIG, and the Company will promptly deliver, upon written or oral request, a separate copy of the Internet Notice and/or a full set of proxy materials to any shareholder residing at an address to which only one copy was mailed. Please address any such request to the Corporate Secretary at 375 Ghent Road, Akron, Ohio, 44333 U.S.A. or 330-668-5000. If you would like to receive a single copy in the future rather than multiple copies, please contact the Company in the same way. Copies will be sent promptly and without charge.

SIGNET JEWELERS	86	2026 PROXY STATEMENT

SHAREHOLDER Q&A

Beneficial owners who would like to change the number of copies received should contact their broker, bank or other nominee to request the change.

Who bears the cost of proxy solicitation?

The Company bears the cost of soliciting proxies which may occur by internet, mail and/or telephone. The Company will also request that banks, brokers, custodian nominees and fiduciaries supply proxy materials to beneficial owners of the Company’s Common Shares of whom they have knowledge and reimburse them for their expenses in so doing. Certain Directors, officers and employees of the Company may solicit proxies personally or by mail, email, telephone or fax without additional compensation.

Other Business

We do not anticipate that matters other than those described in this proxy statement will be brought before the meeting for action, but if any other matters should properly come before the meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the discretion of the proxy holders.

BY ORDER OF THE BOARD OF DIRECTORS

Matt Shady
Corporate Secretary

Akron, Ohio
May 14, 2026

SIGNET JEWELERS	87	2026 PROXY STATEMENT

SIGNET JEWELERS LIMITED
375 GHENT ROAD
AKRON, OH 44333
ATTN: CORPORATE SECRETARY

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 25, 2026 for shares held directly and by 11:59 P.M. Eastern Time on June 23, 2026 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SIG2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 25, 2026 for shares held directly and by 11:59 P.M. Eastern Time on June 23, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V96681-P51908 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

 SIGNET JEWELERS LIMITED

The Board of Directors recommends you vote FOR each nominee listed in Proposal 1, and FOR Proposals 2 and 3 below.

1.	Election of eleven members of the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

	Nominees:	For	Against	Abstain

	1a. Helen McCluskey	☐	☐	☐

	1b. J.K. Symancyk	☐	☐	☐

	1c. André V. Branch	☐	☐	☐

	1d. Sandra B. Cochran	☐	☐	☐

	1e. Jeffrey Gennette	☐	☐	☐

	1f. R. Mark Graf	☐	☐	☐

	1g. Zackery A. Hicks	☐	☐	☐

	1h. Sharon L. McCollam	☐	☐	☐

	1i. Brian Tilzer	☐	☐	☐

		For	Against	Abstain

	1j. Eugenia Ulasewicz	☐	☐	☐

	1k. Dontá L. Wilson	☐	☐	☐

2.	Appointment of KPMG LLP as independent auditor of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next Annual Meeting of Shareholders and authorization of the Audit Committee to determine its compensation.	☐	☐	☐

3.	Approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and Annual Report are available at www.proxydocs.com/SIG or at www.proxyvote.com.

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V96682-P51908

SIGNET JEWELERS LIMITED

Proxy for the Annual Meeting of Shareholders to be held on June 26, 2026

Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Stash Ptak and Matt Shady, or either of them, each with full power of substitution and power to act alone, as proxies to vote (in accordance with the accompanying voting instructions or, in the absence of instructions on a matter, in the proxy’s discretion) all the Common Shares which the undersigned would be entitled to vote and acting on all matters which may properly come before the Annual Meeting of Shareholders of Signet Jewelers Limited, to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/SIG2026, at 11:30 a.m., Eastern Time, on Friday, June 26, 2026, and at any and all adjournments and postponements thereof, as set forth on the reverse side.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1 AND A VOTE “FOR” PROPOSALS 2 AND 3. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.

YOUR VOTE IS IMPORTANT TO US. PLEASE VOTE BY USING THE INTERNET OR TELEPHONE OR BY COMPLETING, SIGNING, DATING AND RETURNING THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE